As filed with the Securities and Exchange Commission on January 20, 2026
Securities Act File No. [●]

United States
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No. ☐

Post-Effective Amendment No. ☐

Valued Advisers Trust
(Exact Name of Registrant as Specified in Charter)

225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246
(Address of Registrant’s Principal Executive Offices)

(513) 587-3400
(Registrant’s Telephone Number, including Area Code)

Capitol Services, Inc.
108 Lakeland Ave.
Dover, DE 19901
(Name and Address of Agent for Service)

With copies to:

Joseph Mannon Deborah Bielicke Eades Vedder Price P.C. 222 North LaSalle Street Chicago, IL 60601	Terry Davis and Tanya Boyle DLA Piper LLP One Atlantic Center 1201 West Peachtree Street, Suite 2900 Atlanta, GA 30309

Title of Securities Being Registered: Shares of a series of the Registrant – Kovitz Core Equity ETF.

No filing fee is required because the Registrant is relying on Section 24(f) of the Investment Company Act of 1940, as amended, pursuant to which it has previously registered an indefinite number of shares.

Approximate date of proposed public offering: As soon as practicable after this Registration Statement becomes effective under the Securities Act of 1933, as amended.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Commission, acting pursuant to Section 8(a), may determine.

Fort Pitt Capital Total Return Fund

A Series of Exchange Place Advisors Trust
c/o Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246
February [●], 2026

Dear Shareholder:

The enclosed Combined Proxy Statement/Prospectus discusses proposals to be voted upon by shareholders of Fort Pitt Capital Total Return Fund (“Fort Pitt Capital Fund” or the “Target Fund”), a series of Exchange Place Advisors Trust (the “Target Trust”), at a special meeting of shareholders to be held at [●] a.m., Eastern time on March 31, 2026 at the offices of Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246. Specifically, shareholders will be asked to vote on the following proposals:

1.	To reorganize Fort Pitt Capital Fund into Kovitz Core Equity ETF (“Kovitz ETF” or the “Acquiring Fund”).

2.	To approve a new investment advisory agreement for Fort Pitt Capital Total Return Fund.

Please review the Combined Proxy Statement/Prospectus and cast your vote on the proposals. After considering the proposals, the Board of Trustees (the “Board”) of the Target Trust has unanimously approved each proposal.

The Board of the Target Trust recommends that shareholders vote FOR each of the proposals.

Reorganization of Your Fund

You are being asked to consider a plan to reorganize Fort Pitt Capital Fund into Kovitz ETF, a series of the Valued Advisers Trust (the “Acquiring Trust”), which operates as an exchange-traded fund (“ETF”) and which is also managed by Focus Partners Wealth, LLC (“Focus Partners Wealth” or the “Advisor”), the successor to Kovitz Investment Group Partners, LLC (“Kovitz”), the prior advisor to both Fort Pitt Capital Fund and Kovitz ETF. Subject to shareholder approval and certain other conditions, the reorganization is expected to take place on or about [●], 2026 and is expected to qualify as a tax-free reorganization for U.S. federal income tax purposes. In connection with the reorganization, your shares of Fort Pitt Capital Fund will be exchanged for shares of equal value of Kovitz ETF, with cash being received in lieu of fractional shares.

The reorganization was recommended by Kovitz and has been unanimously approved by the Board of the Target Trust. The Board of the Target Trust recommends that you vote “FOR” the reorganization of Fort Pitt Capital Fund.

Shareholders will need brokerage accounts with the ability to transact in ETF shares in connection with the reorganization. The IMPORTANT NOTICE ABOUT YOUR Fort Pitt Capital Fund ACCOUNT—QUESTIONS AND ANSWERS that follows includes a description of required actions for shareholders who hold shares of Fort Pitt Capital Fund in accounts that cannot hold ETF shares and should be read carefully.

Internal Restructuring of the Advisor to Your Fund

In connection with a corporate restructuring, Kovitz transferred a substantial majority of Kovitz’s assets and liabilities to a fellow affiliated firm, Focus Partners Wealth, on January 1, 2026 (the “Transaction”). The Advisor and Kovitz believe the Transaction presented an opportunity to combine the complementary resources of the two organizations to better serve clients.

Consistent with the requirements of the Investment Company Act of 1940, as amended (the “1940 Act”), the advisory agreement between Kovitz and Fort Pitt Capital Fund (the “Kovitz Advisory Agreement”) automatically terminated on the closing date of the Transaction. At a meeting held on December 9-10, 2025, the Board of the Target Trust unanimously approved a new investment advisory agreement between Focus Partners Wealth and the Target Trust with respect to Fort Pitt Capital Fund (the “New Advisory Agreement”).

Under the New Advisory Agreement, Focus Partners Wealth will provide investment advisory services to Fort Pitt Capital Fund on the same terms and conditions and at the same advisory fee rate as those in effect under the Kovitz Advisory Agreement. Fort Pitt Capital Fund’s investment objective, policies, risks, principal or non-principal strategies, and fundamental or non-fundamental investment restrictions did not change as a result of the Transaction. The investment advisory personnel who currently manage Fort Pitt Capital Fund will continue to do so if the New Advisory Agreement goes into effect.

You are being asked to approve the New Advisory Agreement to facilitate continuity of management of Fort Pitt Capital Fund pending shareholder approval and consummation of the reorganization. Effective as of the closing date of the Transaction, Focus Partners Wealth currently manages Fort Pitt Capital Fund pursuant to an interim advisory agreement approved by the Board of the Target Trust. Focus Partners Wealth will continue managing Fort Pitt Capital Fund under either the interim advisory agreement or, if approved by shareholders, the New Advisory Agreement, until the reorganization is consummated. As required by Rule 15a-4 under the 1940 Act, shareholder approval of the New Advisory Agreement is also necessary to permit payment to Focus Partners Wealth of the fees accrued under the interim advisory agreement regardless of whether the reorganization is separately approved.

The Board of the Target Trust voted unanimously to approve the New Advisory Agreement and recommends that you vote FOR the proposal to approve the New Advisory Agreement.

***

Please read the enclosed materials carefully and cast your votes on the proxy card. Your vote is extremely important, no matter how large or small your holdings may be.

Voting is quick and easy. To cast your vote, simply complete the proxy card enclosed in this package. Be sure to sign the card before mailing it in the postage-paid envelope. You may

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also vote your shares by touch-tone telephone. Simply call the toll-free number on your proxy card, enter the control number found on the card, and follow the recorded instructions. You may also vote your shares by Internet. Simply go to the website indicated on your proxy card, enter the control number found on the front of your proxy card, and follow the instructions to cast your vote. You may receive a call from our proxy solicitor, EQ Fund Solutions, reminding you to vote.

If you have any questions before you vote, please call our proxy solicitor at 866-796-1285. Thank you for your participation in this important initiative.

Very truly yours, Ian Martin President and Principal Executive Officer Exchange Place Advisors Trust

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IMPORTANT INFORMATION

FOR FUND SHAREHOLDERS

This section contains a brief overview of proposals presented at the Special Meeting. You are encouraged to read the complete Combined Proxy Statement/Prospectus to obtain more detailed information.

Q.	Why am I receiving this Combined Proxy Statement/Prospectus?

A.	You are receiving the Combined Proxy Statement/Prospectus as a holder of common shares of Fort Pitt Capital Total Return Fund (the “Fort Pitt Capital Fund” or the “Target Fund”), a series of Exchange Place Advisors Trust (the “Target Trust”), in connection with the solicitation of proxies by the Board of Trustees of the Target Trust (the “Board”) for use at a special meeting of shareholders of Fort Pitt Capital Fund (the “Special Meeting”). You are being asked to consider two separate proposals relating to Fort Pitt Capital Fund as described further below.

On May 15, 2025, Focus Financial Partners Inc. (“Focus Inc.”), the managing member of Focus Financial Partners, LLC (“Focus”) Focus is the ultimate parent company of Kovitz Investment Group Partners, LLC (“Kovitz”), the prior investment adviser to the Target Fund - announced an internal restructuring of Kovitz (the “Transaction”) that resulted in the transfer of a substantial majority of Kovitz’s assets and liabilities on January 1, 2026 (the “Transaction Closing Date”) to another wholly-owned subsidiary of Focus, Focus Partners Wealth, LLC (“Focus Partners Wealth” or the “Advisor “), the current investment adviser to both the Target Fund and the Acquiring Fund (as defined below).

Prior to the Transaction, after a review of product offerings, Kovitz proposed that the Target Fund be reorganized into Kovitz Core Equity ETF (“Kovitz ETF” or the “Acquiring Fund”), an exchange-traded fund (“ETF”) and a series of Valued Advisers Trust (the “Acquiring Trust”) that was also previously advised by Kovitz and is currently advised by Focus Partners Wealth following the Transaction. Kovitz and Focus Partners Wealth believe that the reorganization would allow shareholders to continue to invest in a similar strategy in an ETF product with the benefits of the tax efficiencies of an ETF and lower expenses. In addition, Kovitz and the Advisor believe Kovitz ETF has greater potential opportunities for growth and economies of scale as compared to the Target Fund.

In addition to being asked to approve the plan of reorganization of the Target Fund into Kovitz ETF, you are also being asked to approve a New Advisory Agreement to facilitate continuity of management of the Target Fund pending shareholder approval and consummation of the reorganization. As required by Rule 15a-4 under the Investment Company Act of 1940, as amended (the “1940 Act”), shareholder approval of the New Advisory Agreement is also necessary to permit payment to Focus Partners Wealth of the fees accrued under the interim advisory agreement regardless of whether the reorganization is separately approved.

Q.	Is approval of both proposals required for the passage of either proposal?

A.	No. Neither proposal is contingent upon the passage of the other.

Proposal Regarding the Reorganization

Q.	How will the proposal regarding the Reorganization be carried out if approved by shareholders?

A.	At the Special Meeting, shareholders of the Target Fund will be asked to vote on an Agreement and Plan of Reorganization (the “Plan”) under which the Target Fund will transfer substantially all of its assets and all its liabilities to Kovitz ETF in exchange for newly issued common shares of the Acquiring Fund (the “Reorganization”). The Target Fund is currently operated as a mutual fund, and the Acquiring Fund is an ETF. As an ETF, the Acquiring Fund’s shares trade on the NYSE Arca, Inc. Your shares of the Target Fund will be exchanged for shares of an equivalent aggregate net asset value (“NAV”) of the Acquiring Fund, with cash being received in lieu of fractional shares. Shares of the Acquiring Fund will be transferred to each shareholder’s brokerage account, or if a shareholder does not have a brokerage account, the shares will be held by a stock transfer agent, on behalf of such shareholder, until a brokerage account is identified or, if the Acquiring Fund shares are not transferred into a brokerage account within one year from the date of the Reorganization, the account is converted to cash (subject to applicable federal or state laws concerning unclaimed property).

The IMPORTANT NOTICE ABOUT YOUR TARGET FUND ACCOUNT—QUESTIONS AND ANSWERS, beginning on page [●], provides important information about required action for shareholders who hold shares of the Target Fund in accounts that cannot hold ETF shares and should be read carefully.

Q.	What are the reasons for the proposed Reorganization?

A.	The Reorganization was recommended by Kovitz, the advisor to both Fort Pitt Capital Fund and Kovitz ETF prior to January 1, 2026, and approved by the Board of the Target Trust. Based upon representations of Kovitz, the Board believes that the Reorganization may result in multiple benefits for investors, including, among others:

●	Improved tax efficiency due to the mechanics of the creation and redemption process for ETFs, which generally allows an ETF to minimize the realization of capital gains through the in-kind acquisition and redemption of securities;

●	The unitary management fee of the Acquiring Fund, although higher than the Target Fund’s management fee, is a fee structure that is lower than the net total operating expenses of the Target Fund;

●	Kovitz ETF has greater potential opportunities for growth and economies of scale as compared to the Target Fund; and

●	Additional trading flexibility due to the listing of Acquiring Fund shares on an exchange, which would enable investors to purchase or sell shares of the fund throughout the trading day based on market prices.

The Board, comprised solely of Trustees who are not “interested persons” of the Target Fund (as defined in the Investment Company Act of 1940 (the “1940 Act”)), determined that the Reorganization is in the best interests of the Target Fund and its shareholders and

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that the Target Fund shareholders’ interests will not be diluted as a result of the Reorganization.

Q.	Do the Target Fund and Acquiring Fund have similar investment objectives, policies and risks?

A.	The Target Fund and the Acquiring Fund have similar investment objectives and policies, but there are differences. The Acquiring Fund’s investment objective is long-term capital appreciation, while the Target Fund’s primary investment objective is to realize a combination of long-term capital appreciation and income that will produce maximum total return. Both the Acquiring Fund and the Target Fund primarily invest in equity securities. However, the Target Fund primarily invests in U.S. companies whereas the Acquiring Fund primarily invests in U.S. companies and foreign companies. The Target Fund and the Acquiring Fund are subject to many of the same principal risks, but the Acquiring Fund is also subject to the risk of investing in foreign companies. The Acquiring Fund is also subject to certain risks unique to operating as an ETF (e.g., Market Trading Risk and Premium/Discount Risk) as discussed in more detail in the Combined Proxy Statement/Prospectus.

Q.	How will the Reorganization affect me as a shareholder?

A.	If the Reorganization is consummated, you will cease to be a shareholder of the Target Fund and will become a shareholder of the Acquiring Fund, without further action, if you hold your shares of the Target Fund in a brokerage account that permits you to purchase securities traded in a stock exchange, such as ETFs. Upon completion of the Reorganization, you will own shares of the Acquiring Fund having an aggregate value equal to the aggregate value of the shares of the Target Fund you owned immediately prior to the Reorganization, with cash being received in lieu of fractional shares. Shares of the Acquiring Fund will be transferred to your brokerage account, or, if you do not have a brokerage account, the shares will be held by a stock transfer agent, on your behalf, until a brokerage account is identified or the account is converted to cash (subject to applicable federal or state laws concerning unclaimed property).

If you hold shares through a fund direct IRA and do not take action to transfer your Target Fund shares to a brokerage account prior to the Reorganization, your Target Fund shares will be liquidated at the effective time of the Reorganization and you will receive cash equal in value to the aggregate value of your Target Fund shares. Such liquidation will result in a taxable distribution from the IRA to the IRA account holder (unless the distribution is a qualified distribution from a Roth IRA or qualifies as an eligible rollover distribution) and in a loss of the tax-advantaged treatment of the account. In some cases, the IRA distribution may also be subject to a 10% early distribution tax. Shareholders who hold Target Fund shares through a fund direct IRA are urged to consult their own tax advisors as to the specific consequences to them of the Reorganization. Shares of the Acquiring Fund are not issued in fractional shares. As a result, shareholders will receive cash in lieu of fractional shares of the Acquiring Fund, resulting in a cash payment that may be taxable to you for U.S. federal income tax purposes.

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After the Reorganization, individual shares of the Acquiring Fund may only be purchased and sold on the NYSE Arca, Inc., other national securities exchanges, electronic crossing networks and other alternative trading systems. Should you decide to purchase or sell shares in the Acquiring Fund after the Reorganization, you will need to place a trade through a broker who will execute your trade on an exchange at prevailing market prices. Because Acquiring Fund shares trade at market prices rather than at NAV, Acquiring Fund shares may trade at a discount or premium to the Acquiring Fund’s NAV. As with all ETFs, your broker may charge a commission for purchase and sales transactions.

Q.	Do the fees and expenses of the Acquiring Fund and the Target Fund differ?

A.	As an ETF, the Acquiring Fund pays a “unitary” management fee, at an annual rate equal to 0.99% of the Acquiring Fund’s average daily net assets and the Advisor pays most of the Acquiring Fund’s ordinary operating expenses from such fee (subject to certain exceptions). By contrast, the Target Fund pays a management fee of 0.76% of annual average net assets for advisory services but bears all fund expenses, subject to an expense cap equal to 1.00% of the Target Fund’s average daily net assets. Therefore, the shareholders of the Target Fund will experience lower overall expenses (0.99% unitary fee in the Acquiring Fund versus 1.18% total gross operating expenses and 1.00% net operating expenses under the Target Fund’s fee structure) following the Reorganization.

Q.	What are some features of ETFs that differ from mutual funds?

A.	The following are some unique features of ETFs as compared to mutual funds:

Transparency. The Acquiring Fund will be a transparent ETF, which means that the Acquiring Fund will make its portfolio holdings public each day. This information, along with other information about the Acquiring Fund, will be available on the Advisor’s website.

Tax Efficiency. Although the tax treatment of ETFs and mutual funds is the same, the mechanics of the creation and redemption process for ETFs generally allows ETFs to minimize realization of capital gains through the in-kind acquisition and redemption of securities. Any capital gains distributions made by an ETF are generally relatively small and shareholders in an ETF are largely only subject to capital gains on their investment in the ETF after they sell their ETF shares. In contrast, when a mutual fund sells its portfolio securities (either to rebalance the mutual fund’s holdings or to raise cash for redemptions), the mutual fund may realize capital gains that are passed on to its shareholders.

Sales on an Exchange Throughout the Day. ETFs provide shareholders with the opportunity to purchase and sell shares throughout the day at market-determined prices, instead of being required to wait to make a purchase or a redemption at the next calculated NAV per share at the end of the trading day. This means that when a shareholder decides to purchase or sell shares of the ETF the shareholder can act on that decision immediately by contacting the shareholder’s broker to execute the trade. The

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market price of the ETF may be higher or lower than the ETF’s NAV per share, and might not be the same as the ETF’s next calculated NAV at the close of the trading day.

Sales Only Through a Broker. Unlike a mutual fund’s shares, individual shares of an ETF are not purchased or sold at NAV directly with the fund. Individual ETF shares may only be purchased and sold through a broker at market prices. When buying and selling shares through a financial intermediary, a shareholder may incur brokerage or other charges determined by the financial intermediary, although ETFs do trade with no transaction fees (NTF) on many platforms. In addition, a shareholder of an ETF may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). Because ETF shares trade at market prices rather than at NAV, shares of an ETF may trade at a premium or discount to the ETF’s NAV. The trading prices of an ETF’s shares in the secondary market will fluctuate continuously throughout trading hours based on the supply and demand for the ETF’s shares and shares of the underlying securities held by the ETF, economic conditions and other factors, rather than an ETF’s NAV, which is calculated at the end of each business day.

Q.	When is the Reorganization expected to occur?

A.	The Target Fund is anticipating a closing date on or around [●], 2026, or as soon as practicable thereafter. This date could be delayed because certain conditions must be satisfied to implement the Reorganization for the Acquiring Fund by its shareholders. The Target Fund will publicly disclose updates on material developments with respect to the status of the Reorganization throughout the process.

Q.	Will shareholders have to pay any sales load, commission or other similar fee in connection with the Reorganization?

A.	No. Shareholders will not pay any sales load, commission or other similar fee in connection with the Reorganization.

Q.	Who will pay the costs in connection with the Reorganization?

A.	The Advisor will pay all of the costs and expenses resulting from the Reorganization, whether or not the Reorganization is consummated, except for portfolio transaction costs related to the Reorganization. Costs of the Reorganization, which are estimated to be approximately $[●], will not be borne by the Target Fund or the Acquiring Fund.

Q.	Will there be any costs associated with portfolio repositioning?

A.	Reorganization costs do not include any repositioning costs arising from sales of portfolio assets in connection with the Reorganization, which costs will be borne by the applicable Fund. While the Target Fund’s investment objectives and policies are similar to those of the Acquiring Fund, it is expected that, subsequent to the Reorganization, the Acquiring Fund may dispose of approximately 60% of the assets received in the Reorganization.

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The Acquiring Fund is not expected to incur material portfolio transaction costs or taxable gains in connection with such transactions.

Q.	What are the U.S. federal income tax consequences of the Reorganization?

A.	The Reorganization is expected to qualify as a tax-free reorganization for U.S. federal income tax purposes. Accordingly, it is expected that Target Fund shareholders who receive shares of the Acquiring Fund in the Reorganization will not recognize taxable gain or loss as a direct result of the Reorganization (except with respect to cash received in lieu of fractional shares of the Acquiring Fund). Prior to the closing of the Reorganization, the Target Fund expects to declare a distribution of all its net investment income and net capital gains, if any. All or a portion of such distribution made by the Target Fund may be taxable to the Target Fund’s shareholders for U.S. federal income tax purposes. In addition, any repositioning will occur subsequent to the Reorganization, to the extent that portfolio securities of the Target Fund are sold in connection with portfolio repositioning prior to the closing of the Reorganization, if any, the Target Fund may realize gains or losses, which may increase or decrease the net capital gains or net investment income to be distributed by the Target Fund. For more information see the section of the enclosed Combined Proxy Statement/Prospectus entitled “Additional Information about the Reorganization—U.S. Federal Income Tax Status of the Reorganization.”

Q.	Can I purchase or redeem shares of the Target Fund before the Reorganization takes place?

A.	Yes. You can purchase Target Fund shares until [●]. You can redeem Target Fund shares until the day before the Reorganization occurs. That means your redemption order must be received by [●]. Any shares not redeemed before the date of the Reorganization, which is expected to be [●], will be exchanged for shares of the Acquiring Fund, unless you hold your shares through a fund direct IRA. If you hold Target Fund shares through a fund direct IRA and do not take action to transfer your Target Fund shares to a brokerage account prior to the Reorganization, your Target Fund shares will be liquidated at the effective time of the Reorganization and you will receive cash equal in value to the aggregate value of your Target Fund shares. Shareholders who hold Target Fund shares through a fund direct IRA are urged to consult their own tax advisors as to the specific consequences to them of the Reorganization.

Q.	What do I need to do to prepare for the Reorganization?

A.	It is important for you to determine whether you hold your shares of the Target Fund in the type of account that can accommodate the receipt of the ETF shares that will be received in the Reorganization. If you hold your shares of the Target Fund in an account directly with the Target Fund at the Target Fund’s transfer agent or in a brokerage account with a financial intermediary that only allows you to hold mutual fund shares, you will need to set up a brokerage account that allows investment in ETF shares. A separate Q&A is provided to help you determine your account type and provide information about changing your type of account if necessary.

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If shares are held in an account that cannot accept ETF shares at the time of the Reorganization of the Target Fund, Acquiring Fund shares received in the Reorganization will be held by a stock transfer agent on behalf of the accountholder, until a brokerage account is identified into which the stock transfer agent can transfer the shares. Any Acquiring Fund shares held by the stock transfer agent on behalf of a shareholder will be treated as being held by such shareholder for all U.S. federal income tax purposes. If Acquiring Fund shares are not transferred into a brokerage account within a year of the date of the Reorganization, the Acquiring Fund shares will be converted to cash and the cash proceeds sent to the accountholder of record (subject to applicable federal or state laws concerning unclaimed property). The conversion of Acquiring Fund shares to cash may be subject to fees and expenses and will be a taxable event for U.S. federal income tax purposes.

If a shareholder holds shares through a fund direct IRA and does not take action to transfer its Target Fund shares to a brokerage account prior to the Reorganization, the shareholder’s Target Fund shares will be liquidated at the effective time of the Reorganization and the shareholder will receive cash equal in value to the NAV of the shareholder’s Target Fund shares. Such liquidation will result in a taxable distribution from the IRA to the IRA account holder (unless the distribution is a qualified distribution from a Roth IRA or qualifies as an eligible rollover distribution) and in a loss of the tax-advantaged treatment of the account. In some cases, the IRA distribution may also be subject to a 10% early distribution tax. Shareholders who hold Target Fund shares through a fund direct IRA are urged to consult their own tax advisors as to the specific consequences to them of the Reorganization.

Q.	What will happen if shareholders do not approve the Reorganization?

A.	If the Reorganization is not approved for the Target Fund, the Board will consider what further action should be taken with respect to the Target Fund which may include continuing to operate the Target Fund as a mutual fund.

Proposal Regarding Approval of a New Investment Advisory Agreement

Q.	Why am I receiving this Combined Proxy Statement/Prospectus with respect to the proposal to approve a new investment advisory agreement?

A.	As discussed above, a substantial majority of the assets and liabilities of Kovitz were transferred to an affiliate, Focus Partners Wealth, as part of an internal restructuring. Prior to the Transaction Closing Date, Kovitz served as the investment adviser to the Target Fund pursuant to an investment advisory agreement between the Target Trust, on behalf of the Target Fund, and Kovitz dated January 22, 2025 (the “Kovitz Advisory Agreement”). The Kovitz Advisory Agreement terminated as of the Transaction Closing Date.

In connection with the Transaction, shareholders are being asked to approve a new advisory agreement between the Advisor and the Target Trust, on behalf of the Target Fund (the “New Advisory Agreement”), on substantially the same terms as the Kovitz

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Advisory Agreement, which will become effective upon its approval by the Target Fund’s shareholders. Shareholders are being asked to vote on the New Advisory Agreement, NOT the Transaction itself.

At a meeting held on December 9-10, 2025 (the “December 2025 Meeting”), the Board, comprised solely of the trustees who are not “interested persons” of the Target Trust (as defined by the 1940 Act) (the “Independent Trustees”), unanimously voted to approve, and to recommend that shareholders approve, the New Advisory Agreement.

Pending shareholder approval of the New Advisory Agreement, Focus Partners Wealth is acting as the investment advisor to the Target Fund pursuant to an interim advisory agreement (the “Interim Advisory Agreement”) between the Target Trust, on behalf of the Target Fund, and the Advisor pursuant to Rule 15a-4 under the 1940 Act, which was also approved by the Board at the December 2025 Meeting, and which took effect on the Transaction Closing Date.

The Board unanimously recommends that you vote FOR the approval of the New Advisory Agreement.

Q.	Why is a New Advisory Agreement being voted on?

A.	Under the 1940 Act, a fund’s shareholders must approve any new investment advisory agreement for a fund. Because the Kovitz Advisory Agreement terminated in connection with the Transaction, the Target Fund’s shareholders must approve the New Advisory Agreement in order for the Advisor to continue to serve as advisor to the Target Fund if the Interim Advisory Agreement were to terminate. The Interim Advisory Agreement was not required to be approved by the shareholders of the Target Fund and will continue in effect for the sooner of: (i) 150 days following the Transaction Closing Date, unless terminated sooner by the Board or Focus Partners Wealth or as a result of the consummation of the Reorganization (if approved by shareholders), or (ii) until the New Advisory Agreement is approved by the shareholders of the Target Fund.

As required by Rule 15a-4 under the 1940 Act, shareholder approval of the New Advisory Agreement is also necessary to permit payment to Focus Partners Wealth of the fees accrued under the Interim Advisory Agreement.

Q.	Did the Target Fund’s Advisor change in connection with the Transaction?

A.	Yes. Kovitz, a wholly-owned subsidiary of Focus, underwent an internal restructuring that resulted in the transfer of a substantial majority of Kovitz’s assets and liabilities to Focus Partners Wealth, another wholly-owned subsidiary of Focus, and Kovitz no longer serves as the Target Fund’s investment advisor. As previously noted, the Kovitz Advisory Agreement terminated in connection with the Transaction. Under the Interim Advisory Agreement, Focus Partners Wealth has served as the investment advisor since the Transaction. Focus Partners Wealth is registered with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The Advisor’s principal business address is 190 Carondelet Plaza, Suite 600, St. Louis, Missouri 63105. As of November 30, 2025, Focus Partners Wealth

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managed and advised on approximately $140 billion in assets. The Target Fund’s portfolio management team will remain the same following the closing of the Transaction and became employees of Focus Partners Wealth.

Q.	Will the investment advisory fee rates be the same upon approval of the New Advisory Agreement?

A.	Yes. The investment advisory fee rate applicable to the Target Fund under the New Advisory Agreement will be the same as under the Kovitz Advisory Agreement.

Q.	How will the Transaction and the New Advisory Agreement affect the Target Fund?

A.	The New Advisory Agreement contains substantially similar terms and conditions, and an identical fee structure, as the Kovitz Advisory Agreement, as discussed in more detail in the enclosed Combined Proxy Statement/Prospectus. In addition, there will not be any change in the personnel currently responsible for managing the Target Fund as a result of the Transaction nor are there expected changes upon the approval of the New Advisory Agreement prior to the consummation of the proposed Reorganization.

Q.	Will the investment strategy of the Target Fund change under the New Advisory Agreement?

A.	No. Focus Partners Wealth will continue to manage the Target Fund with the same investment objective, investment strategies and policies until the Reorganization (or for longer if the Reorganization does not occur). The Transaction will not result in any change in investment objective or principal investment strategy for the Target Fund.

Q.	What will happen until such time as the shareholders’ vote to approve the New Advisory Agreement at the Special Meeting?

A.	Rule 15a-4 under the 1940 Act permits the Board to appoint an investment adviser on an interim basis without shareholders’ prior approval if the interim advisor agrees to provide services on substantially the same terms as the prior advisor under the prior advisory agreement. An advisor may act on such an interim basis for a period of up to 150 days.

At the December 2025 Meeting, the Board unanimously voted to approve the Interim Advisory Agreement with Focus Partners Wealth. The terms of the Interim Advisory Agreement are substantially the same as those of the Kovitz Advisory Agreement, except for certain provisions that are required by law and the date and term of the agreement. The Interim Advisory Agreement took effect on the Transaction Closing Date.

Under the Interim Advisory Agreement, Focus Partners Wealth has served as the investment adviser to the Target Fund since the Transaction Closing Date. The portfolio manager of the Target Fund will remain the same following the Transaction. The Interim Advisory Agreement was not required to be approved by the shareholders of the Target Fund and will continue in effect for the sooner of: (i) 150 days following the Transaction

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Closing Date, unless terminated sooner by the Board or Focus Partners Wealth or as a result of the consummation of the Reorganization (if approved by shareholders), or (ii) until the New Advisory Agreement is approved by the shareholders of the Target Fund.

Q.	What will happen if shareholders do not approve the New Advisory Agreement?

A.	Focus Partners Wealth will provide investment management services to the Target Fund for up to 150 days following the effective date of the Interim Advisory Agreement (i.e., the Transaction Closing Date). If the Reorganization does not occur and the New Advisory Agreement is not approved by the Target Fund’s shareholders within that 150-day period, the Advisor will no longer provide advisory services to the Target Fund, unless an extension is permitted by a rule or interpretive position of the staff of the SEC. The Board in such a case will consider other alternatives and make such arrangements for the management of the Target Fund’s investments as it deems appropriate and in the best interests of the Target Fund, which may include (without limitation) the recommendation of one or more other advisors, subject to approval by Target Fund shareholders, or the liquidation of the Target Fund.

General

Q.	Who is entitled to vote?

A.	If you owned shares of the Target Fund as of the close of business on December 10, 2025 (the “Record Date”), you are entitled to vote.

Q.	How do I vote my shares?

A.	You can vote in one of four ways:

●	By telephone (call the toll-free number listed on your proxy card)

●	By Internet (log on to the website listed on your proxy card)

●	By mail (using the enclosed postage pre-paid envelope)

●	In person at the shareholder meeting scheduled to occur at [•], on March 31, 2026.

The deadline for voting by telephone or Internet is [●] p.m. Eastern time on [●]. You are encouraged to vote as soon as possible to avoid the cost of additional solicitation efforts. Please refer to the enclosed proxy card for instructions for voting by telephone, Internet or mail.

Q.	What happens if I sign and return my proxy card but do not mark my vote?

A.	Your proxy will be voted FOR the proposals.

10

Q.	May I revoke my proxy?

A.	You may revoke your proxy at any time before it is exercised by giving notice of your revocation in writing to the Target Trust at c/o Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, or by the execution and delivery of a later-dated proxy. You may also revoke your proxy by attending the Special Meeting, requesting the return of your proxy and voting in person (merely attending the Special Meeting, however, will not revoke any previously submitted proxy).

Q.	How can I obtain a copy of the Target Fund’s annual report?

A.	If you would like to receive a copy of the latest annual report, including financial statements, for the Target Fund, please call 866-688-8775, write to the Target Fund at c/o Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, or visit the Target Fund’s website at www.fortpittcapitalfunds.com. The annual report will be furnished free of charge.

Q.	Whom should I call for additional information about this Combined Proxy Statement/Prospectus?

A.	If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call EQ Fund Solutions at 866-796-1285.

Q.	Where and when will the Special Meeting be held?

A.	The Special Meeting will be held at the offices of Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246 on March 31, 2026, at [●] a.m. Eastern time.

The Board unanimously recommends that you vote FOR each of the proposals.

11

IMPORTANT NOTICE ABOUT YOUR TARGET Fund ACCOUNT

QUESTIONS AND ANSWERS

This section contains a brief Q&A which provides information for you to determine if you need to take action with respect to your shareholder account prior to the Reorganization.

Q.	What do I need to do about my account prior to the Reorganization?

A.	The following provides information to determine whether you will need to take action prior to the Reorganization with respect to your Target Fund shares based on the characteristics of your account.

Accounts That Require No Action

If you hold your shares of the Target Fund in a brokerage account that permits you to purchase securities traded in a stock exchange, such as ETFs or other types of stocks, then you will not need to take any action with respect to your account prior to the Reorganization to receive ETF shares of the Acquiring Fund.

Accounts That Require Action

Transfer Agent Accounts—If you hold your shares of the Target Fund in an account directly with the Target Fund at the Target Fund’s transfer agent, Ultimus Fund Solutions, LLC (the “Transfer Agent”), you should transfer your shares of the Target Fund to a brokerage account prior to the Reorganization. You have an account directly with the Transfer Agent if you receive quarterly account statements directly from the Target Fund and not from a third-party broker-dealer.

Non-Accommodating Brokerage Accounts—If you hold your shares of the Target Fund in a brokerage account that only allows you to hold shares of mutual funds in the account, you will need to contact your financial intermediary to set up a brokerage account that permits investment in ETF shares.

Fund Direct Individual Retirement Account (“IRA”)—If you hold your shares of the Target Fund through a fund direct IRA and do not take action to transfer your investment in the Target Fund to a different investment option prior to the Reorganization, your Target Fund shares will be liquidated and you will receive cash equal to the NAV of your Target Fund shares.

If you are unsure about the ability of your account to accept ETF shares, contact your financial advisor or other financial intermediary.

1

Q.	How do I transfer my Target Fund shares from a Transfer Agent account to a brokerage account that accepts ETF shares?

A.	Transferring your shares from the Target Fund’s Transfer Agent to a brokerage account should be a simple process. If you have a brokerage account or a relationship with a brokerage firm, please talk to your broker and inform the broker that you would like to transfer a mutual fund position that you hold directly with the Target Fund into your brokerage account. Also inform your broker that such an account will need to be set up to accept ETF shares. If you don’t have a brokerage account or a relationship with a brokerage firm, you will need to open an account.

You are encouraged to provide your broker with a copy of your quarterly statement from the Target Fund. Your broker will require your account number with the Target Fund, which can be found on your statement. Your broker will help you complete a form to initiate the transfer. Once you sign that form, your broker will submit the form to the Transfer Agent directly, and the shares will be transferred into your brokerage account. Please ensure that you promptly initiate the transfer.

Q.	How do I transfer my Target Fund shares from a non-accommodating brokerage account to a brokerage account that accepts ETF shares?

A.	The broker with whom you hold the Target Fund shares should be able to assist you in changing the characteristics of your brokerage account to an account that is permitted to invest in ETF shares. Contact your broker promptly to make the necessary changes to your account.

Q.	What will happen if I don’t have a brokerage account or if I hold my shares in a brokerage account that cannot accept ETF shares at the time of the Reorganization?

A.	If shares are held in an account that cannot accept ETF shares at the time of the Reorganization of the Target Fund, Acquiring Fund shares received in the Reorganization will be held by a stock transfer agent, on behalf of the accountholder, until a brokerage account is identified into which the stock transfer agent can transfer the shares. Any Acquiring Fund shares held by the stock transfer agent on behalf of a shareholder will be treated as being held by such shareholder for all U.S. federal income tax purposes. If Acquiring Fund shares are not transferred into a brokerage account within a year of the date of the Reorganization, the Acquiring Fund shares will be converted to cash and the cash proceeds sent to the accountholder of record (subject to applicable federal or state laws concerning unclaimed property). The conversion of Acquiring Fund shares to cash may be subject to fees and expenses and will be a taxable event for U.S. federal income tax purposes.

Q.	What if I hold shares though a fund direct IRA?

A.	If a shareholder holds shares through a fund direct IRA and does not take action to transfer its Target Fund shares to a brokerage account prior to the Reorganization, the shareholder’s Target Fund shares will be liquidated at the effective time of the Reorganization and the shareholder will receive cash equal in value to the NAV of the

2

shareholder’s Target Fund shares. Such liquidation will result in a taxable distribution from the IRA to the IRA account holder (unless the distribution is a qualified distribution from a Roth IRA or qualifies as an eligible rollover distribution) and in a loss of the tax-advantaged treatment of the account. In some cases, the IRA distribution may also be subject to a 10% early distribution tax. Shareholders who hold Target Fund shares through a fund direct IRA are urged to consult their own tax advisors as to the specific consequences to them of the Reorganization.

Q.	What if I do not want to hold ETF shares?

A.	If you do not want to receive ETF shares in connection with the Reorganization, you may redeem your shares of the Target Fund. The last day to redeem your shares of the Target Fund is [●].

3

Fort Pitt Capital Total Return Fund
c/o Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246
1-866-688-8775

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held On March 31, 2026

Notice is hereby given that a special meeting of the shareholders (the “Special Meeting”) of Fort Pitt Capital Total Return Fund (the “Target Fund”), a series of Exchange Place Advisors Trust (formerly North Square Investments Trust) (the “Target Trust”) will be held at [●] a.m., Eastern time on March 31, 2026 at the offices of Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, for the purposes of considering the following proposals, as well as any other business that may properly come before the Special Meeting or any adjournments or postponements thereof.

Proposals

1.       To approve an Agreement and Plan of Reorganization by and among the Target Trust, on behalf of the Target Fund and Valued Advisers Trust (the “Acquiring Trust”), on behalf of Kovitz Core Equity ETF (the “Acquiring Fund”), pursuant to which the Target Fund would (A) transfer substantially all of its assets to the Acquiring Fund, in exchange solely for newly issued shares of beneficial interest of the Acquiring Fund, plus cash in lieu of fractional shares, and the Acquiring Fund’s assumption of all of the liabilities of the Target Fund; and (B) completely liquidate by distributing (i) Acquiring Fund shares, plus cash in lieu of fractional shares, if any, to the shareholders of the Target Fund, other than shareholders of the Target Fund who hold their Target Fund shares through a fund direct individual retirement account (“Direct IRA Shareholders”) who did not transfer such shares to a brokerage account and (ii) cash to such Direct IRA Shareholders and terminating the Target Fund thereafter (the “Reorganization”).

2.       To approve a new investment advisory agreement between the Target Trust, on behalf of the Target Fund, and Focus Partners Wealth, LLC.

Only shareholders of record of the Target Fund at the close of business on December 10, 2025, the record date for the Special Meeting, are entitled to notice of and to vote at the Special Meeting and at any adjournments or postponements thereof.

Shareholders are entitled to one vote for each share held and each fractional share is entitled to a proportionate fractional vote.

If a quorum is not present at the Shareholder Meeting, or if a quorum is present at the Shareholder Meeting but sufficient votes to approve a proposal are not received, the persons named as proxies, or their substitutes, may propose and vote for one or more adjournments of the Shareholder Meeting to permit the further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares affected by the adjournment that are present at or represented at the Shareholder Meeting by proxy. The persons named as proxies will vote those proxies that they are entitled to vote FOR a proposal in favor of any such adjournment, and will vote those proxies required to be voted AGAINST a proposal against any such adjournment. The persons named as proxies will vote in their discretion on any other business that may properly come before the Shareholder Meeting or any adjournments or postponements thereof.

By Order of the Board of Trustees,

Karen Jacoppo-Wood

Secretary

2

The information in this Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

Subject to completion, dated January [●], 2026

COMBINED PROXY STATEMENT/PROSPECTUS

Dated February [●], 2026

Fort Pitt Capital Total Return Fund
c/o Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246
1-866-688-8775

This Combined Proxy Statement/Prospectus is being furnished to shareholders of Fort Pitt Capital Total Return Fund (the “Target Fund”) in connection with the solicitation of proxies by and on behalf of the Board of Trustees (the “Board”) of Exchange Place Advisors Trust (the “Target Trust”) to be voted at a special meeting of shareholders (the “Special Meeting”) of the Target Fund that is managed by Focus Partners Wealth, LLC (“Focus Partners Wealth” or the “Advisor”), the successor to Kovitz Investment Group Partners, LLC (“Kovitz”), the Target Fund’s investment adviser prior to January 1, 2026. The Special Meeting is scheduled for March 31, 2026 at [●] a.m., Eastern time, at the offices of the offices of Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246 for the following purposes:

1. Approve Agreement and Plan of Reorganization. Shareholders of the Target Fund will vote on a proposal to approve an Agreement and Plan of Reorganization pursuant to which the Target Fund would be reorganized into Kovitz Core Equity ETF (the “Acquiring Fund” and together with the Target Fund, the “Funds”), with the issued and outstanding shares of the Target Fund being exchanged for shares of the Acquiring Fund plus cash in lieu of fractional shares.

2. Approve a New Investment Advisory Agreement. Shareholders of the Target Fund will vote on a proposal to approve a new investment advisory agreement between the Target Trust, on behalf of the Target Fund, and Focus Partners Wealth.

* * *

With respect to Proposal No. 1, at the Special Meeting shareholders of the Target Fund will be asked to approve an Agreement and Plan of Reorganization (the “Plan”) pursuant to which the Target Fund would:

(A)       transfer substantially all of its assets to the Acquiring Fund, in exchange solely for newly issued shares of beneficial interest of the Acquiring Fund, plus cash in lieu of fractional shares, and the Acquiring Fund’s assumption of all of the liabilities of the Target Fund; and

(B)       completely liquidate by distributing (i) Acquiring Fund shares, plus cash in lieu of fractional shares, if any, to the shareholders of the Target Fund, other than shareholders of the Target Fund who hold their Target Fund shares through a fund direct individual retirement account (“Direct IRA Shareholders”) who did not transfer such shares to a brokerage account and (ii) cash to such Direct IRA Shareholders, and terminating the Target Fund thereafter (the “Reorganization”).

A copy of the Plan is provided in Appendix B hereto.

If shareholders of the Target Fund vote to approve the Plan and the other closing conditions are satisfied or waived, shareholders of the Target Fund who receive Acquiring Fund shares will receive shares of the Acquiring Fund having an aggregate value equal to the value of the shares of the Target Fund they held immediately prior to the Reorganization, as determined pursuant to the Plan, with cash being received in lieu of fractional shares. ). Shareholders who hold shares through a fund direct IRA and do not take action to transfer their Target Fund shares to a brokerage account prior to the Reorganization, will have their shares liquidated at the effective time of the Reorganization and receive cash equal in value to the aggregate value of their Target Fund shares. Such liquidation will result in a taxable distribution from the IRA to the IRA account holder (unless the distribution is a qualified distribution from a Roth IRA or qualifies as an eligible rollover distribution) and in a loss of the tax-advantaged treatment of the account. In some cases, the IRA distribution may also be subject to a 10% early distribution tax. Shareholders who hold Target Fund shares through a fund direct IRA are urged to consult their own tax advisors as to the specific consequences to them of the Reorganization. The Target Fund’s Board will consider additional actions if the Target Fund does not receive shareholder approval of the Reorganization or other closing conditions are not satisfied or waived, which may include continuing to operate the Target Fund as a mutual fund.

In preparation for the closing of the Reorganization, the last day to purchase shares of the Target Fund will be [●]. Redemption orders for Target Fund shares must be placed by [●], or the Target Fund shares will be converted to Acquiring Fund shares. The Reorganization is expected to occur after the close of trading on [●], 2026. Shares of the Acquiring Fund will continue to be listed for trading on the NYSE Arca, Inc. following the Reorganization.

This document is a proxy statement for the Target Fund and a prospectus for the Acquiring Fund. This Combined Proxy Statement/Prospectus and the enclosed proxy card will be mailed to shareholders of the Target Fund beginning on or about [●]. This Combined Proxy Statement/Prospectus contains information you should know before voting on the Proposals. This Combined Proxy Statement/Prospectus also sets forth concisely the information about the Acquiring Fund that an investor should know before investing. You should retain this document for future reference.

The Target Fund has fixed December 10, 2025 as the record date (“Record Date”) for the determination of Target Fund shareholders entitled to notice of and to vote at the Special Meeting and at any adjournment or postponement thereof. Target Fund shareholders will be entitled to one vote for each share of the Target Fund held (and a proportionate fractional vote for each fractional share held) as of the Record Date. If any other proposals in addition to the Proposal properly come before the Special Meeting or any adjournment or postponement thereof, then the shareholders of the Target Fund will vote separately on each such proposal. References in this Proxy Statement/Prospectus to the “Special Meeting” include any adjournment or postponement of the Special Meeting, unless indicated otherwise.

The Target Fund and the Acquiring Fund are each a series of a registered open-end management investment company organized as a Delaware statutory trust. The principal business address of the Acquiring Fund is c/o Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246. The telephone number of the Acquiring Fund is 877-714-2327. The principal business address of the Target Fund is c/o Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246. The telephone number of the Target Fund is 866-688-8775.

The following documents have been filed with the Securities and Exchange Commission (the “SEC”) and are incorporated into this Combined Proxy Statement/Prospectus by reference:

●	the Statement of Additional Information of the Acquiring Fund relating to the Reorganization, dated [•], 2026; and

●	the Prospectus of Fort Pitt Capital Total Return Fund dated February 28, 2025, as supplemented to date (File Nos. 333-226989; 811-23373) (Accession No. 0001580642-25-001259).

For a free copy of any of the documents listed above and/or to ask questions about this Combined Proxy Statement/Prospectus, please call the Target Fund’s proxy solicitor toll free at 866-796-1285.

The Target Fund and the Acquiring Fund are subject to the information requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, and file reports, proxy materials and other information with the SEC. Copies of these reports, proxy materials and other information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov. In addition, copies of these documents may be viewed online or downloaded from the SEC’s website at www.sec.gov. Copies of the Target Fund’s documents are also available at no charge on the Target Fund’s website at www.fortpittcapitalfunds.com or by calling 866-688-8775.

Reports, proxy statements and other information concerning the Acquiring Fund will be available for inspection at the offices of the NYSE Arca, 11 Wall Street, New York, New York 10005.

AN INVESTMENT IN THE FUNDS IS NOT A DEPOSIT OF ANY BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS COMBINED PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

No dealer, salesperson or any other person has been authorized to give any information or to make any representations regarding the Reorganization other than those contained in this Proxy Statement/Prospectus or related solicitation materials on file with the SEC, and you should not rely on such other information or representations.

Section 15(f) of the 1940 Act	48
ADDITIONAL INFORMATION	50
Voting	50
Quorum and Methods of Tabulation	50
Shareholder Proxies	51
Proxy Statement Delivery	51
Revoking Your Proxy	51
Solicitation of Proxies	51
Dissenters’ Right of Appraisal	52
Shareholder Proposals	52
Other Business	52
Adjournment	52
PRINCIPAL SHAREHOLDERS	52
APPENDIX A FINANCIAL HIGHLIGHTS	A-1
APPENDIX B FORM OF AGREEMENT AND PLAN OF REORGANIZATION	B-1
APPENDIX C FORM OF NEW ADVISORY AGREEMENT	C-1
SIGNATURES	9

v

Proposal No. 1 – Approve Agreement and Plan of Reorganization

Summary

The Target Fund is currently operated as a mutual fund. The Acquiring Fund is an ETF. As an ETF, the Acquiring Fund’s shares are traded on the NYSE Arca, Inc. The Reorganization will be accomplished in accordance with the Plan. This Combined Proxy Statement/Prospectus is being used by the Target Fund to solicit proxies to vote at the Special Meeting. Shareholders of the Target Fund are being asked to consider a proposal to approve the Plan.

The following is a summary of the Reorganization. More complete information appears later in this Combined Proxy Statement/Prospectus. You should carefully read the entire Combined Proxy Statement/Prospectus because it contains details that are not included in this summary.

How the Reorganization Will Work

Under the Plan, substantially all of the assets and all the liabilities of the Target Fund will be transferred to the Acquiring Fund, in exchange for shares of the Acquiring Fund of equivalent aggregate net asset value (“NAV”). Your shares of the Target Fund will be exchanged for shares of equivalent aggregate NAV of the Acquiring Fund, plus cash in lieu of fractional shares, if any. Shares of the Acquiring Fund will be transferred to each shareholder’s brokerage account, or if a shareholder does not have a brokerage account, the shares will be held by a stock transfer agent, on behalf of the shareholder, until a brokerage account is identified or the account is converted to cash (subject to applicable federal or state laws concerning unclaimed property).

If a shareholder holds shares through a fund direct individual retirement account (“IRA”) and does not take action to transfer its Target Fund shares to a brokerage account prior to the Reorganization, the shareholder’s Target Fund shares will be liquidated at the effective time of the Reorganization and the shareholder will receive cash equal in value to the NAV of the shareholder’s Target Fund shares. After shares of the Acquiring Fund are distributed to the Target Fund’s shareholders, the Target Fund will be completely liquidated and dissolved. As a result of the Reorganization, you will cease to be a shareholder of the Target Fund and will become a shareholder of the Acquiring Fund. This exchange will occur on the closing date of the Reorganization, which is the specific date on which the Reorganization takes place. The closing of the Reorganization is expected to occur after the close of business on or about [●], 2026.

The Board, based upon representations of Kovitz, believes that the Reorganization will result in multiple benefits for investors, including, among others:

●	Improved tax efficiency due to the mechanics of the creation and redemption process for ETFs, which generally allows an ETF to minimize the realization of capital gains through the in-kind acquisition and redemption of securities;

●	The unitary management fee of the Acquiring Fund, although higher than the Target Fund’s management fee, is a fee structure that is lower than the net total operating expenses of the Target Fund;

●	Kovitz ETF has greater potential opportunities for growth and economies of scale as compared to the Target Fund; and

●	Additional trading flexibility due to the listing of Acquiring Fund shares on an exchange, which would enable investors to purchase or sell shares of the fund throughout the trading day based on market prices.

The Acquiring Fund pursues similar investment objectives and investment strategies as the Target Fund and ETF structure. Focus Partners Wealth, LLC (“Focus Partners Wealth” or the “Advisor”) will serve as the investment adviser of the Acquiring Fund after the Reorganization. The unitary management fee of the Acquiring Fund, although higher than the Target Fund’s management fee, is a fee structure that is lower than the net total operating expenses of the Target Fund. Unlike the Target Fund, the Acquiring Fund’s unitary management fee structure may not be changed without shareholder approval and so total net expenses are not subject to the periodic renewal of an expense limitation agreement. The Board recognizes that as shareholders of an ETF after the Reorganization, shareholders may bear certain costs with respect to maintaining brokerage accounts and selling shares that the shareholders did not experience as mutual fund shareholders. However, the Board believes that the benefits of the ETF structure outweigh these costs.

The Board, comprised solely of Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)), after careful consideration, have determined that the Reorganization is in the best interests of the Target Fund and will not dilute the interests of the existing shareholders of the Target Fund. The Board made this determination based on various factors that are discussed in this Combined Proxy Statement/Prospectus, under the discussion of the Reorganization in the section entitled “Reasons for the Reorganization.”

Similarly, the Board of Trustees of the Acquiring Trust, including all of the Trustees who are not “interested persons” (as defined in the 1940 Act), has approved the Reorganization with respect to the Acquiring Fund. The Board of Trustees of the Acquiring Trust has determined that the Reorganization is in the best interests of the Acquiring Fund.

If the Reorganization is consummated, you will cease to be a shareholder of the Target Fund and will become a shareholder of the Acquiring Fund. Upon completion of the Reorganization, you will own shares of the Acquiring Fund having an aggregate value equal to the aggregate value of the shares of the Target Fund you owned immediately prior to the Reorganization, with cash being received in lieu of fractional shares. Shares of the Acquiring Fund will be transferred to your brokerage account, or, if you do not have a brokerage account, the shares will be held by a stock transfer agent, on your behalf, until a brokerage account is identified or the account is converted to cash (subject to applicable federal or state laws concerning unclaimed property). Any Acquiring Fund shares held by the stock transfer agent on behalf of a shareholder will be treated as being held by such shareholder for all U.S. federal income tax purposes.

If you hold shares through a fund direct IRA and do not take action to transfer your Target Fund shares to a brokerage account prior to the Reorganization, your Target Fund shares will be liquidated at the effective time of the Reorganization and you will receive cash equal in value to the NAV of your Target Fund shares. Such liquidation will result in a taxable distribution from the IRA to the IRA account holder (unless the distribution is a qualified distribution from a Roth IRA or qualifies as an eligible rollover distribution) and in a loss of the tax-advantaged treatment of the account. In some cases, the IRA distribution may also be subject to a 10% early distribution tax. Shareholders who hold Target Fund shares through a fund direct IRA are urged to consult their own tax advisors as to the specific consequences to them of the Reorganization. Shares of the Acquiring Fund are not issued in fractional shares. As a result, shareholders will receive cash in lieu of fractional shares of the Acquiring Fund, resulting in a small cash payment that may be taxable to you for U.S. federal income tax purposes.

After the Reorganization, individual shares of the Acquiring Fund may only be purchased and sold on the NYSE Arca, Inc., other national securities exchanges, electronic crossing networks and other alternative trading systems through a broker-dealer at market prices. A shareholder may pay brokerage or other charges determined by the shareholder’s financial intermediary, although ETFs do trade with no transaction fees (NTF) on many platforms, and incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). Because Acquiring Fund shares trade at market prices rather than at NAV, Acquiring Fund shares may trade at a discount or premium to the Acquiring Fund’s NAV.

U.S. Federal Income Tax Consequences of the Reorganization

As a non-waivable condition to closing the Reorganization, the Target Fund and the Acquiring Fund will receive an opinion from Vedder Price P.C., subject to certain representations, assumptions and conditions, substantially to the effect that the Reorganization will qualify as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). Accordingly, it is expected that neither the Target Fund nor the Acquiring Fund generally will recognize any gain or loss for U.S. federal income tax purposes as a direct result of the Reorganization. It is also expected that shareholders of the Target Fund who receive Acquiring Fund shares pursuant to the Reorganization will recognize no gain or loss for U.S. federal income tax purposes as a result of such exchange, except to the extent a Target Fund shareholder receives cash in lieu of a fractional Acquiring Fund share.

However, prior to the close of regular trading on the New York Stock Exchange on the Closing Date (as defined in the Plan), the Target Fund will declare a distribution of all its net investment income and net capital gains, if any. All or a portion of such a distribution may be taxable to the Target Fund’s shareholders for U.S. federal income tax purposes.

While it is expected that portfolio repositioning will occur subsequent to the Reorganization, to the extent that portfolio securities of the Target Fund are sold in connection with portfolio repositioning prior to the closing of the Reorganization, if any, the Target Fund may realize gains or losses, which may increase or decrease the net capital gains or net investment income to be distributed by the Target Fund.

For a more detailed discussion of the U.S. federal income tax consequences of the Reorganization, please see “Additional Information about the Reorganization—U.S. Federal Income Tax Status of the Reorganization” below.

Costs of the Reorganization

The Advisor will pay all of the costs and expenses resulting from the Reorganization, whether or not the Reorganization is consummated, except for portfolio transaction costs related to the Reorganization. The estimated expenses of the Reorganization are $[●], representing management’s estimate of professional fees, charges by service providers, costs of solicitation and any expenses related to the printing and mailing of the Combined Proxy Statement/Prospectus. Reorganization costs do not include any repositioning costs arising from sales of portfolio assets in connection with the Reorganization, which costs will be borne by the applicable fund. While the Target Fund’s investment objectives and policies are similar to those of the Acquiring Fund, it is expected that the Acquiring Fund, subsequent to the Reorganization, may dispose of approximately 60% of assets received in the Reorganization. The Acquiring Fund is not expected to incur material portfolio transaction costs or taxable gains in connection with such transactions.

The Advisor, on behalf of the Target Fund, has engaged EQ Fund Solutions to assist in the printing and mailing of the Combined Proxy Statement/Prospectus and solicitation of proxies at an estimated cost of $18,000 plus reasonable expenses, which is included in the expense estimate above.

Comparison of the Target Fund and The Acquiring Fund

Fees and Expenses

Shareholders of the Funds pay various fees and expenses, either directly or indirectly. The tables below show the fees and expenses that you would pay if you were to buy and hold shares of each Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

The fees and expenses in the tables appearing below are based on the expenses of the Target Fund for the fiscal period ended October 31, 2025 and on a pro forma basis for the Acquiring Fund after giving effect to the Reorganization. You will not pay any sales load, contingent deferred sales charge, commission, redemption fee, or other transaction fee in connection with the Reorganization.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Target Fund (Current)	Acquiring Fund	Acquiring Fund (Pro Forma)
Management Fees	0.76%	0.99%(1)	0.99%(1)
Distribution and/or Service (12b-1) Fees	None	None	None
Other Expenses	0.49%	0.00%	0.00%
Total Annual Fund Operating Expenses	1.25%	0.99%	0.99%
Less: Fee Waiver	(0.25)%	N/A	N/A
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.00%(2)	0.99%	0.99%

(1)	The Advisor provides investment advisory services and pays most of the Fund’s expenses (except for brokerage fees and commissions, indirect costs of investing in other investment companies, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), extraordinary or nonrecurring expenses, such as litigation, and any 12b-1 fees) in return for a “unitary fee.”

(2)	The Advisor has contractually agreed to waive all or a portion of its management fees and reimburse Target Fund expenses to ensure that Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses (“AFFE”), extraordinary expenses, Rule 12b-1 fees, shareholder servicing fees or any other class-specific expenses) do not exceed 1.00% of the Target Fund’s average daily net assets (“Expense Cap”). The Expense Cap will remain in effect through at least February 28, 2027, and may be amended or terminated only by the Target Fund’s Board of Trustees. The Advisor is permitted to seek reimbursement from the Target Fund, subject to certain limitations, of fees waived, payments made or expenses reimbursed to the Fund for a period ending 36 months after the date of the waiver, payment or reimbursement. This reimbursement may be requested from the Target Fund if the reimbursement will not cause the Target Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation amount in effect at the time such fees were waived, payments made or expenses reimbursed, or (b) the expense limitation amount in effect at the time of the reimbursement.

Expense Examples

These Examples are meant to help you compare the cost of investing in the Target Fund with the cost of investing in the Acquiring Fund on a pro forma basis, and allow you to compare these costs with the cost of investing in other mutual funds.

The Examples assume that you invest $10,000 in each Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that each Fund’s operating expenses remain the same (taking into account the expense cap for the Target Fund only in the first year). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 year	3 years	5 years	10 years
Target Fund (Current)	$102	$372	$662	$1,489
Acquiring Fund (Pro Forma)	$101	$315	$547	$1,213

Portfolio Turnover

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in a greater amount of taxes when Fund shares are held in a taxable account. Those costs, which are not reflected in the “Annual Fund Operating Expenses” table or in the expense examples, affect a Fund’s performance. During the Target Fund’s most recent fiscal year, the Target Fund’s portfolio turnover rate was 27% of the average value of the Target Fund’s portfolio. During the Acquiring Fund’s most recent fiscal year, the Acquiring Fund’s portfolio turnover rate was 36% of the average value of the Acquiring Fund’s portfolio.

Reorganization costs do not include any repositioning costs arising from sales of portfolio assets in connection with the Reorganization, which costs will be borne by the applicable Fund.

While the Target Fund’s investment objectives and policies are similar to those of the Acquiring Fund, it is expected that the Acquiring Fund, subsequent to the Reorganization, may dispose of approximately 60% of assets received in the Reorganization. The Acquiring Fund is not expected to incur material portfolio transaction costs or taxable gains in connection with such transactions.

Comparison of Investment Objectives, Principal Investment Strategies and Non-Fundamental Investment Policies

The investment objectives and principal investment strategies of the Target Fund and the Acquiring Fund are set forth in the table below. Each Fund’s investment objective is non-fundamental and may be changed without shareholder approval. Each Fund will provide 60 days’ notice of any change in its investment objective.

Although both Funds invest primarily in equity securities, the investment strategies of the Funds differ because the Target Fund invests in U.S. companies whereas the Acquiring Fund invests in U.S. companies and in foreign companies. Additionally, the Target Fund allocates a portion of its assets to fixed income investments while the Acquiring Fund emphasizes equity securities.

	Target Fund	Acquiring Fund
Investment Objective	To realize the combination of long-term capital appreciation and income that will produce maximum total return.	Long-term capital appreciation.
Principal Investment Strategies	The Fund has a long-term investment outlook and generally undertakes a “buy and hold” strategy in order to reduce turnover and maximize after-tax returns.

The Fund primarily invests in domestic (U.S.) common stocks that the Advisor considers to be profitable and which have returns on equity near or higher than their peers, and that the Advisor believes are undervalued as measured by P/E ratio.	The Fund invests primarily in equity securities of U.S. and foreign companies believed by the Advisor to be undervalued.
Equity securities in which the Fund may invest include common stocks and common stock equivalents (such as rights or warrants, which give the Fund the ability to purchase the common stock, and convertible securities, which are securities that are convertible into the common stock).
Market Capitalization	The Fund will invest primarily in common stocks of large and mid-sized U.S. companies.	The Advisor’s starting universe is the constituents of the S&P 500 Index and the non-U.S.-based companies in the S&P Global 100 Index. Additionally, the Advisor will consider companies in the top quartile in terms of market cap (generally, $5 billion and up) of the S&P Midcap 400 Index.
The Fund may invest in companies of any market capitalization, including small- and mid-capitalization companies.
Sector and/or Geographic Emphasis	—	—

	Target Fund	Acquiring Fund
Fixed Income Securities	A portion of its assets may also be invested in fixed income investments (primarily U.S. government obligations). The percentage of assets allocated between equity and fixed income securities is flexible rather than fixed. The Fund will only invest in fixed income investments which are rated as investment grade, or BBB and above as defined by Standard & Poor’s® or Baa and above by Moody’s. The Fund may invest in fixed income investments of any maturity.	—
Foreign Securities	The Fund also may invest without limit in ADRs, which are equity securities traded on U.S. exchanges, including the Nasdaq Global Market®, that are generally issued by banks or trust companies to evidence ownership of foreign equity securities.	The Fund may invest in foreign companies, either directly or through ADRs.
Diversification	The Fund is diversified.	The Fund is diversified.

Additional Information About Principal Investment Strategies

Target Fund

The Target Fund has a long-term investment outlook and generally undertakes a “buy and hold” strategy in order to reduce turnover and maximize after-tax returns.

The Target Fund seeks to produce maximum total return. Under normal market conditions, the Target Fund will invest primarily in common stocks of large and mid-sized U.S. companies. Under normal market conditions, the Target Fund primarily invests in domestic (U.S.) common stocks that the Advisor considers to be profitable and which have returns on equity near or higher than their peers, and that the Advisor believes are undervalued as measured by P/E ratio. Return on equity measures how much profit a company generates with the money that shareholders have invested in the company, and is calculated by dividing net income by shareholder equity. The Target Fund may invest a portion of its total assets in shares of companies which sell at an above-average P/E ratio or are not yet profitable, but show a dominant share of revenue in a rapidly growing or emerging industry, such as technology and biotechnology. Accordingly, the Advisor seeks to invest in companies with the potential for strong growth with a comparatively low P/E ratio.

The Target Fund currently considers companies with a market capitalization between $2 billion and $10 billion to be mid-sized companies and companies with a market capitalization over $10 billion to be large-sized companies. The Target Fund also may purchase small capitalization stocks (companies with less than $2 billion in market capitalization), or preferred stock, warrants, rights or other securities that are convertible into or exchangeable for shares of common stock. The Target Fund may from time to time emphasize investments in certain sectors of the market. Industry and sector classifications can differ widely amongst various data sources and financial institutions.

A portion of its assets may also be invested in fixed income investments (primarily U.S. government obligations). The percentage of assets allocated between equity and fixed income securities is flexible rather than fixed. The Target Fund will only invest in fixed income investments which are rated as investment grade, or BBB and above as defined by Standard & Poor’s® or Baa and above by Moody’s. The Target Fund may invest in fixed income investments of any maturity.

When the Advisor determines that prospective returns from fixed income securities are competitive with those of common stocks, it may invest Target Fund assets in fixed income investments (primarily U.S. government obligations). In its analysis, the Advisor compares the valuation of the Standard & Poor’s (“S&P”) 500® Index to historical valuations as well as to the yield to maturity of long-term U.S. Treasury bonds. This comparison is based on the value of the S&P 500® Index and the expected earnings of the S&P 500® Index. If the Advisor deems the S&P 500® Index to be overvalued on a risk-adjusted basis relative to long-term U.S. Treasury bonds, the Target Fund may invest in fixed income securities. Although there is no limit or minimum on the amount of Target Fund assets that may be invested in fixed income investments, the Advisor anticipates that such investments will be no more than one-third of the Fund’s total assets.

The Target Fund also may invest without limit in ADRs, which are equity securities traded on U.S. exchanges, including the Nasdaq Global Market®, that are generally issued by banks or trust companies to evidence ownership of foreign equity securities. An ADR entitles the holder to all dividends and capital gains earned by the underlying foreign shares. The Target Fund may also invest up to 10% of its net assets in other mutual funds, including ETFs.

Acquiring Fund

The Acquiring Fund invests primarily in equity securities of U.S. and foreign companies. The Advisor generally selects equity securities of high-quality companies believed by the Advisor to be undervalued. Under normal circumstances, the Acquiring Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities.

Equity securities in which the Acquiring Fund may invest include common stocks and common stock equivalents (such as rights or warrants, which give the Acquiring Fund the ability to purchase the common stock, and convertible securities, which are securities that are convertible into the common stock). The Acquiring Fund also may invest in foreign companies, either directly or through depositary receipts, which are receipts issued by U.S. banks for shares of a foreign corporation that entitle the holder to dividends and capital gains on the underlying security. The Acquiring Fund may invest in companies of any market capitalization, including small- and mid-capitalization companies. The Advisor’s starting universe is the constituents of the S&P 500 Index and the non-U.S.-based companies in the S&P Global 100 Index. Additionally, the Advisor will consider companies in the top quartile in terms of market cap (generally, $5 billion and up) of the S&P Midcap 400 Index. The Advisor culls this initial universe into an “investable” universe using a combination of qualitative and quantitative analysis. The Advisor begins with a qualitative screen to reduce the number of companies eligible for investment by the Acquiring Fund. The Advisor emphasizes companies that are market leaders, offer stable products, have low capital requirements and have experienced and competent management with ownership stakes. The Advisor then uses a quantitative analysis to further reduce the universe of companies in which the Acquiring Fund may invest. The Advisor emphasizes companies with high returns on capital, high correlation between earnings and cash flow, low financial risk and valuations based on discounted cash flow models.

The Fund’s approach to investing in equities is based on the methodology pioneered by Benjamin Graham, and as further developed and modified by Warren Buffett and Charlie Munger of Berkshire Hathaway. Mr. Graham distilled the secret of sound investment in three words – “Margin of Safety”. This simple concept has become the cornerstone of our investment philosophy. While we strive to maximize return, we believe that the primary and overriding investment criterion should be safety of principal with a focus on minimizing permanent loss of capital. This mindset directs us to stocks selling at a significant discount to our estimate of underlying intrinsic value. This enables us to generate substantial gains when our analysis proves correct, while minimizing downside risk if a particular investment thesis is flawed. Adhering to these principles often results in an investment policy that runs counter to the general market psychology, and facilitates reducing the process of purchasing and selling securities to a discipline rather than an art. This approach is focused on maximizing long-term net worth and not necessarily on generating short-term performance.

The Advisor considers investments in common stocks as units of ownership in a business. We don’t, therefore, regard ourselves as just traders of pieces of paper, but rather as part-owners of tangible businesses. As such, we seek to allocate investment capital on the basis of justifiable premises, valid logic and hard evidence – not popularity or emotion. This owner mentality necessarily requires us to draw a distinction between investing and speculating. As investors, our primary interest lies in acquiring and holding securities of exceptional businesses at suitable prices. Market movements are important to us only in a practical sense, as they alternately create low price levels at which we can buy and high price levels at which we can sell.

The Advisor looks for companies with superior, sustainable, competitive positions in their market niche, historically high returns on invested capital, strong free cash flow, little or no reliance on debt financing, and an experienced management team with significant ownership stakes. The Advisor’s stringent research gives it confidence to establish concentrated portfolios (30 to 40 companies) where the Advisor’s best ideas can have a meaningful impact on performance. While the Advisor guards against market risk through asset allocation and industry diversification, we believe investment risk is most importantly handled by detailed knowledge about companies in which we invest and by being acutely price conscious.

The Advisor believes that to effectively value a business we must first understand the dynamics of the industry (barriers to entry, threat of substitutes, competitive landscape, power of buyers and suppliers) and what factors impact the company’s margins and its returns on invested capital. As part of the valuation process, we estimate the future cash flows that can be generated by the business, always keeping our estimates conservative. Because of the uncertainties inherent in this process, we tend to favor businesses in industries unlikely to experience major change and where surprises are not likely to prove devastating to the long-term value of the franchise. Fast changing industries may produce some huge winners, but it precludes the certainty we desire. We would rather be reasonably certain of a good result than hopeful for a great one.

In determining the intrinsic value of a company, the Advisor’s Research Team focuses primarily on fundamental principles of balance sheet and cash flow analysis, with a secondary emphasis on the income statement. Our bottom-up research includes review of the annual and quarterly reports (10-Ks & 10-Qs), financial statements, and industry publications. The Advisor relies primarily on our own independent thinking and in-house research, and not on guidance from perpetually optimistic company management or potentially biased Wall Street analysts.

Securities that have reached their intrinsic value or securities with deteriorating fundamentals that cannot support the current valuation of the security or that no longer support the thesis upon which their purchase was based are candidates for sale. The Advisor may also sell securities of the Fund when it identifies opportunities that are more attractive for the Fund than the prospects of a particular current holding.

Temporary Defensive Positions

The Target Fund has authority to invest up to 100% of its assets in short-term money market instruments, including money market funds, for temporary defensive purposes when the Advisor believes market, economic, political or other conditions are unfavorable for investors. In temporary defensive situations, the Target Fund will be unable to pursue its investment goal of long-term capital appreciation and income.

From time to time, the Acquiring Fund may take temporary defensive positions that are inconsistent with its principal investment strategies, in attempting to respond to adverse market, economic, political or other conditions. In such instances, the Acquiring Fund may hold up to 100% of its assets in cash; short-term U.S. government securities and government agency securities; investment grade money market instruments; investment grade fixed income securities; repurchase agreements; commercial paper and cash equivalents. The Acquiring Fund may invest in the securities described above at any time to maintain liquidity, pending selection of investments by the Advisor, or if the Advisor believes that sufficient investment opportunities that meet the Acquiring Fund’s investment criteria are not available. By keeping cash on hand, the Acquiring Fund may be able to meet shareholder redemptions without selling securities and realizing gains and losses. As a result of engaging in these temporary measures, the Acquiring Fund may not achieve its investment objective(s).

Comparison of Fundamental Investment Policies

The investment limitations described below have been adopted by each Fund and are fundamental, i.e., they may not be changed without the affirmative vote of a majority of the outstanding shares of a Fund. As used in this Combined Proxy Statement/Prospectus, the term “majority of the outstanding shares of the Fund” means the lesser of (1) 67% or more of the outstanding shares of a Fund present at a meeting, if the holders of more than 50% of the outstanding shares of a Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund.

Policy	Target Fund*	Acquiring Fund**
Borrowing Money	The Fund may not borrow money, except as the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, may permit. The 1940 Act allows a fund to borrow from banks if they maintain 300% asset coverage for all such borrowings. The Fund can also borrow for temporary or emergency purposes in an amount not exceeding 5% of the value of the total assets of the Fund at the time the loan is made. This loan may but need not be from a bank and the aggregate of all loans may not exceed 33-1/3% of the Fund’s assets.	The Fund will not borrow money, except from: (a) a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund’s total assets at the time when the borrowing is made. This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.
Diversification	The Fund may not purchase the securities of any one issuer (other than the U.S. government or any of its agencies or instrumentalities or securities of other investment companies) if immediately after such investment (a) more than 5% of the value of the Fund’s total assets would be invested in such issuer; or (b) more than 10% of the outstanding voting securities of such issuer would be owned by the Fund, except that up to 25% of the value of the Fund’s total assets may be invested without regard to such 5% and 10% limitations.	The Fund may not, with respect to 75% of its total assets, invest more than 5% of the value of its total assets in the securities of any one issuer or purchase more than 10% of the outstanding voting securities of any class of securities of any one issuer (except that securities of the U.S. government, its agencies, and instrumentalities and securities of other investment companies are not subject to this limitation).
Senior Securities	The Fund will not issue securities senior to the Fund’s presently authorized shares of beneficial interest, except as permitted by the 1940 Act and any rule or order thereunder, or SEC staff interpretation thereof.	The Fund will not issue senior securities, except as permitted by the 1940 Act and the rules and regulations thereunder.

Policy	Target Fund*	Acquiring Fund**
Underwriting	The Fund may not underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the 1933 Act.	The Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.
Real Estate	The Fund may not purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from investing in issuers which invest, deal or otherwise engage in transactions in real estate or interests therein (including real estate investment trusts), or investing in securities that are secured by real estate or interests therein.	The Fund will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities that are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).
Commodities	The Fund may not purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from engaging in transactions involving financial instruments that are secured by physical commodities.	The Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude the Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies that are engaged in a commodities business or have a significant portion of their assets in commodities.

Policy	Target Fund*	Acquiring Fund**
Loans	The Fund may not make loans if, as a result, the amount of the Fund’s assets loaned would exceed the amount permitted under the 1940 Act or any applicable rule or regulation thereof, or any exemption therefrom, except that the Fund may (i) purchase or hold debt instruments, loan participations and/or engage in direct corporate loans in accordance with its investment goal and policies; (ii) enter into repurchase agreements; and (iii) lend its portfolio securities to broker/dealers or institutional investors. The Fund may also make loans to other investment companies to the extent permitted by the 1940 Act or any exemptions therefrom which may be granted by the SEC.	The Fund will not make loans to other persons, except (a) by loaning portfolio securities; (b) by engaging in repurchase agreements; or (c) by purchasing non-publicly offered debt securities. For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.
Concentration	The Fund may not concentrate (invest 25% or more of its total assets) in securities of issuers in a particular industry or group of industries (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities). With respect to the Fund’s fundamental investment policies and restrictions adopted by the Trust, “concentration” involves the Fund investing 25% or more of its total assets in securities of issuers in a particular industry or group of industries.	The Fund will not invest more than 25% of its total assets in any one particular industry. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.
Other Investment Companies	The Fund will not invest in the securities of other investment companies, except as permitted under the 1940 Act, as amended.	—

*	If a restriction on the Target Fund’s investments is adhered to at the time an investment is made, a subsequent change in the percentage of Fund assets invested in certain securities or other instruments, or change in average duration of the Fund’s investment portfolio, resulting from changes in the value of the Fund’s total assets, will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by applicable law.

**	With respect to the percentages adopted by the Acquiring Fund as maximum limitations on its investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to the borrowing policy set forth in “Borrowing Money” above.

Comparison of Principal Risks

The Acquiring Fund is subject to the principal risks described in “Additional Information about the Acquiring Fund—Principal Risks of the Acquiring Fund” below. The Target Fund and the Acquiring Fund are subject to many of the same principal risks, but there are some differences primarily due to the Target Fund’s stated investment policy regarding fixed income securities, the Acquiring Fund’s greater emphasis on foreign securities, and the Acquiring Fund is subject to certain risks unique to operating as an ETF (e.g., Market Trading Risk and Premium/Discount Risk). In addition, while some of the risk factors attributable to the Funds are similar, they are presented in a different manner by each Fund due to different historical disclosure practices between the two Funds.

Principal Risks	Target Fund	Acquiring Fund
Stock Market Risk	X*	X
Sanctions Risk		X
Risks of Investing in Common Stocks	X*	X
Risks of Small and Medium Capitalization Companies	X*	X
Risks of Foreign Securities	X^	X
Risks of Value Investing		X
Risks of Warrants and Rights		X
Risks of Convertible Securities		X
Sector Risk	X~	X
Market Trading Risk		X
Premium/Discount Risk		X
Investment Risk	X+	X
Cybersecurity Risk++		X
Sector Emphasis Risk	X	X~~
Financials Sector Risk	X
Healthcare Sector Risk	X
Industrials Sector Risk	X
Information Technology Sector Risk	X
General Market Risk	X	X**
Interest Rate Risk	X
Large-Capitalization Company Risk	X
Small- and Medium-Capitalization Company Risk	X	X##
Credit Risk	X
U.S. Government Obligations Risk	X
American Depositary Receipts Risk	X	X^^
Investment Company Risk	X
Fixed Income Securities Risk	X
Yield Curve Risk	X

*	Generally covered by the Target Fund’s “Equities Security Risk” and “General Market Risk.”

^	Generally covered by the Target Fund’s “American Depositary Receipts Risk.”

~	Generally covered by the Target Fund’s “Sector Emphasis Risk.”

+	Generally covered by the Target Fund’s “General Market Risk.”

~~	Generally covered by the Acquiring Fund’s “Sector Risk.”

**	Generally covered by the Acquiring Fund’s “Stock Market Risk” and “Investment Risk”.

##	Generally covered by the Acquiring Fund’s “Risks of Small and Medium Capitalization Companies.”

^^	Generally covered by the Acquiring Fund’s “Risks of Foreign Securities.”

++	Cybersecurity risk is included in the Target Fund’s SAI rather than as a principal risk.

Comparison of Management of the Funds

Investment Adviser

Focus Partners Wealth, LLC, 190 Carondelet Plaza, Suite 600, St. Louis, Missouri 63105 currently serves as investment adviser to each Fund (previously defined as “Focus Partners Wealth” or the “Advisor”). The Advisor has overall supervisory management responsibility for the general management and investment of each Fund’s portfolio. Focus Partners Wealth is a wholly-owned indirect subsidiary of Focus Financial Partners, LLC (“Focus”). Focus Financial Partners Inc. (“Focus Inc.”) is the sole managing member of Focus. Focus is majority owned, indirectly and collectively, by investment vehicles affiliated with Clayton, Dubilier & Rice, LLC (“CD&R”). Investment vehicles affiliated with Stone Point Capital LLC (“Stone Point”) are indirect owners of Focus. Because Focus Partners Wealth is an indirect, wholly owned subsidiary of Focus, CD&R and Stone Point investment vehicles are indirect owners of Focus Partners Wealth. As of November 30, 2025, Focus Partners Wealth managed and advised on approximately $140 billion in assets.

The Advisor provides investment advisory services to the Target Fund. Pending shareholder approval of the New Advisory Agreement, the Advisor is acting as the investment adviser to the Target Fund pursuant to an interim advisory agreement (the “Interim Advisory Agreement”) between the Target Trust, on behalf of the Target Fund, and the Advisor pursuant to Rule 15a-4 under the 1940 Act, which was also approved by the Board at the December 2025 Meeting, and which took effect on the Transaction Closing Date. Subject to shareholder approval of the New Advisory Agreement, for its services to the Target Fund, the Advisor is entitled to receive an annual fee equal to 0.76% of the Target Fund’s average daily net assets. The Target Fund is responsible for its own operating expenses. However, subject to shareholder approval of the New Advisory Agreement, the Advisor has contractually agreed to waive all or a portion of its management fees and reimburse the Target Fund for expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, extraordinary expenses, Rule 12b-1 fees, shareholder servicing fees or any other class-specific expenses) in order to limit Total Annual Fund Operating Expenses to 1.00% of average daily net assets for the Target Fund’s shares through at least February 28, 2027. The term of the Target Fund’s operating expenses limitation agreement is indefinite, and it may be terminated by the Board. Subject to shareholder approval of the New Advisory Agreement, the Advisor may request recoupment of previously waived fees and paid expenses in any subsequent month in the 36-month period from the date of the management fee reduction and expense payment if the aggregate amount actually paid by the Target Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) will not cause the Target Fund to exceed the lesser of: (1) the expense limitation in place at the time of the management fee reduction and expense payment; or (2) the expense limitation in place at the time of the reimbursement. During the fiscal year ended October 31, 2025, the Target Fund’s Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement equaled 1.00% of its average net assets. A discussion regarding the basis of the Board’s approval of the investment advisory agreement appears under the heading “Board Considerations and Approval of the Proposal” appearing under the section titled “Proposal No. 2 – Approval of a New Investment Advisory Agreement”.

The Advisor provides investment advisory services and will pay most of the Acquiring Fund’s expenses (with certain exceptions noted below) in return for a “unitary fee.” For its services to the Acquiring Fund, the Advisor is entitled to receive an annual fee equal to 0.99% of the Acquiring Fund’s average daily net assets. During the fiscal year ended October 31, 2025, the Acquiring Fund paid a management fee equal to 0.99% of the Acquiring Fund’s average daily net assets. The Acquiring Fund, not the Advisor, pays the following expenses: brokerage fees and commissions, indirect costs of investing in other investment companies, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), extraordinary or non-recurring expenses, such as litigation, and any 12b-1 fees. The Acquiring Fund’s unitary fee will apply following completion of the Reorganization. A discussion of the factors that the Board considered in approving the Acquiring Fund’s prior advisory agreement with Kovitz is included in the Acquiring Fund’s Annual Report for the fiscal year ended October 31, 2025. A discussion of the factors that the Board considered in approving a new advisory agreement with the Advisor due to a change of control will be included in the Semi-Annual Report for the period ending April 30, 2026.

Portfolio Managers

Target Fund

Dan Eye serves as the Senior Portfolio Manager of the Target Fund and is primarily responsible for the day-to-day management of the Target Fund.

Dan Eye, Portfolio Manager — Mr. Eye has served as the Target Fund’s and previously its predecessor fund’s Portfolio Manager since December 2021. Mr. Eye is a Senior Portfolio Manager of the Advisor. He joined Fort Pitt Capital in October 2019 and Kovitz in November 2024. Mr. Eye has more than 20 years of investment management experience. Prior to joining Fort Pitt Capital, Mr. Eye served as the Chief Investment Officer of Roof Advisory Group.

Acquiring Fund

Matthew Hayner serves as Lead Portfolio Manager of the Acquiring Fund and is primarily responsible for the day-to-day management of the Acquiring Fund, with the support of Mr. Keshav Merchant and Mr. Jason Petitte.

Matthew W. Hayner, MBA, CFA — Portfolio Manager of the Fund and a Lead Portfolio Manager of the Advisor. Mr. Hayner has been managing the Fund since May 2024. Mr. Hayner joined Kovitz in 2022 as a Portfolio Manager. Previously, he was a Portfolio Manager at Madison Investment Advisors, Inc. from 2002 to 2022. Mr. Hayner graduated from Eastern Illinois with a Bachelor of Science in Chemistry. He later received his Masters of Business Administration from the University of St. Thomas. Mr. Hayner is a CFA® Charterholder and a member of the CFA Society of Chicago.

The Statement of Additional Information for each Fund provides additional information about portfolio manager compensation, other accounts managed and ownership of each Fund’s shares.

The portfolio manager of the Acquiring Fund, with the support of the Core Equity Team, will manage the combined fund following the Reorganization.

Comparison of Performance

The Target Fund

Effective November 1, 2024, following an internal restructuring, Kovitz began serving as the Target Fund’s investment adviser. Prior to November 1, 2024, Fort Pitt Capital Group, LLC (“Fort Pitt Capital”) served as the Target Fund’s investment adviser. Kovitz was under common control with Fort Pitt Capital and the portfolio manager of the Target Fund did not change.

On June 28, 2024, the Target Fund acquired all of the assets, and assumed all liabilities, of Fort Pitt Capital Total Return Fund, a series of Advisors Series Trust (the “Target Fund Predecessor Fund”), in a tax-free reorganization under Section 368(a) of the Code (the “Fort Pitt Reorganization”). In connection with the Fort Pitt Reorganization, shares of the Target Fund Predecessor Fund were exchanged for shares of the Target Fund. The Target Fund Predecessor Fund had an investment objective and strategies that were, in all material respects, the same as those of the Target Fund, and was managed in a manner that, in all material respects, complied with the investment guidelines and restrictions of the Target Fund. In addition, the Target Fund’s portfolio manager managed the Target Fund Predecessor Fund at Fort Pitt Capital from 2021 until the Fort Pitt Reorganization. The Target Fund performance shown below for periods prior to June 28, 2024 is that of the Target Fund Predecessor Fund. The Target Fund is a continuation of the Target Fund Predecessor Fund and assumed the performance and accounting history of the Target Fund Predecessor Fund as of the date of the Fort Pitt Reorganization. Therefore, the performance information includes the performance of the Target Fund Predecessor Fund. Prior to the Fort Pitt Reorganization, the Target Fund was a “shell” fund with no assets and had not yet commenced operations. The Target Fund’s performance for the period from the Fort Pitt Reorganization until November 1, 2024 reflects the management of the Target Fund by Fort Pitt Capital.

The Target Fund Predecessor Fund was organized on July 15, 2011 to acquire the assets and liabilities of Fort Pitt Capital Total Return Fund, a series of Fort Pitt Capital Funds (the “Target Fund’s Prior Predecessor Fund”), which commenced operations on December 31, 2001, in exchange for shares of the Target Fund Predecessor Fund. Accordingly, the Target Fund Predecessor Fund is the successor to the Target Fund’s Prior Predecessor Fund. The Target Fund Predecessor Fund had an investment objective, strategies and policies substantially similar to the Target Fund’s Prior Predecessor Fund, which was advised by Fort Pitt Capital. The following information provides some indication of the risks of investing in the Target Fund by showing the performance of the Target Fund’s shares from year to year and by showing the Target Fund’s average annual total returns compared with those of a broad-based market index. The performance of the Target Fund and of the Target Fund Predecessor Fund were calculated net of the Target Fund’s and the Target Fund Predecessor Fund’s respective fees and expenses. The Target Fund’s performance has not been restated to reflect any differences in expenses paid by the Target Fund Predecessor Fund and those paid by the Target Fund. The Target Fund Predecessor Fund’s performance is included because the Target Fund believes that the performance information presented is relevant for consideration by prospective Target Fund investors. Although the actual performance of the Target Fund Predecessor Fund is not the performance of the Target Fund, the Target Fund has adopted the performance of the Target

Fund Predecessor Fund as its performance. Such performance is not necessarily indicative of the Target Fund’s future performance.

Annual Total Returns (before taxes) as of December 31

Best and Worst Quarterly Returns During the Period Shown in the Bar Chart

Best	18.18%	Fourth Quarter 2020
Worst	-24.97%	First Quarter 2020

Average Annual Total Returns (for periods ended December 31, 2025)

	1 Year	5 Years	10 Years
Fort Pitt Capital Total Return Fund
Return Before Taxes	20.98%	11.31%	12.51%
Return After Taxes on Distributions	15.79%	7.85%	10.19%
Returns After Taxes on Distributions and Sale of Fund Shares	16.11%	8.46%	9.93%
S&P 500® Index(1) (reflects no deductions for fees, expenses or taxes)	17.88%	14.42%	14.82%

(1)	The S&P 500 Index is a market-capitalization-weighted index of the 500 largest U.S. publicly traded companies. The S&P 500 Index is a float-weighted index, meaning company market capitalizations are adjusted by the number of shares available for public trading. Investors cannot invest directly in an index or benchmark. Index returns are gross of any fees, brokerage commission or other expenses of investing.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. Furthermore, the after-tax returns are not relevant to those who hold their Target Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts (“IRAs”).

Current performance of the Target Fund may be lower or higher than the performance quoted above. Updated performance information is available on the Target Fund’s website at www.fortpittcapitalfunds.com or by calling the Fund toll-free at 866-688-8775.

The Acquiring Fund

The returns presented below for the Acquiring Fund reflect the performance of the Green Owl Intrinsic Value Fund (the “Acquiring Fund Predecessor Fund”) for periods prior to December 9, 2022. The Acquiring Fund has adopted the performance of the Acquiring Fund Predecessor Fund as the result of a reorganization consummated after the close of business on December 9, 2022, in which the Acquiring Fund acquired all or substantially all of the assets and all of the stated liabilities included in the financial statements of the Acquiring Fund Predecessor Fund (the “Green Owl Reorganization”). Prior to the Green Owl Reorganization, the Acquiring Fund was a “shell” fund with no assets and had not commenced operations.

The Acquiring Fund Predecessor Fund was managed by Kovitz and the same portfolio managers as the Acquiring Fund at that time. The performance information below is intended to serve as an illustration of the variability of the Acquiring Fund’s returns since the Acquiring Fund is a continuation of the Acquiring Fund Predecessor Fund and has the same investment objective and substantially similar strategies as the Acquiring Fund Predecessor Fund. While the Acquiring Fund’s investment strategies are substantially similar to the Acquiring Fund Predecessor Fund and theoretically would have invested in a similar portfolio of securities, the Acquiring Fund’s performance during the same time period may have been different than the performance of the Acquiring Fund Predecessor Fund due to, among other things, differences in strategies, fees and expenses.

The bar chart below shows how the Acquiring Fund’s and the Acquiring Fund Predecessor Fund’s investment results have varied from year to year. The following information provides some indication of the risks of investing in the Acquiring Fund by showing the performance of the Acquiring Fund’s and the Acquiring Fund Predecessor Fund’s shares from year to year and by showing the Acquiring Fund’s and the Acquiring Fund Predecessor Fund’s average annual total returns compared with those of a broad-based market index. Past performance (before and after taxes) of the Acquiring Fund or the Acquiring Fund Predecessor Fund is not necessarily an indication of how the Acquiring Fund will perform in the future.

Annual Total Returns (years ended December 31)

Best and Worst Quarterly Returns During the Period Shown in the Bar Chart

Best	20.80%	Second Quarter 2020
Worst	-29.22%	First Quarter 2020

Average Annual Total Returns (for periods ended December 31, 2025)

	1 Year	5 Years	10 Years
Kovitz Core Equity ETF
Return Before Taxes	13.49%	11.61%	12.09%
Return After Taxes on Distributions	13.48%	10.18%	10.82%
Returns After Taxes on Distributions and Sale of Fund Shares	7.99%	8.90%	9.67%
S&P 500® Index(1) (reflects no deductions for fees, expenses or taxes)	17.88%	14.42%	14.82%

(1)	The S&P 500 Index is a market-capitalization-weighted index of the 500 largest U.S. publicly traded companies. The S&P 500 Index is a float-weighted index, meaning company market capitalizations are adjusted by the number of shares available for public trading. Investors cannot invest directly in an index or benchmark. Index returns are gross of any fees, brokerage commission or other expenses of investing.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Acquiring Fund shares through tax-advantaged arrangements, such as 401(k) plans or IRAs.

Current performance of the Acquiring Fund may be lower or higher than the performance quoted above. Performance data current to the most recent month end may be obtained by calling 866-796-1285. Performance data current to the most recent quarter end may be obtained at www.kovitzetf.com.

Dividends, Distributions and Pricing

Ultimus Fund Distributors, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, is the distributor for the shares of the Target Fund (the “Target Fund Distributor”). The Target Fund Distributor is a registered broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”).

Northern Lights Distributors, LLC (the “Distributor”), 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022-3474, is the distributor for the shares of the Acquiring Fund. The Distributor is a registered broker-dealer and member of FINRA. The Distributor and the Target Fund Distributor are wholly-owned subsidiaries of Ultimus Fund Solutions, LLC.

Shares of each Fund are offered on a continuous basis. The Target Fund has adopted a distribution and service plan pursuant to Rule 12b-1 under the 1940 Act (the “Distribution and Service Plan”), but the Target Fund does not intend to implement the Distribution and Service Plan or authorize any payments under the Distribution and Service Plan. The Acquiring Fund has not adopted plans of distribution pursuant to Rule 12b-1 under the 1940 Act for the payment of fees by the Acquiring Fund related to the Acquiring Fund’s distribution.

Each Fund typically distributes to its shareholders as dividends all or substantially all of its net investment income and any realized net capital gains. A shareholder of the Target Fund will automatically receive all income dividends and capital gain distributions in additional full and fractional shares of the Target Fund at their NAV as of the date of payment unless the shareholder elects to receive such dividends or distributions in cash. The Acquiring Fund expects that its distributions will consist primarily of income and net realized capital gains. The Acquiring Fund declares and pays dividends at least annually. Net investment income distributed by the Acquiring Fund generally will consist of interest income, if any, and dividends received on investments, less expenses. The dividends you receive, whether or not reinvested, will be taxed as ordinary income for U.S. federal income tax purposes (including if reinvested in additional shares).

Comparison of Valuation of Portfolio Securities and Purchase, Redemption and Exchange of Shares

The Target Fund and Acquiring Fund have substantially the same procedures for valuing their portfolio securities. The Funds determine their NAV per share after the close of the NYSE (normally 4:00 p.m., Eastern time). The Funds will not be priced on days that the NYSE is closed for trading.

The Target Fund and the Acquiring Fund have different procedures for purchasing and redeeming shares as described below. Neither the Target Fund nor the Acquiring Fund provides for the exchange of shares.

Shareholders of the Target Fund may purchase or redeem Target Fund shares on any business day by written request via mail (Fort Pitt Capital Total Return Fund, c/o Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246), by telephone at 866-688-8775, or through a financial intermediary. Shareholders of the Target Fund may also purchase or redeem Target Fund shares by wire transfer. Investors who wish to purchase or redeem Target Fund shares through a financial intermediary should contact the financial intermediary directly. The minimum initial and subsequent investment amounts are shown below.

Type of Account	To Open Your Account	To Add to Your Account
Regular Accounts	$2,500	$100
Qualified Retirement Accounts	$2,500	Any amount
Coverdell Education Savings Accounts	$2,000	Any amount
Automatic Investment Plan Participation	$1,000	$100

Unlike the Target Fund, individual shares of the Acquiring Fund are not purchased or sold at NAV directly with the Fund. The Acquiring Fund will issue (or redeem) shares at NAV only to certain financial institutions that have entered into agreements with the Acquiring Fund’s distributor in large, aggregated blocks known as “Creation Units.” A Creation Unit of the Acquiring Fund consists of a specified number of shares as stated in the Acquiring Fund’s Prospectus. Creation Units are issued (or redeemed) in-kind for securities (and an amount of cash) that the Acquiring Fund specifies each day at the NAV next determined after receipt of an order.

Individual Acquiring Fund shares may only be purchased and sold on the NYSE Arca, Inc., other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Shares of the Acquiring Fund can be bought and sold during the day like shares of other publicly traded companies. Buying and selling shares of the Acquiring Fund on an exchange involves certain costs. When buying and selling shares through a financial intermediary, you may incur brokerage or other charges determined by your financial intermediary, although ETFs trade with no transaction fees (NTF) on many platforms. In addition, a shareholder of the Acquiring Fund may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). Because Acquiring Fund shares trade at market prices rather than at NAV, Acquiring Fund shares may trade at a price less than (discount) or greater than (premium) the Acquiring Fund’s NAV. The trading prices of the Acquiring Fund’s shares in the secondary market will fluctuate continuously throughout trading hours based on the supply and demand for Fund shares and shares of the underlying securities held by the Fund, economic conditions and other factors, rather than the Acquiring Fund’s NAV, which is calculated at the end of each business day.

Frequent Purchases and Redemptions of Fund Shares

The Acquiring Fund’s shares can only be purchased and redeemed directly from the Acquiring Fund in Creation Units by Authorized Participants, and the vast majority of trading in the Acquiring Fund’s shares occurs on the secondary market. Because the secondary market trades do not directly involve the Acquiring Fund, it is unlikely those trades would cause the harmful effects of market timing, including dilution, disruption of portfolio management, increases in the Acquiring Fund’s trading costs and the realization of capital gains. With regard to the purchase or redemption of Creation Units directly with the Acquiring Fund, to the extent effected in-kind (i.e., for securities), those trades do not cause the harmful effects that may result from frequent cash trades. To the extent trades are effected in whole or in part in cash, those trades could result in dilution to the Acquiring Fund and increased transaction costs, which could negatively impact the Acquiring Fund’s ability to achieve its investment objective. However, direct trading by Authorized Participants is critical to ensuring that the Acquiring Fund’s shares trade at or close to NAV. The Acquiring Fund also employs fair valuation pricing to minimize potential dilution from market timing. In addition, the Acquiring Fund imposes transaction fees on purchases and redemptions of Acquiring Fund shares to cover the custodial and other costs incurred by the Acquiring Fund in effecting trades. These fees increase if an investor substitutes cash in part or in whole for securities, reflecting the fact that the Acquiring Fund’s trading costs increase in those circumstances. Given this structure, the Acquiring Trust has determined that it is not necessary to adopt policies and procedures to detect and deter market timing of the Acquiring Fund’s shares.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Target Fund shares through a broker-dealer or other financial intermediary, the Target Fund and/or the Advisor may pay the intermediary for the sale of Target Fund shares and related services. Currently, because the Target Fund has not enacted a formal Distribution and Service Plan, payments to intermediaries are being paid by the Advisor, not the Target Fund. These payments create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

If you purchase Acquiring Fund shares through a broker-dealer or other financial intermediary (such as a bank or trust company), the Acquiring Fund and its related companies may pay the intermediary for the sale of Acquiring Fund shares and related services. These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Acquiring Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Comparison of Service Providers

The following provides a comparison of the service providers for the Funds.

Service Provider	Target Fund	Acquiring Fund
Administrator	Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246	Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246
Custodian	U.S. Bank N.A. 1555 N. RiverCenter Drive, Suite 302 Milwaukee, WI 53212	Brown Brothers Harriman 50 Post Office Square Boston, MA 02110
Administrator and Fund Accountant	Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246	Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246

Service Provider	Target Fund	Acquiring Fund
Transfer Agent	Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246	Brown Brothers Harriman 50 Post Office Square Boston, MA 02110
Independent Registered Public Accounting Firm	Cohen & Company, Ltd. 1350 Euclid Avenue, Suite 800 Cleveland, OH 44115	Cohen & Company, Ltd. 1350 Euclid Avenue, Suite 800 Cleveland, OH 44115
Distributor	Ultimus Fund Distributors, LLC 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246	Northern Lights Distributors, LLC 4221 North 203rd Street, Suite 100 Elkhorn, NE 68022-3474

Comparison of Shareholder Rights

The Target Trust and Acquiring Trust are each organized as a statutory trust under Delaware law and are governed by a Declaration of Trust and Bylaws. Shareholders of each of the Acquiring Trust and Target Trust have substantially the same voting rights, rights with respect to distributions and upon liquidation of the trust, and indemnification rights. Rights with respect to purchases, exchanges and redemptions vary due to differences between a mutual fund and an ETF. Please see “Comparison of Valuation of Portfolio Securities and Purchase, Redemption and Exchange of Shares” above.

Shareholders of each trust are entitled to one vote per share (including a proportionate fraction of factional shares). Shareholders of the Acquiring Trust are entitled to vote on the election or removal of trustees and to the extent required by the 1940 Act. Shareholders of the Target Trust are entitled to vote on the election or removal of trustees and to the extent required by federal law, including the 1940 Act, or any registration of the trust with the SEC. Each Declaration of Trust provides that shareholders shall not be liable for the obligations of the trust and provides for indemnification to the extent a shareholder or former shareholder is held liable solely by virtue of being a shareholder.

The Declaration of Trust of the Target Trust provides for exclusive jurisdiction in Delaware courts, as well as a waiver of jury trial, with respect to suits, actions or proceedings arising under the Declaration of Trust. The Declaration of Trust of the Acquiring Trust does not have similar provisions

Risk Factors

Principal Risks of Investing in the Acquiring Fund

The principal risks of investing in the Acquiring Fund are summarized below. There may be circumstances that could prevent the Fund from achieving its investment goal, and you may lose money by investing in the Fund. You should carefully consider the Fund’s investment risks before deciding whether to invest in the Fund.

Stock Market Risk. The Fund invests in common stocks, which subjects the Fund and its shareholders to the risks associated with common stock investing. These risks include the financial risk of selecting individual companies that do not perform as anticipated, the risk that the stock markets in which the Fund invests may experience periods of turbulence and instability, and the general risk that domestic and global economies may go through periods of decline and cyclical change. Many factors affect the performance of each company that the Fund invests in, including the strength of the company’s management or the demand for its products or services. You should be aware that a company’s share price may decline as a result of poor decisions made by management or lower demand for the company’s products or services. In addition, a company’s share price may also decline as a result of national and global events such as recession, war, epidemics or pandemics, terrorism, natural disasters and other events which may have a significant impact on markets generally.

Sanctions Risk. As a result of certain political tensions and armed conflicts outside of the United States, the extent and ultimate result of which are unknown at this time, the United States and the European Union, along with the regulatory bodies of a number of countries, have imposed economic sanctions on certain countries, corporate entities and individuals. The imposition of such sanctions and other similar measures could cause, among other things, a decline in the value and/or liquidity of securities issued, downgrades in the credit ratings of securities, and increased market volatility affecting not only the party but throughout the world. Sanctions could also result in a party taking countermeasures or retaliatory actions which may further impair the value and liquidity of some securities.

Risks of Investing in Common Stocks. The Fund invests in common stocks, which subjects the Fund and its shareholders to the risks associated with common stock investing. These risks include the financial risk of selecting individual companies that do not perform as anticipated, the risk that the stock markets in which the Fund invests may experience periods of turbulence and instability, and the general risk that domestic and global economies may go through periods of decline and cyclical change. Many factors affect the performance of each company that the Fund invests in, including the strength of the company’s management or the demand for its products or services. You should be aware that a company’s share price may decline as a result of poor decisions made by management or lower demand for the company’s products or services. In addition, a company’s share price may also decline if its earnings or revenues fall short of expectations.

Risks of Small and Medium Capitalization Companies. To the extent the Fund invests in small and medium cap companies, the Fund will be subject to additional risks. The earnings and prospects of these companies are more volatile than larger companies, and small and medium capitalization companies may experience higher failure rates than do larger companies. The trading volume of securities of small and medium capitalization companies is normally less than that of larger companies and, therefore, may disproportionately affect their market price, tending to make prices fall more in response to selling pressure than is the case with larger companies. Small and medium capitalization companies may also have limited markets, product lines, or financial resources, and may lack management experience.

Risks of Foreign Securities. To the extent the Fund invests in foreign securities (including ADRs) the Fund may be subject to risks not usually associated with owning securities of U.S. issuers. These risks can include the risks associated with higher transaction costs, delayed settlements, lack of liquidity, currency controls and adverse economic developments. This also includes the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and widen any losses. Exchange rate volatility also may affect the ability of an issuer to repay U.S. dollar-denominated obligations, thereby increasing credit risk. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions, and custodial costs, generally are higher than for U.S. investments. In addition, foreign issuers, brokers, and securities markets may be subject to less government supervision than in the United States.

Risks of Value Investing. Undervalued securities are, by definition, out of favor with investors, and there is no way to predict when, if ever, the securities may return to favor. Under certain market conditions, value investing may not perform as well as other investment styles.

Risk of Warrants and Rights. A warrant or right gives the Fund the ability to purchase common stock at a specific price (usually at a premium above the market value of the underlying common stock at time of issuance) during a specified period of time. A warrant or right may become worthless unless it is exercised or sold before expiration. For example, if the market price of the common stock does not exceed the warrant’s or right’s exercise price during the life of the warrant or right, the warrant or right will expire worthless. Warrants and rights have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the value of a warrant or right may be greater than the percentage increase or decrease in the value of the underlying common stock.

Sector Risk. To the extent that the Fund focuses in one or more sectors, factors affecting those sectors could affect Fund performance.

Convertible Securities Risk. The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the company issuing the convertible security and other factors also may have an effect on the convertible security’s investment value.

Market Trading Risk. Although shares of the Fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained. There are no obligations of market makers to make a market in the Fund’s shares or of an authorized participant to submit purchase or redemption orders for Creation Units. Decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying value of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Fund shares trading at a premium or discount to its NAV and also greater than normal intraday bid-ask spreads. Additionally, in stressed market conditions, the market for the Fund’s shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s portfolio holdings, which may cause a significant variance in the market price of the Fund’s shares and its underlying value.

There can be no assurance that the shares will continue to trade on a stock exchange or in any market or that the Fund’s shares will continue to meet the requirements for listing or trading on any exchange or in any market, or that such requirements will remain unchanged. Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or other reasons. In addition, trading in Fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules on the stock exchange or market.

During a “flash crash,” the market prices of the Fund’s shares may decline suddenly and significantly. Such a decline may not reflect the performance of the portfolio securities held by the Fund. Flash crashes may cause authorized participants and other market makers to limit or cease trading in the Fund’s shares for temporary or longer periods. Shareholders could suffer significant losses to the extent that they sell shares at these temporarily low market prices. Shares of the Fund, similar to shares of other issuers listed on a stock exchange, may be sold short and are therefore subject to the risk of increased volatility associated with short selling.

Premium/Discount Risk. Shares of the Fund may trade at prices other than NAV. Shares of the Fund trade on stock exchanges at prices at, above or below its most recent NAV. The NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings since the most recent calculation. The trading prices of the Fund’s shares fluctuate continuously throughout trading hours based on market supply and demand rather than NAV. As a result, the trading prices of the Fund’s shares may deviate significantly from NAV during periods of market volatility. In addition, the securities held by the Fund may be traded in markets that close at a different time than the exchange on which the Fund’s shares trade. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when the exchange is open but after the applicable market closing, fixing or settlement times, bid-ask spreads and the resulting premium or discount to the shares’ NAV is likely to widen.

Any of these factors, among others, may lead to the Fund’s shares trading at a premium or discount to NAV. Thus, you may pay more (or less) than NAV when you buy shares of the Fund in the secondary market, and you may receive less (or more) than NAV when you sell those shares in the secondary market. The Advisor cannot predict whether shares will trade above (premium), below (discount) or at NAV. However, because shares can be created and redeemed in Creation Units at NAV, the Advisor believes that large discounts or premiums to the NAV of the Fund are not likely to be sustained over the long term. While the creation/redemption feature is designed to make it likely that the Fund’s shares normally will trade on stock exchanges at prices close to the Fund’s next calculated NAV, exchange prices are not expected to correlate exactly with the Fund’s NAV due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or extreme market volatility may result in trading prices for shares of the Fund that differ significantly from its NAV.

Investment Risk. The value of the Fund’s investments, like other market investments, may move up or down, sometimes rapidly and unpredictably. All investments involve risks, including the risk that the entire amount invested may be lost. No guarantee or representation is made that the Fund’s investment objectives will be achieved.

Various sectors of the global financial markets have been experiencing an extended period of adverse conditions. Market uncertainty has increased dramatically, particularly in the United States and Europe, and adverse market conditions have expanded to other markets. These conditions have resulted in disruption of markets, periods of reduced liquidity, greater volatility, general volatility of spreads, an acute contraction in the availability of credit and a lack of price transparency. These volatile and often difficult global market conditions have episodically adversely affected the market values of many securities, and this volatility may continue, and conditions could even deteriorate further. Some of the largest banks and companies across many sectors of the economy in the United States and Europe have declared bankruptcy, entered into insolvency, administration, or similar proceedings, been nationalized by government authorities, and/or agreed to merge with or be acquired by other banks or companies that had been considered their peers. The long-term impact of these events is uncertain but could continue to have a material effect on general economic conditions, consumer and business confidence and market liquidity.

Cybersecurity Risk. The Fund and its service providers may be subject to operational and information security risks resulting from breaches in cybersecurity. A breach in cybersecurity refers to both intentional and unintentional events that may cause the Fund to lose or compromise confidential information, suffer data corruption or lose operational capacity. Breaches in cybersecurity include, among other things, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other operational disruptions. Successful cybersecurity breaches of the Fund and/or the Fund’s investment adviser, distributor, custodian, the transfer agent or other third-party service providers may adversely impact the Fund and its shareholders. For instance, a successful cybersecurity breach may interfere with the processing of shareholder transactions, cause the release of private personal shareholder information, impede trading, subject the Fund to regulatory fines or financial losses, and/or cause reputational damage. The Fund relies on third-party service providers for many of the day-to-day operations, and is therefore subject to the risk that the protections and protocols implemented by those service providers will be ineffective in protecting the Fund from cybersecurity breaches. Similar types of cybersecurity risks are also present for issuers of securities in which the Fund may invest, which could result in material adverse consequences for such issuers and may cause the Fund’s investments in such companies to lose value. There is no guarantee the Fund will be successful in protecting against cybersecurity breaches.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by any government agency.

As with any investment, the Fund’s returns will vary and you could lose money

Additional Information About the Reorganization

Terms of the Reorganization

The proposed Reorganization will be governed by the Plan, a form of which is attached as Appendix B hereto. The Plan provides that the Target Fund will transfer substantially all its assets to the Acquiring Fund, and, in exchange, the Acquiring Fund will assume all the liabilities of the Target Fund and issue and deliver to the Target Fund a number of full shares of the Acquiring Fund, plus cash in lieu of fractional shares, if any, having a net asset value equal to the value of the assets of the Target Fund transferred to the Acquiring Fund less the liabilities of the Target Fund assumed by the Acquiring Fund, with such values determined in each case as of the close of regular trading on the New York Stock Exchange on the Closing Date (the “Valuation Time”). As of the designated time on the Closing Date as set forth in the Plan, the Target Fund will distribute in complete liquidation of the Target Fund (i) all Acquiring Fund shares received by the Target Fund, plus cash in lieu of fractional shares, if any, to its shareholders of record other than Direct IRA Shareholders who did not previously transfer such shares to a brokerage account and (ii) cash to such Direct IRA Shareholders. This distribution will be accomplished by the transfer of the Acquiring Fund shares credited to the account of the Target Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Target Fund shareholders, and representing the respective number of Acquiring Fund shares due each such shareholder. All issued and outstanding shares of the Target Fund simultaneously will be canceled on the books of the Target Fund.

The Target Fund will, within a reasonable period of time before the Closing Date, furnish the Acquiring Fund with a list of the Target Fund’s portfolio securities and other investments. The Acquiring Fund will, within a reasonable period of time before the Closing Date, identify the securities, if any, on the Target Fund’s list referred to in the foregoing sentence that do not conform to the Acquiring Fund’s investment objective, policies or restrictions, as set forth in the Acquiring Fund’s prospectus and statement of additional information, and will notify the Target Fund accordingly. The Target Fund, if requested by the Acquiring Fund, will dispose of such non-conforming securities identified by the Acquiring Fund before the Closing Date. In addition, if it is determined that the portfolios of the Funds, when aggregated, would contain investments exceeding certain percentage limitations applicable to the Acquiring Fund with respect to such investments, the Target Fund, if requested by the Acquiring Fund, will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date. While the Target Fund’s investment objectives and policies are similar to those of the Acquiring Fund, the Acquiring Fund is expected to dispose of certain assets received in the Reorganization. As an ETF, the Acquiring Fund is not expected to incur material portfolio transaction costs or taxable gains in connection with such transactions. The sale of such investments could result in taxable distributions to shareholders of the Target Fund prior to the Reorganization. Notwithstanding the foregoing, nothing in the Plan will require the Target Fund to dispose of any investments or securities if, in the reasonable judgment of the Target Fund or the Advisor, such disposition would adversely affect the status of the Reorganization as a “reorganization,” as such term is used in Section 368(a) of the Code, or would otherwise not be in the best interests of the Target Fund. See the section captioned “Additional Information about the Reorganization—U.S. Federal Income Tax Status of the Reorganization” below.

Termination of the Plan

The consummation of the Reorganization is subject to the terms and conditions of, and the representations and warranties being true as set forth in, the Plan. Closing conditions include, among others, (i) receipt of all requisite approvals including Target Fund shareholder approval, (ii) receipt of favorable corporate and tax opinions, and (iii) receipt by the Acquiring Fund of shareholder approval of a new advisory agreement with Focus Wealth due to the Transaction. The Plan may be terminated by mutual agreement of the parties thereto. In addition, either Fund may at its option terminate the Plan at or before the closing due to (i) a breach by the non-terminating party of any representation, warranty or agreement to be performed at or before the closing, if not cured within 30 days of the breach and prior to the closing, (ii) a condition precedent to the obligations of the terminating party that has not been met or waived and it reasonably appears that it will not or cannot be met or (iii) a determination by the Board of the Target Fund or the Acquiring Fund, as applicable, that the consummation of the transactions contemplated by the Plan is not in the best interests of its respective Fund.

Description of Securities to Be Issued

Shares of Beneficial Interest. The Acquiring Fund has established and designated one class of shares, without par value, which are offered through this Combined Proxy Statement/Prospectus to be issued to Target Fund shareholders in the Reorganization. The Acquiring Fund’s declaration of trust permits the Board of Trustees, in its sole discretion, and subject to compliance with the 1940 Act, to further subdivide the shares of the Acquiring Fund into one or more other classes of shares. No certificates for Acquiring Fund shares will be issued as part of the Reorganization.

Voting Rights of Shareholders. Holders of shares of the Acquiring Fund are entitled to one vote per share on matters as to which they are entitled to vote. The Acquiring Fund operates as a series of the Acquiring Trust, an open-end management investment company registered with the SEC under the 1940 Act. The Board of Trustees the Acquiring Trust may, in its sole discretion, create additional series of the Acquiring Trust from time to time. There are no preemptive or other subscription rights. In addition to the specific voting rights described above, shareholders of the Acquiring Fund are entitled, under current law, to vote with respect to certain other matters, including changes in fundamental investment policies and restrictions. Moreover, shareholders owning at least 10% of the outstanding shares entitled to vote may request that the Board call a special shareholders’ meeting to remove Trustees or for any other purpose. The Board of Trustees of the Acquiring Trust has the right to establish additional series and classes of shares in the future, to change in any manner those series or classes and to determine the preferences, voting powers, rights and privileges thereof.

Costs of the Reorganization

The Advisor will pay all of the costs and expenses resulting from the Reorganization, whether or not the Reorganization is consummated, except for portfolio transaction costs related to the Reorganization. The estimated expenses of the Reorganization are $[●], representing management’s estimate of professional fees, charges by service providers, costs of solicitation and any expenses related to the printing and mailing of the Combined Proxy Statement/Prospectus. Reorganization costs do not include any repositioning costs arising from sales of portfolio assets in connection with the Reorganization, which costs will be borne by the applicable Fund. While the Target Fund’s investment objectives and policies are similar to those of the Acquiring Fund, it is expected that the Acquiring Fund may dispose of approximately 60% of assets received in the Reorganization. The Acquiring Fund is not expected to incur material portfolio transaction costs or taxable gains in connection with such transactions.

The Advisor, on behalf of the Target Fund, has engaged EQ Fund Solutions to assist in the printing and mailing of the Combined Proxy Statement/Prospectus and solicitation of proxies at an estimated cost of $18,000 plus reasonable expenses, which is included in the expense estimate above.

U.S. Federal Income Tax Status of the Reorganization

As a non-waivable condition to each Fund’s obligation to consummate the Reorganization, each Fund will receive a tax opinion from Vedder Price P.C. (which opinion will be based on certain factual representations and certain customary assumptions and exclusions) with respect to the Reorganization substantially to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, for U.S. federal income tax purposes:

1.       The transfer by the Target Fund of substantially all its assets to the Acquiring Fund solely in exchange for Acquiring Fund shares, plus cash in lieu of fractional shares, and the assumption by the Acquiring Fund of all the liabilities of the Target Fund, immediately followed by the complete liquidation of the Target Fund by the distribution of (a) all the Acquiring Fund shares, plus cash in lieu of fractional shares, so received by the Target Fund to the Target Fund shareholders of record, other than Direct IRA Shareholders who did not transfer such shares to a brokerage account, and (b) cash to such Direct IRA Shareholders of record and the termination of the Target Fund under applicable state law promptly thereafter, will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and the Acquiring Fund and the Target Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code with respect to the Reorganization.

2.       No gain or loss will be recognized by the Acquiring Fund upon the receipt of substantially all the Target Fund’s assets solely in exchange for Acquiring Fund shares, plus cash in lieu of fractional shares, and the assumption by the Acquiring Fund of all the liabilities of the Target Fund.

3.       No gain or loss will be recognized by the Target Fund upon the transfer of substantially all its assets to the Acquiring Fund solely in exchange for Acquiring Fund shares, plus cash in lieu of fractional shares, and the assumption by the Acquiring Fund of all the liabilities of the Target Fund or upon the complete liquidation of the Target Fund by the distribution (whether actual or constructive) of (a) all such Acquiring Fund shares, plus cash in lieu of fractional shares, to Target Fund shareholders, other than Direct IRA Shareholders who did not transfer such shares to a brokerage account, and (b) cash to such Direct IRA Shareholders solely in exchange for such shareholders’ shares of the Target Fund.

4.       No gain or loss will be recognized by the Target Fund shareholders upon the exchange, pursuant to the Reorganization, of all their shares of the Target Fund solely for Acquiring Fund shares plus cash in lieu of fractional Acquiring Fund shares, except to the extent the Target Fund’s shareholders receive cash in lieu of a fractional Acquiring Fund share.

5.       The aggregate basis of the Acquiring Fund shares received by each Target Fund shareholder pursuant to the Reorganization will be the same as the aggregate basis of the Target Fund shares exchanged therefor by such shareholder (reduced by the amount of any basis allocable to a fractional share for which cash is received).

6.       The holding period of the Acquiring Fund shares received by each Target Fund shareholder in the Reorganization will include the holding period during which the shares of the Target Fund surrendered by the Target Fund shareholder in exchange therefor were held by such Target Fund shareholder, provided that the Target Fund shareholder held such shares as capital assets at the effective time of the Reorganization.

7.       The adjusted basis of the assets of the Target Fund received by the Acquiring Fund in the Reorganization will be the same as the adjusted basis of such assets in the hands of the Target Fund immediately before the effective time of the Reorganization.

8.       The holding period of the assets of the Target Fund received by the Acquiring Fund in the Reorganization will include the respective holding periods during which those assets were held by the Target Fund (except where investment activities of the Acquiring Fund have the effect of reducing or eliminating the holding period with respect to an asset).

No opinion will be expressed as to (1) the effect of the Reorganization on the Target Fund, the Acquiring Fund or any Target Fund shareholder with respect to any asset (including, without limitation, any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code) as to which any gain or loss is required to be recognized under U.S. federal income tax principles (a) at the end of a taxable year (or on the termination thereof) or (b) upon the transfer of such asset whether or not such transfer would otherwise be a non-taxable transaction under the Code, (2) the effect of the Reorganization on a Direct IRA Shareholder of the Target Fund, (3) the alternative minimum tax imposed under Section 55 of the Code on any direct or indirect shareholder of the Target Fund that is a corporation, or (4) any other federal tax issues (except those set forth above) and all state, local or foreign tax issues of any kind.

Such opinion will be based on certain factual representations and customary assumptions. The opinion will rely on such representations and will assume the accuracy of such representations. If such representations and assumptions are incorrect, the Reorganization may not qualify as a tax-free reorganization for U.S. federal income tax purposes, and the Target Fund and Target Fund shareholders may recognize taxable gain or loss as a result of the Reorganization.

Opinions of counsel are not binding upon the Internal Revenue Service (“IRS”) or the courts and there can be no assurance that the IRS or a court will concur on all or any of the issues discussed above. If the Reorganization occurs but the IRS or the courts determine that the Reorganization does not qualify as a tax-free reorganization under the Code, and thus is taxable, the Target Fund would recognize gain or loss on the transfer of its assets to the Acquiring Fund and each shareholder of the Target Fund would recognize a taxable gain or loss equal to the difference between its basis in its Target Fund shares and the fair market value of the shares of the Acquiring Fund it receives.

If a Target Fund shareholder receives cash in lieu of a fractional Acquiring Fund share, the shareholder will be treated as having received the fractional Acquiring Fund share pursuant to the Reorganization and then as having sold that fractional Acquiring Fund share for cash. As a result, each such Target Fund shareholder generally will recognize gain or loss equal to the difference between the amount of cash received and the basis in the fractional Acquiring Fund share. This gain or loss generally will be a capital gain or loss and generally will be long-term capital gain or loss if, as of the effective time of the Reorganization, the holding period for the shares (including the holding period of Target Fund shares surrendered therefor if the Target Fund shares were held as capital assets at the time of the Reorganization) is more than one year. The deductibility of capital losses is subject to limitations. Any cash received in lieu of a fractional share may be subject to backup withholding taxes.

If a shareholder holds Target Fund shares through a fund direct IRA and does not take action to transfer its Target Fund shares to a brokerage account prior to the Reorganization, the shareholder’s Target Fund shares will be liquidated at the effective time of the Reorganization and the shareholder will receive cash equal in value to the NAV of the shareholder’s Target Fund shares as of the Valuation Time. Such liquidation will result in a taxable distribution from the IRA to the IRA account holder (unless the distribution is a qualified distribution from a Roth IRA or qualifies as an eligible rollover distribution) and in a loss of the tax-advantaged treatment of the account. In some cases, the IRA distribution may also be subject to a 10% early distribution tax. Shareholders who hold Target Fund shares through a fund direct IRA are urged to consult their own tax advisors as to the specific consequences to them of the Reorganization.

Prior to the Valuation Time, the Target Fund will declare and pay a distribution to its shareholders, which together with all previous distributions, will have the effect of distributing to shareholders all of the Target Fund’s net investment income and realized net capital gains (after reduction by any available capital loss carryforwards and excluding any net capital gain on which the Target Fund paid U.S. federal income tax), if any, through the Closing Date. To the extent distributions are attributable to ordinary taxable income or capital gains, the distribution will be taxable to shareholders for U.S. federal income tax purposes and may include net capital gains resulting from the sale of portfolio assets discussed below. Additional distributions may be made if necessary. All dividends and distributions will be reinvested in additional shares of the Target Fund unless a shareholder has made an election to receive dividends and distributions in cash. Dividends and distributions are treated the same for U.S. federal income tax purposes whether received in cash or additional shares.

To the extent that a portion of the Target Fund’s portfolio assets are sold prior to the Reorganization, including any sales in connection with the repositioning described below, the U.S. federal income tax effect of such sales will depend on the holding periods of such assets and the difference between the price at which such portfolio assets were sold and the Fund’s basis in such assets. Any net capital gains (net long-term capital gain in excess of any net short-term capital loss) recognized in these sales, after the application of any available capital loss carryforwards (capital losses from prior taxable years that may be used to offset future capital gains), would be distributed to the Target Fund’s shareholders as capital gain dividends. Any net short-term capital gains (net short-term capital gain in excess of any net long-term capital loss and after application of any available capital loss carryforwards) would be distributed as ordinary dividends. All such distributions would be made during or with respect to the Target Fund’s taxable year in which the sale occurs and would be taxable to shareholders who are subject to U.S. federal income tax.

The Target Fund may experience portfolio turnover due to portfolio repositioning prior to the Reorganization. To the extent the Target Fund realizes net losses from the sale of portfolio securities as part of the portfolio repositioning, the net capital gain or net investment income to be distributed by the Target Fund prior to the closing of the Reorganization will be reduced. In the event the Target Fund realizes income or gain as a result of such sales, the net capital gain or net investment income to be distributed by the Target Fund will be increased if such income or gain cannot be offset by available capital loss carryforwards. However, because the Target Fund’s investment objectives and policies are substantially similar to those of the Acquiring Fund, it is not currently expected that any significant portfolio sales will occur solely in connection with the Reorganization (such sales are expected to be less than 5% of the assets of the Target Fund).

After the Reorganization, the Acquiring Fund’s ability to use the Target Fund’s pre-Reorganization realized and unrealized capital losses, if any, may be limited under certain U.S. federal income tax rules applicable to reorganizations of this type. Therefore, in certain circumstances, shareholders may pay U.S. federal income tax sooner, or may pay more U.S. federal income tax, than they would have had the Reorganization not occurred. The effect of these potential limitations, however, will depend on a number of factors, including the amount of the losses, the amount of gains to be offset, the exact timing of the Reorganization and the amount of unrealized capital gains in the Funds at the time of the Reorganization. As of October 31, 2025, the Acquiring Fund had short-term and long-term capital loss carryforwards of $27,281,063 and $48,038,869, respectively. As of October 31, 2025, the Target Fund had no unused capital loss carryforwards available for U.S. federal income tax purposes to be applied against capital gains.

To the extent the Acquiring Fund sells portfolio investments, shareholders of the Target Fund will receive a proportionate share of any taxable income and gains realized by the Acquiring Fund when such income and gains are eventually distributed by the Acquiring Fund. This may include any built-in gain in the portfolio investments of the Target Fund that was unrealized at the time such investments were transferred to the Acquiring Fund. As a result, shareholders of the Target Fund may receive a greater amount of taxable distributions than they would have had the Reorganization not occurred.

This description of the U.S. federal income tax consequences of the Reorganization is made without regard to the particular facts and circumstances of any shareholder. Shareholders are urged to consult their own tax advisors as to the specific consequences to them of the Reorganization, including the applicability and effect of state, local, non-U.S. and other tax laws.

Capitalization

The following table shows the capitalization of the Target Fund as of November 30, 2025 and the Acquiring Fund on a pro forma basis, assuming the proposed Reorganization had taken place as of November 30, 2025.

	Target Fund	Acquiring Fund	Pro Forma Adjustments	Acquiring Fund (Pro Forma)(1)
Net Assets	$64,225,569	$1,298,509,296	$—	$1,362,734,865
Shares Outstanding	2,143,281	48,973,196	—	51,395,888
Net Asset Value Per Share	$29.97	$26.51	—	$26.51

(1)	The pro forma balances are presented as if the Reorganization was effective as of November 30, 2025, and are presented for informational purposes only. The actual Closing Date of the Reorganization is expected to be on or about [●], 2026 or such later time agreed to by the parties at which time the results would be reflective of the actual composition of shareholders’ equity as of that date. All pro forma adjustments are directly attributable to the Reorganization.

Reasons for the Reorganization

Kovitz, after a review of product offerings, proposed that the Target Fund be reorganized into the Acquiring Fund. Kovitz and Focus Partners Wealth believe that the Reorganization would allow shareholders to continue to invest in a similar strategy in an ETF product with the benefits of the tax efficiencies of an ETF and lower expenses. In addition, Kovitz and the Advisor believe the Kovitz ETF has greater potential opportunities for growth and economies of scale as compared to the Fort Pitt Capital Fund, Kovitz and the Advisor believe that the ETF structure of the Acquiring Fund may provide benefits with respect to the management of capital gains distributions allowing for potentially greater tax efficiency, and because the exchange-listed ETF shares of the Acquiring Fund would allow for additional trading flexibility that would enable investors to purchase or sell shares of the Acquiring Fund throughout the trading day based on market prices. While the tax treatment of ETFs and mutual funds is the same, the mechanics of the creation and redemption process for ETFs allows ETFs to acquire securities in-kind and redeem securities in-kind and thereby often minimize the realization of capital gains by the ETFs as the result of portfolio transactions. Capital gains distributions, if any, made by an ETF typically are relatively small and shareholders in an ETF are largely only subject to capital gains on their investment in the ETF after the shareholders sell their ETF shares. In contrast, when portfolio securities are sold within a mutual fund (either to rebalance the mutual fund’s holdings or to raise cash for redemptions), the sale can create capital gains within the mutual fund that impact all taxable shareholders of the mutual fund.

The Kovitz ETF also previously was advised by Kovitz and is currently advised by Focus Partners Wealth following the Transaction. In addition, the unitary management fee of the Acquiring Fund, although higher than the Target Fund’s management fee, is a fee structure that is lower than the net total operating expenses of the Target Fund. Unlike the Target Fund, the Acquiring Fund’s unitary management fee structure is also not subject to periodic renewal of an expense limitation agreement.

The Board of the Target Fund considered the Reorganization at meetings held on September 23-24, 2025, and December 9-10, 2025 (the “December 2025 Meeting”), and unanimously approved the Reorganization at the December 2025 Meeting. In considering the Reorganization and the Plan, the Board requested and received detailed information from the representatives of Kovitz and Focus Partners Wealth regarding the Reorganization, including: (1) the terms of the Reorganization; (2) the investment objectives, investment strategies, and investment policies of the Target Fund and the Acquiring Fund; (3) comparative data analyzing the fees and expenses of the Funds; (4) the proposed plans for ongoing management, distribution, and operation of the Acquiring Fund; (5) the management, financial position, and business of Focus Partners Wealth and its affiliates; and (6) the impact of the Reorganization on the Target Fund and its shareholders. Prior to the approval at the December 2025 Meeting, the Board reviewed the information provided to the Board regarding the Reorganization, including written and oral presentations from Kovitz and Focus Partners Wealth. In its review of the Reorganization, the Board, comprised solely of Independent Trustees, were assisted by independent legal counsel. The Board also met in executive sessions separately with their independent legal counsel with no representatives of management present, prior to and at the meeting at which the Reorganization was approved.

With respect to the information listed above, the Board of the Target Fund considered that, among other information: (1) the Reorganization was designed to be a tax-free reorganization for U.S. federal income tax purposes and the shares of the Acquiring Fund that would be received by the shareholders of the Target Fund in the exchange would have an aggregate net asset value equal to the net asset value of the shares of the Target Fund held by such shareholders immediately prior to the Reorganization, with cash being received in lieu of fractional shares; (2) the investment objectives, strategies and policies of the Target Fund and the Acquiring Fund are similar; (3) the shareholders of the Target Fund will experience lower overall expenses (0.99% unitary fee in the Acquiring Fund versus 1.18% total operating expenses and 1.00% net operating expenses under the Target Fund’s expense limitation agreement) following the Reorganization; (4) the ETF structure of the Acquiring Fund will benefit tax conscious shareholders; and (5) Focus Partners Wealth is the advisor of both the Target Fund and Acquiring Fund.

In approving the Reorganization, the Board of the Target Fund, comprised solely of the Independent Trustees, determined that (i) participation in the Reorganization is in the best interest of the Target Fund’s shareholders, and (ii) the interests of the Target Fund’s shareholders will not be diluted as a result of the Reorganization.

In making these determinations, the Board of the Target Fund, comprised solely of the Independent Trustees, considered a number of factors, including the potential benefits and costs of the Reorganization to the shareholders of the Target Fund. These considerations included the following:

●	The ETF structure of the Acquiring Fund may provide greater tax efficiency with respect to the management of capital gains distributions;

●	The same investment adviser that currently manages the Target Fund is expected to manage the Acquiring Fund following the closing of the Reorganization;

●	The unitary management fee of the Acquiring Fund, although higher than the Target Fund’s management fee, is a fee structure that is lower than the net total operating expenses of the Target Fund. The Acquiring Fund pays a “unitary” management fee in the amount of 0.99% of the Fund’s average daily net assets and pays most of the ordinary operating expenses of the Fund (subject to certain exceptions). The Target Fund is subject to a management fee of 0.76% but bears all other fund expenses, subject to an expense cap equal to 1.00% of the Target Fund’s average daily net assets. Therefore, the shareholders of the Target Fund will experience lower overall expenses (0.99% unitary fee in the Acquiring Fund versus 1.18% total operating expenses and 1.00% net operating expenses under the Target Fund’s fee structure) following the Reorganization. Unlike the Target Fund, the Acquiring Fund’s unitary management fee structure is also not subject to periodic renewal of an expense limitation agreement;

●	Kovitz does not anticipate that the Reorganization will result in any decline in services from the level that historically has been provided to the Target Fund;

●	The investment objectives, investment strategies and investment policies of the Target Fund and the Acquiring Fund are similar;

●	The current asset size of the Target Fund and its prospects for growth, and Kovitz's view that the Kovitz ETF has greater potential opportunities for growth and economies of scale as compared to the Target Fund;

●	The historical performance of the Target Fund and of the Acquiring Fund;

●	The Advisor will pay the costs of the Reorganization and not the Target Fund or the Acquiring Fund (except for portfolio transaction costs related to the Reorganization);

●	Although shareholders of the Target Fund must have a brokerage account that is permitted to hold ETF shares in order to receive shares of the Acquiring Fund, the Acquiring Fund has engaged a stock transfer agent to hold Acquiring Fund shares for each Target Fund shareholder who does not have an appropriate brokerage account at the time of the Reorganization (for a period of up to one year from the date of the Reorganization), so that such shareholders can establish brokerage accounts (except with respect to fund shareholders who hold Target Fund shares through a fund direct IRA, for whom the arrangement with a stock transfer agent is not feasible and the Target Fund shares will be liquidated if they do not take action to move their Target Fund shares to a brokerage account prior to the effective time of the Reorganization and such liquidation will result in a taxable distribution from the IRA to the IRA account holder unless the distribution is a qualified distribution from a Roth IRA or qualifies as an eligible rollover distribution);

●	Because ETF shares trade at market prices rather than at NAV, shares of an ETF may trade at a premium or discount to the ETF’s NAV;

●	The qualifications and experience of the Acquiring Fund’s service providers and that Kovitz represented that there will be no anticipated decline in services to Target Fund shareholders as a result of the Reorganization;

●	The Reorganization is intended to be tax-free for U.S. federal income tax purposes for shareholders of the Target Fund who receive shares of the Acquiring Fund, except with respect to cash received in lieu of fractional shares of the Acquiring Fund;

●	Any potential conflicts of interest related to the Reorganization, if any, including as a result of any direct or indirect benefits to Kovitz or Focus Partners Wealth;

●	That there are expected to be no material differences between the respective valuation policies and procedures for purposes of valuing the assets of the respective Fund;

●	The Acquiring Fund does not issue fractional shares, and, as a result, shareholders will receive cash in lieu of fractional shares of the Acquiring Fund, resulting in a cash payment that may be taxable to such shareholders for U.S. federal income tax purposes; and

●	The alternatives available for shareholders of the Target Fund, including the ability to redeem their shares of the Target Fund prior to the Reorganization.

These determinations were made on the basis of each Trustee’s business judgment after consideration of all of the factors taken as a whole, though individual Trustees may have placed different weight on various factors and assigned different degrees of materiality to various conclusions. After consideration of these and other factors it deemed appropriate, the Board, comprised solely of Board members who are not “interested persons” of the Target Trust or of the Acquiring Trust or of the Acquiring Fund, as defined in the 1940 Act, unanimously approved the Reorganization of the Target Fund, subject to approval by shareholders of the Target Fund. The Board of the Acquiring Trust, including a majority of Trustees who are not “interested persons” of the Acquiring Trust as defined under the 1940 Act, also unanimously approved the Reorganization and determined that the Reorganization was in the best interests of the Acquiring Fund.

The Board of the Target Trust unanimously recommends that shareholders of the Target Fund vote FOR the proposals.

As noted below under “Quorum and Methods of Tabulation,” there must be a quorum present in order to transact business at the Special Meeting. For the Target Fund, approval of the Reorganization requires the affirmative vote of a “majority of the outstanding voting securities” of the Target Fund, which for this purpose means the affirmative vote of the lesser of (i) more than 50% of the outstanding voting securities of the Target Fund or (ii) 67% or more of the outstanding voting securities of the Target Fund present at the Special Meeting if more than 50% of the outstanding voting securities of the Target Fund are present at the Special Meeting in person or represented by proxy.

If the Reorganization is not approved for the Target Fund, the Board will consider what further action should be taken with respect to the Target Fund which may include continuing to operate the Target Fund as a mutual fund.

Additional Information About the Acquiring Fund

Information About Capital Structure

The Acquiring Fund is an open-end diversified series of Valued Advisers Trust (the “Acquiring Trust”). The operations of the Acquiring Trust are governed by its Declaration of Trust, Bylaws and Delaware law. The Acquiring Trust is a management investment company established under the laws of Delaware by an Agreement and Declaration of Trust dated June 13, 2008. The Acquiring Fund is one of a series of funds authorized by the Acquiring Trust’s Board of Trustees.

Following the Reorganization, shareholders of the Target Fund will receive shares of the Acquiring Fund equal in value to the shares of the Target Fund they hold immediately prior to the Reorganization, with cash being received in lieu of fractional shares. The Acquiring Fund shares will be credited to the Target Fund shareholder’s brokerage account and the shares of the Target Fund will be cancelled. If a shareholder does not have a brokerage account that can accommodate shares of an ETF at the time of the Reorganization, the Acquiring Fund shares that a shareholder receives in the Reorganization will be held by a stock transfer agent until the shareholder identifies a brokerage account into which the stock transfer agent can transfer the shares. Any Acquiring Fund shares held by the stock transfer agent on behalf of a shareholder will be treated as being held by such shareholder for all U.S. federal income tax purposes. If a shareholder’s Acquiring Fund shares are not transferred from the stock transfer agent into a brokerage account within a year of the date of the Reorganization, after one year, such shares of the Acquiring Fund held at the stock transfer agent will be converted to cash and the cash proceeds sent to the accountholder of record. The conversion of the Acquiring Fund shares to cash may be subject to fees and expenses and will be a taxable event for U.S. federal income tax purposes.

If a shareholder holds shares through a fund direct IRA and does not take action to transfer its Target Fund shares to a brokerage account prior to the Reorganization, the shareholder’s Target Fund shares will be liquidated at the effective time of the Reorganization and the shareholder will receive cash equal in value to the NAV of the shareholder’s Target Fund shares. Such liquidation will result in a taxable distribution from the IRA to the IRA account holder (unless the distribution is a qualified distribution from a Roth IRA or qualifies as an eligible rollover distribution) and in a loss of the tax-advantaged treatment of the account. In some cases, the IRA distribution may also be subject to a 10% early distribution tax. Shareholders who hold Target Fund shares through a fund direct IRA are urged to consult their own tax advisors as to the specific consequences to them of the Reorganization.

For More Information

You can find additional information about the Acquiring Fund in the following documents:

Annual and Semi-Annual Reports. While this Combined Proxy Statement/Prospectus describes the Acquiring Fund’s potential investments, the Annual Report details the Acquiring Fund’s actual investments as of the report date. The Annual Report will include a discussion by the Acquiring Fund’s management of recent market conditions, economic trends, and investment strategies that significantly affected Fund performance during the reporting period. Paper copies of the report are no longer sent by mail, unless you specifically request paper copies of the shareholder reports from the Fund or from your financial intermediary. You may elect to receive all future reports in paper, free of charge by contacting your financial intermediary or, if you hold your shares directly, by calling the Advisor toll-free at 866-796-1285.

Statement of Additional Information. The Acquiring Fund’s SAI, incorporated by reference into the Reorganization SAI, contains detailed information about the Fund and its investment restrictions, risks, policies, and operations, including the Acquiring Fund’s policies and procedures relating to the disclosure of portfolio holdings by the Fund’s affiliates.

How to Obtain Copies of Other Fund Documents. You can obtain free copies of the current SAI of each Fund, the Target Fund’s Annual and Semi-Annual Reports and the Acquiring Fund’s Annual and Semi-Annual Reports, and request other information about the Fund or make shareholder inquiries, in any of the following ways:

You can get free copies of the current Annual and Semi-Annual Reports of the Target Fund, as well as the SAI, by contacting the Advisor at 866-796-1285. You may also request other information about the Acquiring Fund and make shareholder inquiries. The Acquiring Fund’s SAI and Annual and Semi-Annual Reports are available on the Acquiring Fund’s website at www.kovitzetf.com. The requested documents will be sent within three business days of receipt of the request.

In addition, copies of the above-referenced documents relating to the Target Fund may be obtained at no charge on the Target Fund’s website at www.fortpittcapitalfunds.com or by calling 866-688-8775.

You may also obtain reports and other information about the Target Fund and the Acquiring Fund on the EDGAR database on the SEC’s website at www.sec.gov.

Proposal No. 2 – Approval of a New Investment Advisory Agreement

The Target Trust’s Board of Trustees unanimously recommends that shareholders of the Target Fund vote FOR the approval of the new investment advisory agreement between the Target Trust, on behalf of the Target Fund, and Focus Partners Wealth, LLC (“Focus Partners Wealth” or the “Advisor”).

At the Special Meeting, shareholders of the Target Fund will be asked to approve a new investment advisory agreement (the “New Advisory Agreement”) between the Target Trust, on behalf of the Target Fund, and Focus Partners Wealth. The New Advisory Agreement, which was approved by the Board at an in-person meeting on December 9-10, 2025 (the “December 2025 Meeting”), contains substantially similar terms with respect to the services to be provided by the Advisor and a fee structure that is identical to the fee structure under the prior investment advisory agreement (the “Kovitz Advisory Agreement”) between the Target Trust, on behalf of the Target Fund, and Kovitz Investment Group Partners, LLC (“Kovitz”). As discussed more fully below, approval of the New Advisory Agreement by shareholders is necessary because the

Kovitz Advisory Agreement terminated on January 1, 2026 in connection with an internal restructuring of Kovitz that resulted in the transfer of a substantial majority of its assets and liabilities to Focus Partners Wealth.

Background

On May 15, 2025, Focus Financial Partners Inc. (“Focus Inc.”), the managing member of Focus Financial Partners, LLC (“Focus”), which is the ultimate parent company of Kovitz, announced an internal restructuring of Kovitz (the “Transaction”) that resulted in the transfer of a substantial majority of Kovitz’s assets and liabilities on January 1, 2026 (the “Transaction Closing Date”) to the Advisor, another wholly-owned subsidiary of Focus. The Kovitz Advisory Agreement between the Target Trust, on behalf of the Target Fund, and Kovitz terminated as of the Transaction Closing Date.

Focus Partners Wealth is a full-service financial institution with 87 offices across the United States that offers high net worth individuals, institutions and financial professionals asset management and advisory strategies. As of November 30, 2025, Focus Partners Wealth managed and advised on approximately $140 billion in assets.

In connection with the Transaction, Focus Partners Wealth acquired and assumed a substantial majority of the assets and liabilities of Kovitz. As a result of the Transaction, the portfolio manager and investment team at Kovitz became employees of Focus Partners Wealth and are expected to continue to provide the same services to the Target Fund until the Reorganization (or for longer if the Reorganization does not occur). Focus Partners Wealth will continue to manage the Target Fund with the same investment objective, investment strategies and policies until the Reorganization (or for longer if the Reorganization does not occur). The Transaction will not result in any change in investment objective or principal investment strategy for the Target Fund, nor will it result in any change to the services (including the advisory services) provided to the Target Fund or to its fees and expenses. The Target Fund did not bear any of the costs relating to the Transaction.

As previously noted, the Kovitz Advisory Agreement terminated on the Transaction Closing Date concurrently with the Transaction. Prior to the closing of the Transaction, the Board, comprised solely of Trustees that are not “interested persons”, as defined under the Investment Company Act of 1940, as amended (the “1940 Act”) (“Independent Trustees”), voted at the December 2025 Meeting to approve, and to recommend that the Target Fund’s shareholders approve, the New Advisory Agreement. The Kovitz Advisory Agreement is dated and was last approved by shareholders on January 22, 2025. In anticipation of the closing of the Transaction, the Board approved the New Advisory Agreement for the Target Fund, subject to approval by the Target Fund’s shareholders.

Pending shareholder approval of the New Advisory Agreement, at the December 2025 Meeting, the Board also approved an interim advisory agreement (the “Interim Advisory Agreement”) between the Target Trust, on behalf of the Target Fund, and the Advisor pursuant to Rule 15a-4 under the 1940 Act. The effective date of the Interim Advisory Agreement is the Transaction Closing Date. The Interim Advisory Agreement was not required to be approved by the shareholders of the Target Fund and allows the Advisor to manage the Target Fund for up to 150 days after the effective date of the Interim Advisory Agreement. The Interim Advisory

Agreement will terminate upon the first to occur of the approval of the New Advisory Agreement by shareholders or 150 days after the Transaction Closing Date, unless sooner terminated by the Board or the Advisor or as a result of the Reorganization, if approved by shareholders.

The form of the New Advisory Agreement is attached hereto as Appendix C. The terms of the New Advisory Agreement are substantially similar to the terms of the Kovitz Advisory Agreement with respect to services to be provided by Focus Partners Wealth, and the New Advisory Agreement has a fee rate and structure identical to the Kovitz Advisory Agreement. The material terms of the New Advisory Agreement and the Kovitz Advisory Agreement are compared below in “Summary of the New Advisory Agreement and the Kovitz Advisory Agreement.”

Assuming the presence of a quorum, approval of the New Advisory Agreement requires the affirmative vote of a “majority of the outstanding voting securities” of the Target Fund, which for this purpose means the affirmative vote of the lesser of (i) more than 50% of the outstanding voting securities of the Target Fund or (ii) 67% or more of the outstanding voting securities of the Target Fund present at the Special Meeting if more than 50% of the outstanding voting securities of the Target Fund are present at the Special Meeting in person or represented by proxy.

Compensation to Kovitz

Under the Kovitz Advisory Agreement, Kovitz was entitled to receive an annual management fee equal to 0.76% of the Target Fund’s average daily net assets. During the fiscal year ended October 31, 2025, the Target Fund paid Kovitz $453,551 in advisory fees pursuant to the Kovitz Advisory Agreement.

Compensation to the Advisor

Under the New Advisory Agreement, the Advisor will be entitled to receive an annual management fee equal to 0.76% of the Target Fund’s average daily net assets. The advisory fee is identical to the advisory fee payable under the Kovitz Advisory Agreement.

Information About the Advisor

Focus Partners Wealth is a wholly-owned subsidiary of Focus and is registered with the SEC under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The Advisor’s principal business address is 190 Carondelet Plaza, Suite 600, St. Louis, Missouri 63105. As of November 30, 2025, Focus Partners Wealth managed and advised on approximately $140 billion in assets.

Summary of the New Advisory Agreement and the Kovitz Advisory Agreement

A copy of the New Advisory Agreement is attached to this Combined Proxy Statement/Prospectus as Appendix C. The following description is only a summary. You should refer to Appendix C for the complete terms of the New Advisory Agreement, and the description set forth in this Combined Proxy Statement/Prospectus of the New Advisory Agreement is

qualified in its entirety by reference to Appendix C. Under the New Advisory Agreement, the Advisor will provide investment advisory services to the Target Fund under the same fee schedule that the Target Fund was obligated to pay under the Kovitz Advisory Agreement (and under the Interim Advisory Agreement) and under other terms that are substantially similar to the Kovitz Advisory Agreement, except as otherwise noted below.

Advisory Services. Both the New Advisory Agreement and the Kovitz Advisory Agreement state that, subject to the supervision of the Board, the Target Fund’s advisor thereunder will manage the Target Fund in accordance with the Target Fund’s investment objectives, policies and limitations as stated in the Target Fund’s prospectus and statement of additional information. Both advisory agreements also provide that in performing its duties the advisor thereunder will, among other things: (i) comply with all applicable and relevant 1940 Act and Advisers Act, and all applicable and relevant rules and regulations thereunder, and all other applicable and relevant federal and state laws and regulations, and with any applicable procedures adopted by the Board; (ii) place orders pursuant to its investment determinations for the Target Fund in accordance with applicable policies and legal requirements; and (iii) provide the Target Trust with such information and reports as may be reasonably requested or required to assist the Target Trust with compliance with applicable laws and regulations.

Management Fees. The New Advisory Agreement and the Kovitz Advisory Agreement contain an identical fee rate and structure as described above.

Duration and Termination. The New Advisory Agreement will become effective at the time the Target Fund receives an affirmative vote of a majority of the outstanding voting securities of the Target Fund and will remain in effect for a period of two (2) years from the latter of the date of approval by (i) the Board (including the vote of a majority of the Independent Trustees), cast in person at a meeting called for the purpose of voting on such approval or, (ii) the vote of a majority of the outstanding voting securities of the Target Fund. Like the Kovitz Advisory Agreement, the New Advisory Agreement will continue in effect thereafter for additional periods not exceeding one (1) year so long as such continuation is approved for the Target Fund at least annually by (i) the Board (including the vote of a majority of the Independent Trustees) at a meeting called for the purpose of voting on such approval or, (ii) if conducted, the vote of a majority of the outstanding voting securities of the Target Fund. Both the New Advisory Agreement and the Kovitz Advisory Agreement may be terminated by the Target Trust on behalf of the Target Fund, or by vote of a majority of the outstanding voting securities of the Target Fund, at any time, with or without cause, and without payment of any penalty (including as a result of the Reorganization). In addition, both the New Advisory Agreement and the Kovitz Advisory Agreement will terminate automatically in the event of its “assignment,” as such term is defined in the 1940 Act. The New Advisory Agreement and the Kovitz Advisory Agreement may be terminated by the Advisor, with or without cause, and without payment of any penalty, upon sixty (60) days’ written notice to the Target Fund.

Limitation on Liability. The New Advisory Agreement contains provisions identical to the Kovitz Advisory Agreement related to liability, providing that the advisor thereunder will be liable for any acts or omissions caused by its willful misfeasance, bad faith, or gross negligence in the performance of its duties or by its reckless disregard of its obligations and duties.

Interim Advisory Agreement

Because the Special Meeting would not occur before the closing of the Transaction, the Board also approved the Interim Advisory Agreement that took effect upon the closing of the Transaction in order to avoid disruption of the Target Fund’s investment management program. The Interim Advisory Agreement was approved pursuant to Rule 15a-4 under the 1940 Act, which allows an advisor to provide investment management services pursuant to an interim advisory agreement for up to 150 days while a fund seeks shareholder approval of a new investment advisory agreement, subject to certain conditions. The terms of the Interim Advisory Agreement are substantially the same as those of the Kovitz Advisory Agreement, except for certain provisions that are required by law (including certain escrow provisions) and the date and term of the agreement. The fees to be charged under the Interim Advisory Agreement are identical to the fees charged under the Kovitz Advisory Agreement (and to be charged under the New Advisory Agreement), however, any fees accrued under the Interim Advisory Agreement will be held in escrow until shareholder approval of the New Advisory Agreement is obtained.

The Interim Advisory Agreement with the Advisor became effective upon the Transaction Closing Date. If the Reorganization does not occur and if the New Advisory Agreement for the Target Fund is also not approved within 150 days of the effective date of the Interim Advisory Agreement (i.e., the Transaction Closing Date), the Advisor will no longer provide advisory services to the Target Fund, unless an extension of the 150-day period is permitted by a rule or interpretive position of the staff of the SEC. The Board in such case will consider other alternatives and make such arrangements for the management of the Target Fund’s investments as it deems appropriate and in the best interests of the Target Fund.

The Interim Advisory Agreement will terminate upon approval of the New Advisory Agreement by shareholders.

Executive Officers and Directors of Kovitz and the Advisor

The following tables set forth information regarding the principal executive officer, directors and certain other officers of Kovitz and the New Advisor and its affiliates. None of the officers or Trustees of the Target Trust are affiliated with Kovitz or the New Advisor.

Information Regarding Officers and Directors of Kovitz[1]

Name and Address[2]	Principal Occupation(s)

Mitchell A. Kovitz	Founder and Chief Executive Officer; Co-Chief Investment Officer

Theodore J. Rupp	Co-President

Robert A. Contreras	Co-President, General Counsel

Joel D. Hirsh	Co-Chief Investment Officer

(1)	Information for Kovitz represents information immediately prior the closing of the Transaction.

(2)	Each individual’s address is c/o Kovitz Investment Partners Group, LLC, 71 South Wacker Drive, Suite 1860, Chicago, IL 60606.

Information Regarding Officers and Directors of the New Advisor

Name and Address[1]	Principal Occupation	Position with Trust

Justin Christopher Ferri	President	None

Adam Lawrence Birenbaum	Chief Executive Officer	None

John C. Stelley	Chief Compliance Officer	None

Gina Kulig Bradley	Chief Operating Officer	None

Dhruv Gupta	Chief Financial Officer	None

Brian William Katz	Chief Investment Officer	None

(1)	Each individual’s address is c/o Focus Partners Wealth, LLC, 190 Carondelet Plaza, Suite 600, St. Louis, Missouri 63105.

Affiliated Brokers. There were no commissions paid by the Target Fund to any affiliated brokers for the fiscal year ending October 31, 2025.

BOARD CONSIDERATIONS AND APPROVAL OF THE PROPOSALS

At a meeting held on December 9-10, 2025 (the “December 2025 Meeting”), the Board, including the Independent Trustees, considered the approval of the New Advisory Agreement. In connection with the Board’s consideration of the New Advisory Agreement, the Board received written materials in advance of the December 2025 Meeting, which included information regarding:

●	The Transaction: information about the structure and material terms and conditions of the Transaction, including the expected impact, if any, on the business conducted by Kovitz and Focus Partners Wealth.

●	Impact of the Transaction: information regarding any changes to personnel and/or other resources of Kovitz and Focus Partners Wealth as a result of the Transaction.

●	Impact of the Transaction on the Fund and its Shareholders: (i) information regarding any potential benefits to the Target Fund as a result of the Transaction; (ii) a representation that the Target Fund would not bear any expenses, directly or indirectly, in connection with the Transaction; (iii) confirmation that the Advisor intends to continue to manage the Target Fund in a manner consistent with its current investment objective and principal investment strategies until the Reorganization is completed; and (iv) the fact that the Advisor has represented that the Transaction relies on the safe harbor provided by Section 15(f) of the 1940 Act, therefore no “unfair burden” will be imposed upon the Fund as a result of the Transaction.

With respect to the New Advisory Agreement, the Board considered: (i) a representation that, after the closing of the Transaction, the Target Fund would continue to be managed and advised by the same investment team and the same portfolio manager was expected to continue to manage the Fund until the Reorganization is completed; (ii) information regarding the terms of the New Advisory Agreement, including that such terms are substantially similar to those of the Kovitz Advisory Agreement; (iii) information confirming that the fee rate payable under the New Advisory Agreement would be the same as compared to the rate under the Kovitz Advisory Agreement; (iv) assurances that the Transaction was not expected to cause any diminution with respect to the nature, extent and quality of any of the services formerly provided to the Fund by Kovitz as a result of the Transaction; and (v) that no other material changes to management or operations of Focus Partners Wealth were anticipated.

In addition to considering information furnished specifically to evaluate the impact of the Transaction on the Target Fund and its shareholders in connection with the New Advisory Agreement at the December 2025 Meeting, the Board took into account information furnished at prior meetings of the Board, including at a Board meeting held on September 24-25, 2025 (the “September 2025 Meeting”), that was relevant to its consideration of the New Advisory Agreement, including certain performance, advisory fee and other expense information and discussions with the Fund’s portfolio manager, as well as such additional information it deemed relevant and appropriate in its judgment.

In connection with its consideration of the New Advisory Agreement, the Board requested and reviewed responses from Focus Partners Wealth to a Section 15(c) request as well as other information and data provided, including the New Advisory Agreement, Focus Partners Wealth’s ADV Part 1A, brochures and brochure supplements; profitability information; comparative information about the Target Fund’s performance for periods ended September 30, 2025; advisory fees and expense ratios, including the advisory fees of any comparable accounts, if any; and other pertinent information. In addition, the Board considered such additional information as it deemed reasonably necessary, including information and data provided by Kovitz during the course of the year, to evaluate the New Advisory Agreement, with respect to the Fund.

At the December 2025 Meeting, the Board met with representatives of Kovitz (who would also continue to work with Focus Partners Wealth) who made a presentation to, and responded to questions from, the Board with respect to the Transaction and the New Advisory Agreement. The Board reviewed and discussed the Advisor’s Section 15(c) response and discussed various questions and information with representatives of the Advisor at the Meeting. The Board also considered the materials and presentations by representatives of Kovitz and the Advisor provided at the September 2025 Meeting concerning the Transaction and the transition to Focus Partners Wealth and the New Advisory Agreement. Throughout the process, the Board had numerous opportunities to ask questions of, and request additional materials from, the Advisor and Kovitz. The Board met in executive sessions with independent counsel at which no representatives of management were present to consider the approval of the New Advisory Agreement with respect to the Fund. The Board noted that the information received and considered by the Board was both written and oral.

In determining whether to approve the New Advisory Agreement, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to approve the New Advisory Agreement with respect to the Fund was based on a comprehensive consideration of all information provided to the Board with respect to the approval of the New Advisory Agreement. The Board was also furnished with an analysis of its fiduciary obligations in connection with its evaluation of the New Advisory Agreement and, throughout the evaluation process, the Board was assisted by independent counsel. A more detailed summary of important, but not necessarily all, factors the Board considered with respect to its approval of the New Advisory Agreement is provided below. The Board also considered other factors, including conditions and trends prevailing generally in the economy, the securities markets, and the industry. The Board’s conclusions may be based in part on its consideration of the Fund’s advisory arrangements at prior meetings and on the Board’s ongoing regular review of Fund performance and operations throughout the year.

Nature, Extent and Quality of Services. The Board considered information regarding the nature, extent and quality of services proposed to be provided to the Fund by the Advisor. The Board considered, among other things, the terms of the New Advisory Agreement and the range of services proposed to be performed by the Advisor. The Board noted that the services to be provided include but are not limited to, providing a continuous investment program for the Target Fund, adhering to the Target Fund’s investment restrictions, complying with the Target Trust’s policies and procedures, and voting proxies on behalf of the Fund. The Board also considered the Advisor’s reputation, organizational structure, resources and overall financial strength, including economic and other support provided by affiliates of the Advisor, as applicable.

In addition, the Board considered the Advisor’s professional personnel who will provide services to the Fund, including the Advisor’s ability and experience in attracting and retaining qualified personnel to service the For Pitt Capital Fund. The Board also considered the compliance program and compliance records and regulatory history of the Advisor. The Board noted the Advisor’s support of the Fund’s compliance control structure, including the resources that are to be devoted by the Advisor in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act and the efforts of the Advisor to address matters such as cybersecurity risks and to invest in business continuity planning. The Board also noted that it received and reviewed information from the Target Trust’s Chief Compliance Officer regarding the Target Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, which included evaluating the regulatory compliance systems of the Advisor and procedures reasonably designed to ensure compliance with the federal securities laws.

The Board also considered the nature and extent of significant risks assumed by the Advisor in connection with the services to be provided to the Target Fund, including entrepreneurial risk and ongoing risks, including investment, operational, enterprise, litigation, regulatory and compliance risks. The Board also noted increased regulatory risk which, among other things, can increase the Advisor’s cost of operations and introduce legal and administrative challenges with respect to management of the Target Fund.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services to be provided by the Advisor, taken as a whole, are appropriate and consistent with the terms of the New Advisory Agreement. In addition, the

Board concluded that the Target Fund was likely to benefit from services to be provided under the New Advisory Agreement.

Fund Performance. The Board reviewed the performance of the Fund for periods ended September 30, 2025, presented in the Board meeting materials. The Board also noted various data and materials provided to the Board at prior meetings by Kovitz concerning Fund performance, including a comparison of the investment performance of the Fund to its benchmark index, as well as comparative fee information provided by an independent provider of investment company data.

The Board received information at the Special Meeting, including the Advisor’s discussion of the Target Fund’s performance and took into account factors contributing to, the performance of the Target Fund relative to its benchmark and peers for the relevant period. The Board also took into account factors including general market conditions; the “style” in which the Target Fund is managed; issuer-specific information; and fund cash flows. The Board considered that the same portfolio manager would continue to be responsible for the day-to-day management of the Fund’s portfolio until the completion of the Reorganization.

Based on these considerations, it was the consensus of the Board that it was reasonable to conclude that the Advisor has the ability to manage the Target Fund successfully from a performance standpoint.

Advisory Fees and Expenses. The Board reviewed and considered the advisory fee rate of the Fund that is being paid to Kovitz and the Fund’s total net expense ratio. The Board considered that the advisory fee for the Fund would not change under the New Advisory Agreement with the Advisor.

The Board also took into account that Kovitz had contractually agreed to limit the annual expense ratio for the Fund to no more than 1.00%, excluding certain operating expenses and class-level expenses (the “Expense Cap”). The Board also noted that the Advisor would continue such Expense Cap for the Target Fund.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board concluded that the compensation to be paid to the Advisor under the New Advisory Agreement was reasonable.

Profitability. The Board received and considered information concerning Kovitz’s costs of managing the Fund and the Advisor’s estimated profitability, if any, with respect to its provision of services to the Fund. Based on its review, the Board determined that the potential profits that the Advisor may receive from services to be provided to the Fund, if any, were not excessive.

Economies of Scale. The Board considered the potential for the Advisor to experience economies of scale in the provision of advisory services to the Target Fund if the Fund grows. The Board also considered that the Advisor may share potential economies of scale from its advisory business in a variety of ways, including through services that benefit shareholders, competitive advisory fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders. In addition, the Board took into account management’s discussion of the Target Fund’s fee structure and current size, as well as its prospects for growth. The Board considered the profitability analysis provided by the Advisor and noted that while expenses of managing the Target Fund as a percentage of assets under management would be expected to decrease if the Fund’s assets continued to grow, at current asset levels, economies of scale have not yet been reached.

The Board concluded that the Advisor’s proposed fee arrangements with respect to the Target Fund, which were the same as under the Kovitz Advisory Agreement, constituted a reasonable approach to sharing potential economies of scale with the Target Fund and its shareholders.

“Fall-Out” Benefits. The Board received and considered information regarding potential “fall-out” or ancillary benefits that the Advisor may receive as a result of its relationship with the Target Fund. The Board noted that ancillary benefits could include, among others, benefits directly attributable to other relationships with the Target Fund and benefits potentially derived from an increase in the Advisor’s business as a result of its relationship with the Target Fund.

Based on its consideration of the factors and information it deemed relevant, including those described above, the Board did not find that any ancillary benefits that may be received by the Advisor are unreasonable.

Conclusion. At the Special Meeting, after considering the above-described material factors and based on its deliberations and its evaluation of the information described above, and assisted by the advice of independent counsel, the Board, including the Independent Trustees acting separately, concluded that the approval of the New Advisory Agreement with respect to the Target Fund was in the best interest of the Fund and its shareholders.

Section 15(f) of the 1940 Act

Kovitz and Focus Partners Wealth intend for the Transaction to come within the safe harbor provided by Section 15(f) of the 1940 Act, which permits an investment adviser of a registered investment company (or any affiliated persons of the investment adviser) to receive any amount or benefit in connection with a sale of an interest in the investment adviser that results in an assignment of an investment advisory contract, provided that the following two conditions are satisfied.

First, an “unfair burden” may not be imposed on the investment company as a result of the sale of the interest, or any express or implied terms, conditions or understandings applicable to the sale of the interest. The term “unfair burden,” as defined in the 1940 Act, includes any arrangement during the two-year period following the transaction whereby the investment adviser (or predecessor or successor advisor), or any “interested person” of the adviser (as defined in the 1940 Act), receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than ordinary fees for bona fide principal underwriting services). Kovitz has informed the Board that the Transaction relies on the safe harbor provided by Section 15(f) of the 1940 Act and therefore, no “unfair burden” will be imposed on the Target Fund as a result of the Transaction. In addition, the Advisor has committed that the Target Fund will not bear the burden of expenses relating to the Transaction, including the costs of this proxy solicitation.

Second, during the three-year period following the Transaction, at least 75% of the members of the investment company’s board of trustees cannot be “interested persons” (as defined in the 1940 Act) of the investment adviser (or predecessor adviser). At the present time, 75% of the Trustees are classified as Independent Trustees; i.e., not interested persons of the Target Trust. The Board has committed to ensuring that at least 75% of the Trustees would not be “interested persons” of the Advisor for a period of three years after the Transaction.

BASED ON ALL OF THE FOREGOING, THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS OF THE TARGET FUND VOTE “FOR” EACH OF THE PROPOSALS.

additional information

Voting

Shareholders of record of the Target Fund on December 10, 2025 (previously defined as the “Record Date”) are entitled to vote at the Special Meeting.

The record holders of the shares outstanding of the Target Fund are entitled to one vote per share (and a fractional vote per fractional share) on the matter presented at the Special Meeting. As of the close of business on the Record Date, 2,130,569.841 shares of the Target Fund were outstanding.

Quorum and Methods of Tabulation

In order to transact business at the Special Meeting, a quorum must be present. Under the Target Trust’s Declaration of Trust, as amended, a quorum is constituted by the presence in person or by proxy of one-third of the outstanding shares of the Target Fund entitled to vote at the Special Meeting. Accordingly, for purposes of the Special Meeting, a quorum will be constituted by the presence in person or by proxy of thirty-three and one-third percent (33 1/3%) of the shares present in person or represented by proxy and entitled to vote at the shareholders meeting. However, more than 50% of such shares must be represented at the Shareholder Meeting in order to satisfy the 1940 Act voting requirement. In the event that a quorum is not present at the Special Meeting or if a quorum is present at the Special Meeting but sufficient votes to approve the Reorganization or the New Advisory Agreement are not received, the persons named as proxies may propose one or more adjournments of the Special Meeting to a date within sixty (60) days from the date set for the original meeting to permit further solicitation of proxies with respect to the Reorganization and/or the New Advisory Agreement. Any such adjournments will require the affirmative vote of a majority of the shares represented at that meeting, either in person or by proxy. The persons named as proxies will vote those proxies that are entitled to vote FOR the Reorganization and/or the New Advisory Agreement in favor of such adjournment and will vote those proxies required to be voted AGAINST the Reorganization and/or the New Advisory Agreement against such adjournment. They will vote, in their discretion, shares represented by proxies that reflect abstentions. For purposes of determining the presence of a quorum for transacting business at the Special Meeting, abstentions will be treated as shares that are present and will have the effect of a “no” vote for purposes of obtaining the requisite approval for the Reorganization.

A broker non-vote occurs in connection with a shareholder meeting when the shareholders are asked to consider both “routine” and “non-routine” proposals. In such a case, if a broker-dealer votes on the “routine” proposal, but does not vote on the “non-routine” proposal because (a) the shares entitled to cast the vote are held by the broker-dealer in “street name” for the beneficial owner, (b) the broker-dealer lacks discretionary authority to vote the shares and (c) the broker-dealer has not received voting instructions from the beneficial owner, a broker non-vote is said to occur with respect to the “non-routine” proposal. It is the Target Fund’s understanding that because broker-dealers (in the absence of specific authorization from their customers) will not have discretionary authority to vote any shares held beneficially by their customers on the Reorganization, there will not be any “broker non-votes” at the Special Meeting.

Only the shareholders of record of the Target Fund at the close of business on the Record Date will be entitled to notice of, and to vote at, the Special Meeting or any adjournments thereof.

Shareholder Proxies

If you properly authorize your proxy by Internet or telephone, or by executing and returning the enclosed proxy card by mail, and your proxy is not subsequently revoked, your vote will be cast at the Special Meeting and at any postponement or adjournment thereof. If you give instructions, your vote will be cast in accordance with your instructions. If you return your signed proxy card without instructions, your vote will be cast in favor of the Reorganization of the Target Fund. Your votes will be cast in the discretion of the proxy holders on any other matter that may properly come before the Special Meeting, including, but not limited to, proposing the adjournment of the Special Meeting with respect to the Reorganization in the event that sufficient votes in favor of the Reorganization are not received. If you intend to vote in person at the Special Meeting, please call 866-796-1285 to obtain important information regarding your attendance at the Special Meeting, including directions.

Proxy Statement Delivery

“Householding” is the term used to describe the practice of delivering one copy of a document to a household of shareholders instead of delivering one copy of a document to each shareholder in the household. Certain shareholders of the Target Fund who share a common address and who have not opted out of the householding process may receive a single copy of the Combined Proxy Statement/Prospectus along with the proxy cards. If you received more than one copy of the Combined Proxy Statement/Prospectus, you may elect to household in the future if permitted by your financial intermediary. Contact the financial intermediary through which you purchased your shares to determine whether householding is an option for your account. If you received a single copy of the Combined Proxy Statement/Prospectus, you may opt out of householding in the future by contacting your financial intermediary.

Revoking Your Proxy

If you execute, date and submit a proxy card with respect to the Target Fund, you may revoke your proxy prior to the Special Meeting by providing written notice to the Target Fund’s proxy solicitor at 866-796-1285, or change your vote by submitting a subsequently executed and dated proxy card, by authorizing your proxy by Internet or telephone on a later date or by attending the Special Meeting and casting your vote in person. If you authorize your proxy by Internet or telephone, you may change your vote prior to the Special Meeting by authorizing a subsequent proxy by Internet or telephone or by completing, signing and returning a proxy card dated as of a date that is later than your last Internet or telephone proxy authorization or by attending the Special Meeting and casting your vote in person. Merely attending the Special Meeting without voting will not revoke your prior proxy.

Solicitation of Proxies

The Target Fund is asking for your vote and for you to vote as promptly as possible. The Proxies will be solicited primarily through the mailing of this Combined Proxy

Statement/Prospectus and its enclosures, but proxies also may be solicited through further mailings, telephone calls, personal interviews or e-mail by employees or agents of the Advisor. In addition, EQ Fund Solutions has been engaged to assist in the solicitation of proxies, at an estimated cost of $18,000, plus expenses.

Dissenters’ Right of Appraisal

Under applicable legal and regulatory requirements, none of the Target Fund’s shareholders will be entitled to exercise dissenters’ rights (i.e., to demand the fair value of their shares in connection with the Reorganization). Therefore, shareholders will be bound by the terms of the Plan. However, any shareholder of the Target Fund may redeem his/her/their shares prior to the Reorganization.

Shareholder Proposals

The Target Trust does not intend to hold meetings of shareholders except to the extent that such meetings may be required under the 1940 Act or state law. Shareholders who wish to submit proposals for inclusion in the proxy statement for a subsequent shareholder meeting should submit their written proposals to the Secretary of the Trust at Fort Pitt Total Capital Return Fund, c/o Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246 within a reasonable time before such meeting. The timely submission of a proposal does not guarantee its consideration at the meeting.

Other Business

The Target Fund does not know of any matters to be presented at the Special Meeting other than the Reorganization proposal and Investment Advisory Agreement proposal. If other business should properly come before the Special Meeting, the persons named as proxies will vote thereon in their discretion.

Adjournment

If the quorum required for the Special Meeting has not been met for the Target Fund, the persons named as proxies may propose adjournment of the Special Meeting and vote all shares that they are entitled to vote in favor of such adjournment. If the quorum required for the Special Meeting has been met, but sufficient votes in favor of the Reorganization are not received by the time scheduled for the Special Meeting, then the persons named as proxies may move for one or more adjournments of the Special Meeting to allow further solicitation of shareholders. The Special Meeting may be adjourned by a majority of the votes properly cast upon the question, whether or not a quorum is present, and the Special Meeting may be held as adjourned to a date within sixty (60) days from the date set for the original meeting to permit further solicitation of proxies with respect to the Reorganization.

Principal Shareholders

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of a fund. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a Fund or acknowledges the existence of control. A controlling shareholder could control the outcome of a proposal submitted to the shareholders for approval, including changes to a fund’s fundamental policies or the terms of a fund’s management agreement with its advisor.

As of December 31, 2025, the name, address and percentage of ownership of each person who owns of record or is known by either the Target Fund or the Acquiring Fund to own of record or beneficially 5% or more of outstanding equity securities of either the Target Fund or the Acquiring Fund is as follows:

Fund and Class	Name and Address of Record or Beneficial Owner	Number of Outstanding Shares Owned	Type of Ownership	Percentage of the Fund	Estimated Pro Forma of Combined Fund

Target Fund Common Shares
	Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	2,035,551.6490	Record	[82.03]%	[●]

	Morgan Stanley Smith Barney LLC 1 New York Plaza New York, NY 10004	146,459.3730	Record	[5.90]%	[●]

	National Financial Services, LLC 499 Washington Boulevard Jersey City, NJ 07310	130,933.8390	Record	[5.28]%	[●]

Acquiring Fund Common Shares
	[Pershing One Pershing Plaza Jersey City, NJ 07399]	[●]	Record	[●]	[●]

	[Charles Schwab & Co., Inc. 101 Montgomery St. San Francisco, CA 94104]	[●]	Record	[●]	[●]

	[Bank of New York 240 Greenwich St. New York, NY 10286]	[●]	Record	[●]	[●]

As of December 31, 2025, the Trustees and officers of the Target Fund, as a group, owned less than 1% of the total outstanding common shares of the Target Fund.

As of December 31, 2025, the Trustees and officers of the Acquiring Fund, as a group, owned less than 1% of the total outstanding common shares of the Acquiring Fund.

Appendix A

Financial Highlights

Target Fund

The following Financial Highlights table is intended to help a prospective investor understand the Target Fund’s financial performance for the periods shown. Past results are not indicative of future performance. Certain information of the Target Fund reflects financial results for a single common share of the Target Fund. The total returns in the table represent the rate an investor would have earned or lost on an investment in common shares of the Target Fund (assuming reinvestment of all dividends and distributions). On June 28, 2024, pursuant to a reorganization, the Target Fund acquired all of the assets, subject to the liabilities, of the Fort Pitt Capital Total Return Fund (the “Predecessor Fund”). Upon completion of the reorganization, the Target Fund assumed the performance, financial, and other historical information of the Predecessor Fund. Financial performance shown below prior to June 28, 2024, is that of the Predecessor Fund.

The financial highlights of the Target Fund are contained in the Annual Report to shareholders of the Target Fund for the fiscal year ended October 31, 2025, which have been audited by Cohen & Company, Ltd., the independent registered public accounting firm for the Target Fund. A copy of the Target Fund’s Annual Report may be obtained from www.sec.gov, on the Target Fund’s website www.fortpittcapitalfunds.com, or by calling toll-free at 866-688-8775.

(For a share outstanding during each period)

	For the Years Ended October 31,
	2025	2024	2023	2022	2021
Selected Per Share Data:
Net asset value, beginning of year	$29.82	$25.66	$26.81	$34.53	$25.06
Income from investment operations:
Net investment income	0.01	0.06	0.24	0.21	0.20
Net realized and unrealized gain/(loss) on investments	4.78	8.76	0.87	(5.59)	9.53
Total from investment operations	4.79	8.82	1.11	(5.38)	9.73
Less distributions to shareholders from:
Net investment income	(0.05)	(0.25)	(0.22)	(0.20)	(0.26)
Net realized gains	(4.94)	(4.41)	(2.04)	(2.14)	—
Total distributions	(4.99)	(4.66)	(2.26)	(2.34)	(0.26)
Redemption fees	—	—	—	—	— (a)
Net asset value, end of year	$29.62	$29.82	$25.66	$26.81	$34.53
Total Return(b)	19.14%	38.26%	4.07%	(16.87)%	39.00%
Ratios and Supplemental Data:
Net assets, end of year (000 omitted)	$64,540	$63,664	$57,727	$64,601	$87,011
Ratio of net expenses to average net assets:
Before fee waivers	1.25%	1.18%	1.17%	1.14%	1.15%
After fee waivers	1.00%	1.00%	1.00%	1.00%	1.04%
Ratio of net investment income to average net assets:
Before fee waivers	(0.23)%	0.03%	0.67%	0.53%	0.48%
After fee waivers	0.03%	0.21%	0.84%	0.67%	0.59%
Portfolio turnover rate	27%	14%	19%	14%	4%

(a)	Rounds to less than $0.01 per share.

(b)	Total returns would have been lower had expenses not been waived by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

A-1

Acquiring Fund

The following Financial Highlights table is intended to help a prospective investor understand the Acquiring Fund’s financial performance for the periods shown. Certain information of the Acquiring Fund reflects financial results for a single common share of the Acquiring Fund. The total returns in the table represent the rate an investor would have earned or lost on an investment in common shares of the Acquiring Fund (assuming reinvestment of all dividends).

The financial highlights of the Acquiring Fund are contained in the Annual Report to shareholders of the Acquiring Fund for the fiscal year ended October 31, 2025, which have been audited by Cohen & Company, Ltd., the independent registered public accounting firm for the Acquiring Fund. A copy of the Acquiring Fund’s Annual Report may be obtained from www.sec.gov, on the Acquiring Fund’s website at www.kovitzetf.com, or by calling toll-free at 866-796-1285.

(For a share outstanding during each year)

	For the Years Ended October 31,
	2025	2024	2023	2022	2021
Selected Per Share Data
Net asset value, beginning of year	$23.28	$17.46	$17.74	$26.41	$17.94
Investment operations:
Net investment income (loss)	0.02	0.08	0.06	(0.04)	(0.04)
Net realized and unrealized gain (loss) on investments	2.77	5.79	1.47	(4.44)	9.10
Total from investment operations	2.79	5.87	1.53	(4.48)	9.06
Less distributions to shareholders from:
Net investment income	(0.08)	(0.05)	(0.01)	—	— (a)
Net realized gains	—	—	(1.80)	(4.19)	(0.59)
Return of capital	(0.01)	—	—	—	—
Total distributions	(0.09)	(0.05)	(1.81)	(4.19)	(0.59)
Net asset value, end of year	$25.98	$23.28	$17.46	$17.74	$26.41
Market price, end of year	$26.00	$23.25	$17.48	$—	$—
Total Return(b)	11.96%	33.68%	9.47%	(20.01)%	51.56%

Ratios and Supplemental Data:
Net assets, end of year (000 omitted)	$1,274,360	$1,159,467	$832,169	$76,576	$99,367
Ratio of expenses to average net assets after expense waiver	0.99%	0.99%	0.99%	1.10%	1.10%
Ratio of expenses to average net assets before expense waiver	0.99%	0.99%	1.00%	1.30%	1.28%
Ratio of net investment income (loss) to average net assets after expense waiver	0.07%	0.39%	0.26%	(0.18)%	(0.17)%
Portfolio turnover rate(c)	36%	25%	20%	26%	20%

(a)	Rounds to less than $0.005 per share.

(b)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of the period. Distributions are assumed, for the purpose of this calculation, to be reinvested at the ex-dividend date net asset value per share on their respective payment dates.

(c)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

A-2

Appendix B

Form of Agreement and Plan of Reorganization

THIS AGREEMENT AND PLAN OF REORGANIZATION (this “Agreement”) is made as of this [•] day of February, 2026 by Valued Advisers Trust, a Delaware statutory trust (in such capacity, the “Acquiring Trust”), on behalf of Kovitz Core Equity ETF, a series of the Acquiring Trust (the “Acquiring Fund”), Exchange Place Advisors Trust (formerly known as “North Square Investments Trust”), a Delaware statutory trust (in such capacity, a “Target Trust”), on behalf of Fort Pitt Capital Total Return Fund, a series of the Target Trust (a “Target Fund”), and Focus Wealth Partners, LLC (for purposes of Section 9.1 of this Agreement only), the investment adviser to the Acquiring Fund and the Target Fund (the “Adviser”). The Acquiring Trust and the Target Trust may be referred to herein each as a “Trust” and, collectively, as the “Trusts.” The Acquiring Fund and the Target Fund may be referred to herein each as a “Fund” and, collectively, as the “Funds.”

This Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations promulgated thereunder. The reorganization of the Target Fund into the Acquiring Fund will consist of: (i) the transfer of substantially all the assets of the Target Fund to the Acquiring Fund in exchange solely for newly issued shares of beneficial interest, with no par value, of the Acquiring Fund (the “Acquiring Fund Shares”), cash in lieu of fractional Acquiring Fund Shares, and the assumption by the Acquiring Fund of all of the liabilities of the Target Fund; and (ii) the complete liquidation of the Target Fund by the distribution of (a) all of the Acquiring Fund Shares, and cash in lieu of fractional Acquiring Fund Shares, to the shareholders of the Target Fund other than shareholders of the Target Fund who hold their Target Fund shares through a fund direct individual retirement account (“Direct IRA Shareholders”) and (b) cash to Direct IRA Shareholders, and the termination of the Target Fund thereafter as provided herein, all upon the terms and conditions set forth in this Agreement (each, a “Reorganization” and together, the “Reorganization”).

WHEREAS, the Acquiring Fund is a separate series of the Acquiring Trust, the Target Fund is a separate series of the Target Trust, and each Trust is an open-end, management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Target Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, the Acquiring Fund is authorized to issue the Acquiring Fund Shares; and

WHEREAS, the Board of Trustees of the Acquiring Trust (the “Acquiring Trust Board”) has determined that the Reorganization is in the best interests of the Acquiring Fund and that the interests of the shareholders of the Acquiring Fund at the time of the Reorganization will not be diluted as a result of the Reorganization, and the Board of Trustees of the Target Trust (the “Target Trust Board”) has determined that the Reorganization is in the best interests of the Target Fund and that the interests of the existing shareholders of the Target Fund will not be diluted as a result of the Reorganization.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

Article I

TRANSFER OF ASSETS OF The Target FUND IN EXCHANGE FOR ACQUIRING FUND SHARES and the assumption of the Liabilities OF THE TARGET FUND AND TERMINATION AND LIQUIDATION OF The Target FUND

1.1               THE EXCHANGE. Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Target Fund agrees to transfer substantially all of its assets, as set forth in Section 1.2, to the Acquiring Fund. In consideration therefor, the Acquiring Fund agrees to: (i) issue and deliver to the Target Fund the number of full Acquiring Fund Shares, plus cash in lieu of fractional shares, if any, computed in the manner set forth in Section 2.3; and (ii) assume all of the liabilities of the Target Fund, if any, as set forth in Section 1.3. All Acquiring Fund Shares to be issued to the Target Fund shall be issued at net asset value without a sales load, commission or other similar fee being imposed. Such transactions shall take place at the closing provided for in Section 3.1 (the “Closing”).

1.2               ASSETS TO BE TRANSFERRED. The Target Fund shall transfer all of its assets to the Acquiring Fund, including, without limitation, cash, securities, commodities, interests in futures, dividends or interest receivables owned by the Target Fund and any deferred or prepaid expenses shown as an asset on the books of the Target Fund as of the Closing, except that the Target Fund shall retain cash in an amount equal to the aggregate net asset value of the shares of the Target Fund held by Direct IRA Shareholders of the Target Fund computed consistent with the methodology set forth in Section 2.1; provided, however, in no event shall the Target Fund transfer less than 90% of its net assets or less than 70% of its gross assets to the Acquiring Fund determined as of the Effective Time.

The Target Fund will, within a reasonable period of time before the Closing Date (as defined in Section 3.1), furnish the Acquiring Fund with a list of the Target Fund’s portfolio securities and other investments. The Acquiring Fund will, within a reasonable period of time before the Closing Date, identify the securities, if any, on the Target Fund’s list referred to in the foregoing sentence that do not conform to the Acquiring Fund’s investment objective, policies, or restrictions, as set forth in the Acquiring Fund’s Prospectus and Statement of Additional Information, and will notify the Target Fund accordingly. The Target Fund, if requested by the Acquiring Fund, will dispose of such non-conforming securities identified by the Acquiring Fund before the Closing Date. In addition, if it is determined that the portfolios of the Target Fund and the Acquiring Fund, when aggregated, would contain investments exceeding certain percentage limitations applicable to the Acquiring Fund with respect to such investments, the Target Fund, if requested by the Acquiring Fund, will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date. Notwithstanding the foregoing, nothing herein will require the Target Fund to dispose of any investments or securities if, in the reasonable judgment of the Target Trust Board or the Adviser, such disposition would adversely affect the status of its Reorganization as a “reorganization,” as such term is used in Section 368(a) of the Code or would otherwise not be in the best interests of the Target Fund.

1.3               LIABILITIES TO BE ASSUMED. The Target Fund will endeavor to discharge all of its known liabilities and obligations to the extent possible before the Closing Date. Notwithstanding the foregoing, the liabilities not so discharged shall be assumed by the Acquiring Fund, which assumed liabilities shall include all of the Target Fund’s liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, known or unknown, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Closing, and whether or not specifically referred to in this Agreement.

1.4               LIQUIDATING DISTRIBUTION. As of the Effective Time (as defined in Section 3.1), the Target Fund will distribute in complete liquidation of the Target Fund (i) the Acquiring Fund Shares, plus cash in lieu of fractional Acquiring Fund Shares, if any, received by the Target Fund pursuant to Section 1.1 to its shareholders of record other than Direct IRA Shareholders of the Target Fund, determined as of the time of such distribution (each a “Target Fund Shareholder” and, collectively, the “Target Fund Shareholders”) and (ii) the cash retained by the Target Fund pursuant to Section 1.2 to its Direct IRA Shareholders determined as of the time of such distribution. All of the issued and outstanding shares of the Target Fund simultaneously will be canceled on the books of the Target Fund. The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such transfers.

1.5               OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent. Acquiring Fund Shares will be issued to the Target Fund, in an amount computed in the manner set forth in Section 2.3, to be distributed to the Target Fund Shareholders.

1.6               TRANSFER TAXES. Any transfer taxes payable upon the issuance of Acquiring Fund Shares in a name other than the registered holder of the Target Fund’s shares on the books of the Target Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.7               LIQUIDATION AND TERMINATION. The Target Fund shall completely liquidate and be dissolved, terminated and have its affairs wound up in accordance with the Target Trust’s governing documents and the laws of the State of Delaware promptly following the Closing and the making of all distributions pursuant to Section 8.5, but in no event later than 12 months following the Closing Date.

1.8               REPORTING. Any reporting responsibility of the Target Fund including, without limitation, the responsibility for filing of regulatory reports, tax returns or other documents with the Securities and Exchange Commission (the “Commission”) or other regulatory authority, any state securities commission and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Target Fund.

1.9               BOOKS AND RECORDS. All books and records of the Target Fund, including all books and records required to be maintained under the 1940 Act, and the rules and regulations thereunder, shall be available to the Acquiring Fund from and after the Closing and shall be turned over to the Acquiring Fund as soon as practicable following the Closing.

Article II

VALUATION

2.1               VALUATION OF TARGET FUND ASSETS. The value of the net assets of the Target Fund transferred to the Acquiring Fund will be the value of such assets, less the Target Fund’s liabilities assumed by the Acquiring Fund, computed as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the Closing Date (such time and date being hereinafter called the “Valuation Time”), using the valuation procedures set forth in the Acquiring Fund’s Prospectus and Statement of Additional Information (in effect as of the Closing Date) or such other valuation procedures as shall be mutually agreed upon by the parties.

2.2               VALUATION OF ACQUIRING FUND SHARES. The net asset value per share for the Acquiring Fund Shares shall be the net asset value per share computed as of the Valuation Time, using the valuation procedures set forth in Section 2.1.

2.3               SHARES TO BE ISSUED. The number of Acquiring Fund Shares to be issued in exchange for the Target Fund’s net assets as described in Article I shall be determined by dividing the value of such assets (net of the liabilities) transferred to the Acquiring Fund, determined in accordance with Section 2.1, by the net asset value of an Acquiring Fund Share, determined in accordance with Section 2.2. For the avoidance of doubt, however, the number of Acquiring Fund Shares to be issued by the Acquiring Fund to the Target Fund shall be equal to the number of whole Acquiring Fund Shares that the Target Fund Shareholders are entitled to receive in the liquidating distribution pursuant to Section 1.4. The Acquiring Fund will not issue any fractional Acquiring Fund Shares to the Target Fund and in lieu thereof shall issue to the Target Fund cash in an amount equal to the aggregate amount of fractional share interests to which Target Fund Shareholders would otherwise be entitled multiplied by the net asset value of one Acquiring Fund Share determined pursuant to Section 2.2.

2.4               EFFECT OF SUSPENSION IN TRADING. In the event that on the Closing Date, either: (a) the NYSE or another exchange on which the portfolio securities of the Acquiring Fund or the Target Fund are purchased or sold shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Target Fund is impracticable, the Closing Date shall be postponed until the first business day when trading is fully resumed and/or reporting is restored or such later time as the parties may agree pursuant to Section 3.1.

2.5               COMPUTATIONS OF NET ASSETS. All computations of net asset value in this Article II shall be made by or under the direction of the Acquiring Fund’s custodian in accordance with its regular practice in such capacity. The parties shall cooperate to resolve any material differences between the valuation policies of the Target Fund and Acquiring Fund.

Article III

CLOSING AND CLOSING DATE

3.1               CLOSING DATE. The Closing shall occur on [•], 2026 or such other date as the parties may agree (the “Closing Date”). Unless otherwise provided, all acts taking place at the Closing shall be deemed to take place as of immediately after the Valuation Time on the Closing Date (the “Effective Time”). The Closing shall be held as of the close of business at the offices of Vedder Price P.C. in Chicago, Illinois, or at such other time and/or place as the parties may agree.

3.2               CUSTODIAN’S CERTIFICATE. The Target Fund shall cause its custodian to deliver to the Acquiring Fund at the Closing a certificate of an authorized officer stating that: (a) the Target Fund’s portfolio securities, cash, and any other assets shall have been delivered in proper form to the Acquiring Fund’s custodian on behalf of the Acquiring Fund on the Closing Date; and (b) all necessary taxes, including all applicable federal and state stock transfer stamps, if any, shall have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the Target Fund.

3.3               TRANSFER AGENT’S CERTIFICATE. The Target Fund shall cause its transfer agent to deliver to the Acquiring Fund at the Closing a certificate of an authorized officer stating that such transfer agent’s records contain the names and addresses of all of the shareholders of the

Target Fund, and the number and percentage ownership of outstanding shares owned by the shareholder as of the Closing. The Acquiring Fund shall issue and deliver, or cause its transfer agent to issue and deliver, to the Target Fund at the Closing a confirmation evidencing the Acquiring Fund Shares to be credited at the Closing to the Target Fund or provide evidence satisfactory to the Target Fund that such Acquiring Fund Shares have been credited to the Target Fund’s account on the books of the Acquiring Fund.

3.4               DELIVERY OF ADDITIONAL ITEMS. At the Closing, each party shall deliver to the other parties such bills of sale, checks, assignments, assumptions of liability, share certificates, opinions, receipts and other documents or instruments, if any, as such other parties or their counsel may reasonably request to effect the transactions contemplated by this Agreement.

Article IV

REPRESENTATIONS AND WARRANTIES

4.1               REPRESENTATIONS OF THE TARGET FUND. The Target Trust, on behalf of itself, represents and warrants as follows:

(a)                The Target Trust is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware.

(b)                The Target Fund is a separate series of the Target Trust duly authorized in accordance with the applicable provisions of the Target Trust’s Declaration of Trust.

(c)                The Target Trust is registered as an open-end management investment company under the 1940 Act, and such registration is in full force and effect.

(d)                The Target Fund is not, and the execution, delivery, and performance of this Agreement (subject to shareholder approval, if applicable, and compliance with the other provisions hereof) will not result, in violation of the Target Trust’s Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Target Fund is a party or by which it is bound.

(e)                Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, the Target Fund has no material contracts or other commitments that will be terminated with liability to it before the Closing.

(f)                 No litigation, administrative proceeding, or investigation of or before any court or governmental body presently is pending or to its knowledge threatened against the Target Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or the ability of the Target Fund to carry out the transactions contemplated by this Agreement. The Target Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(g)                The financial statements of the Target Fund as of the last day of and for its most recently completed fiscal year have been prepared in accordance with generally accepted accounting principles in the United States of America and have been audited by an independent registered public accounting firm, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Target Fund as of the last day of its most recently completed fiscal year and there are no known liabilities, contingent or otherwise, of the Target Fund as of such date that are not disclosed in such statements.

(h)                Since the date of the financial statements referred to in subsection (g) above, there have been no material adverse changes in the Target Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), and there are no known contingent liabilities of the Target Fund arising after such date. For the purposes of this subsection (h), a decline in the net asset value of the Target Fund shall not constitute a material adverse change.

(i)                 All federal, state, local, and other tax returns and reports of the Target Fund required by law to be filed by it (taking into account permitted extensions for filing) have been timely filed and are complete and correct in all material respects. All federal, state, local, and other taxes of the Target Fund required to be paid (whether or not shown on any such return or report) have been paid, or provision shall have been made for the payment thereof, and any such unpaid taxes, as of the date of the financial statements referred to above, are properly reflected thereon. To the best of the Target Fund’s knowledge, no tax authority is currently auditing or preparing to audit the Target Fund, and no assessment for taxes, interest, additions to tax or penalties has been asserted against the Target Fund.

(j)                 All of the issued and outstanding shares of the Target Fund are, and as of the Closing will be, duly and validly issued, fully paid and non-assessable by the Target Fund. All of the issued and outstanding shares of the Target Fund will, at the time of the Closing, be held by the persons and in the amounts set forth in the records of the Target Fund’s transfer agent as provided in Section 3.3. The Target Fund has no outstanding options, warrants, or other rights to subscribe for or purchase shares of the Target Fund, and no outstanding securities convertible into shares of the Target Fund.

(k)                At the Closing, the Target Fund will have good and marketable title to the Target Fund’s assets to be transferred to the Acquiring Fund pursuant to Section 1.2, and full right, power, and authority to sell, assign, transfer, and deliver such assets, and the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the Securities Act of 1933, as amended (the “1933 Act”), except those restrictions as to which the Acquiring Fund has received notice and necessary documentation at or prior to the Closing.

(l)                 The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Target Fund, including the determinations of the Target Trust Board required by Rule 17a-8(a) under the 1940 Act. This Agreement constitutes a valid and binding obligation of the Target Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(m)              The information to be furnished by the Target Fund for use in any “no-action” letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with the requirements of the federal securities laws and other laws and regulations.

(n)                From the effective date of the Registration Statement (as defined in Section 5.7) through the time of the meeting of the Target Fund shareholders, if applicable, and as of the Closing, any written information furnished by the Target Trust with respect to the Target

Fund for use in the Registration Statement, Shareholder Materials (as defined in Section 5.7) and any supplement or amendment thereto or to the documents included or incorporated by reference therein, or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(o)                No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Target Fund of the transactions contemplated herein, except such as have been or will be obtained.

(p)                For each taxable year of its operations, including the taxable year ending on the Closing Date, the Target Fund (i) has elected to qualify, and has qualified or will qualify (in the case of the taxable year ending on the Closing Date), as a “regulated investment company” under Subchapter M of the Code (a “RIC”); (ii) has been eligible to compute and has computed its federal income tax under Section 852 of the Code, and on or prior to the Closing Date will have declared and paid a distribution with respect to all of its investment company taxable income (determined without regard to the deduction for dividends paid), the excess of its interest income excludible from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code and its net capital gain (after reduction for any available capital loss carryforward and excluding any net capital gain on which the Target Fund paid tax under Section 852(b)(3)(A) of the Code) (as such terms are defined in the Code) that has accrued or will accrue on or prior to the Closing Date; and (iii) has been, and will be (in the case of the taxable year ending on the Closing Date), treated as a separate corporation for federal income tax purposes pursuant to Section 851(g) of the Code. The Target Fund has not taken any action, caused any action to be taken or caused any action to fail to be taken which action or failure could cause the Target Fund to fail to qualify as a RIC. Prior to the Closing, the Target Fund will have had no earnings and profits accumulated in any taxable year to which the provisions of Part I of Subchapter M of the Code did not apply to it.

4.2               REPRESENTATIONS OF THE ACQUIRING FUND. The Acquiring Trust, on behalf of itself and the Acquiring Fund, represents and warrants as follows:

(a)                The Acquiring Trust is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware.

(b)                The Acquiring Fund is a separate series of the Acquiring Trust duly authorized in accordance with the applicable provisions of the Acquiring Trust’s Declaration of Trust.

(c)                The Acquiring Trust is registered as an open-end management investment company under the 1940 Act, and such registration is in full force and effect.

(d)                The Acquiring Fund is not, and the execution, delivery and performance of this Agreement (subject to compliance with the provisions hereof) will not result, in violation of the Acquiring Trust’s Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.

(e)                No litigation, administrative proceeding or investigation of or before any court or governmental body presently is pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(f)                 The authorized capital of the Acquiring Fund consists of an unlimited number of common shares of beneficial interest, without par value.

(g)                The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, including the determinations of the Acquiring Trust Board required pursuant to Rule 17a-8(a) under the 1940 Act. This Agreement constitutes a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(h)                The Acquiring Fund Shares to be issued and delivered to the Target Fund for the account of Target Fund Shareholders pursuant to the terms of this Agreement will, at the Closing, have been duly authorized. When so issued and delivered, such Acquiring Fund Shares will be duly and validly issued shares of the Acquiring Fund and will be fully paid and non-assessable by the Acquiring Fund.

(i)                 The information to be furnished by the Acquiring Fund for use in any “no-action” letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with the requirements of the federal securities laws and other laws and regulations.

(j)                 From the effective date of the Registration Statement (as defined in Section 5.7) through the time of the meeting of the Target Fund shareholders, if applicable, and as of the Closing, any written information furnished by the Acquiring Trust with respect to the Acquiring Fund for use in the Registration Statement, Shareholder Materials (as defined in Section 5.7) and any supplement or amendment thereto or to the documents included or incorporated by reference therein, or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(k)                No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been or will be obtained.

(l)                 For each taxable year of its operations, the Acquiring Fund (i) has elected to qualify, and has qualified or will qualify for the tax treatment afforded RICs under the Code for its taxable year that includes the Closing Date, and intends to continue to qualify for such treatment for its subsequent taxable years, (ii) will be eligible to compute its federal income tax under Section 852 of the Code for the taxable year that includes the Closing Date, and will do so for the taxable year that includes the Closing Date, and (iii) will be treated as a separate corporation for federal income tax purposes pursuant to Section 851(g) of the Code for its taxable year that includes the Closing Date. The Acquiring Fund has not taken any action, caused any action to be taken or caused any action to fail to be taken which action or failure could cause the Acquiring Fund to fail to qualify as a RIC for its taxable year that includes the Closing Date. The Acquiring Fund has no earnings and profits accumulated in any taxable year to which the provisions of Part I of Subchapter M of the Code did not apply to it.

Article V

COVENANTS OF the FUNDs

5.1               OPERATION IN ORDINARY COURSE. Subject to Sections 1.2 and 8.5, the Target Fund will operate its respective business in the ordinary course from the date of this Agreement through the Closing, it being understood that such ordinary course of business will include customary dividends and distributions, any other distributions necessary or desirable to avoid federal income or excise taxes, and shareholder purchases and redemptions.

5.2               APPROVAL OF SHAREHOLDERS. If shareholder approval of the transactions contemplated hereby is required under the 1940 Act, by applicable state law, or the Target Trust’s Declaration of Trust and/or Bylaws, the Target Fund will call a meeting of its shareholders to be held prior to the Closing date to consider and act upon this Agreement and take all other reasonable action necessary to obtain the required shareholder approval of the transactions contemplated hereby.

5.3               INVESTMENT REPRESENTATION. The Target Fund covenants that the Acquiring Fund Shares to be issued pursuant to this Agreement are not being acquired for the purpose of making any distribution, other than in connection with the Target Fund’s Reorganization and in accordance with the terms of this Agreement.

5.4               ADDITIONAL INFORMATION. The Target Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Target Fund’s shares.

5.5               FURTHER ACTION. Subject to the provisions of this Agreement, each Fund will take or cause to be taken all actions, and do or cause to be done all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing.

5.6               STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within 60 days after the Closing Date, the Target Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund and which shall be certified by the Controller or Treasurer of the Target Trust, a statement of the earnings and profits of the Target Fund for federal income tax purposes, as well as any net operating loss carryovers and capital loss carryovers, that will be carried over to the Acquiring Fund pursuant to Section 381 of the Code.

5.7               PREPARATION OF REGISTRATION STATEMENT AND SHAREHOLDER MATERIALS. The Acquiring Trust will prepare and file with the Commission registration statements on Form N-14 relating to the Acquiring Fund Shares to be issued to the Target Fund for distribution to Target Fund Shareholders and related matters (the “Registration Statement”). The Registration Statement shall include a proxy statement or information statement, as applicable, of the Target Fund and a prospectus of the Acquiring Fund relating to the transactions contemplated by this Agreement. The Registration Statement shall be in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended, and the 1940 Act, as applicable. Each party will provide the other party with the materials and information necessary to prepare the Registration Statement, including the proxy statement and related materials (the “Shareholder Materials”), for inclusion therein, in connection with the meeting of the Target Fund’s shareholders to consider the approval of this Agreement and the transactions contemplated herein.

5.8               TAX STATUS OF REORGANIZATION. The intention of the parties is that the Reorganization will qualify as a “reorganization” within the meaning of Section 368(a) of the Code. No Fund shall take any action, or cause any action to be taken (including, without limitation, the filing of any tax return), that is inconsistent with such treatment or that results in the failure of the transactions to qualify as a “reorganization” within the meaning of Section 368(a) of the Code. At or prior to the Closing, the parties to this Agreement will take such action, or cause such action to be taken, as is reasonably necessary to enable counsel to render the tax opinion contemplated in Section 8.8.

Article VI

CONDITIONS PRECEDENT TO OBLIGATIONS of The Target FUND

The obligations of the Target Fund to consummate the transactions provided for herein shall be subject to the fulfillment or waiver of the following conditions:

6.1               All representations, covenants, and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing, with the same force and effect as if made on and as of the Closing. The Acquiring Fund shall have delivered to the Target Fund a certificate executed in its name by the Acquiring Trust’s President or any Vice President, in form and substance satisfactory to the Target Fund and dated as of the Closing Date, to such effect, and as to such other matters as the Target Fund shall reasonably request.

6.2               The Acquiring Fund shall have performed and complied in all material respects with all terms, conditions, covenants, obligations, agreements and restrictions required by this Agreement to be performed or complied with by it prior to or at the Closing.

Article VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF the ACQUIRING FUND

The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject to the fulfillment or waiver of the following conditions:

7.1               All representations, covenants, and warranties of the Target Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing, with the same force and effect as if made on and as of the Closing. The Target Fund shall have delivered to the Acquiring Fund a certificate executed in its name by the Target Trust’s President or any Vice President, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to such effect, and as to such other matters as the Acquiring Fund shall reasonably request.

7.2               The Target Fund shall have performed and complied in all material respects with all terms, conditions, covenants, obligations, agreements and restrictions required by this Agreement to be performed or complied with by it prior to or at the Closing.

7.3               The Target Fund shall have delivered to the Acquiring Fund a statement of the Target Fund’s assets and liabilities, together with a list of the Target Fund’s portfolio securities showing the tax basis of such securities by lot and the holding periods of such securities, as of the Closing, certified by the Controller or Treasurer of the Target Trust.

7.4               Prior to the Valuation Time, the Target Fund will have declared and paid the dividends contemplated by Section 8.5.

7.5               The Target Fund shall have delivered to the Acquiring Fund such records, agreements, certificates, instruments and such other documents as the Acquiring Fund shall reasonably request.

Article VIII

FURTHER CONDITIONS PRECEDENT

The obligations of the Funds to consummate the transactions under this Agreement are subject to the fulfillment or waiver of the following conditions:

8.1               If shareholder approval of the transactions contemplated hereby is required under the 1940 Act, by applicable state law, or the Target Trust’s Declaration of Trust and/or Bylaws, this Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Target Fund in accordance with applicable law and the provisions of the Target Trust’s Declaration of Trust and By-Laws. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Target Fund may waive the condition set forth in this Section 8.1.

8.2               As of the Closing, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act. Furthermore, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.3               All consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of state securities authorities, including any necessary “no-action” positions and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated herein shall have been obtained or made.

8.4               The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5               The Target Fund shall have declared and paid, prior to the Valuation Time, a dividend or dividends with respect to its shares in an amount to be determined by the Target Trust’s officers in accordance with the Target Fund’s past practice that, together with all other dividends paid by the Target Fund with respect to all taxable periods ending on or before the Closing Date, shall have the effect of distributing to its shareholders at least all of the Target Fund’s investment company taxable income for all taxable periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), if any, plus the excess of its interest income excludible from gross income under Section 103(a) of the Code, if any, over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods ending on or before the Closing Date and all of its net capital gains realized in all taxable periods ending on or before the Closing Date (after reduction for any available capital loss carryforward and excluding any net capital gain on which the Target Fund paid tax under Section 852(b)(3)(A) of the Code).

8.6               The Acquiring Fund shall have obtained shareholder approval of an investment advisory agreement with Focus Wealth Partners, LLC in connection with the change of control of Kovitz Investment Group Partners, LLC.

8.7               For the period beginning at the Closing Date and ending not less than six (6) years thereafter, the Target Entity shall arrange for the provision of liability coverage under the Target Trust’s current policy, through the designation of the Target Fund as a terminated fund under the current policy, to any former and/or current trustees and officers of the Target Trust as of the date of this Agreement, covering the actions of such trustees and officers of the Target Trust with respect to the Target Fund for the period(s) they served as such for a period of at least six (6) years.

8.8               The Target Fund shall have received an opinion from DLA Piper LLP (US), dated as of the Closing Date, substantially to the effect that:

(a)                The Acquiring Trust is a validly existing voluntary association with shares of beneficial interest commonly referred to as a “Delaware statutory trust,” and is existing under the laws of the State of Delaware.

(b)                The execution and delivery of this Agreement by the Acquiring Trust, on behalf of the Acquiring Fund, did not, and the issuance of Acquiring Fund Shares pursuant to this Agreement will not, violate the Acquiring Trust’s Declaration of Trust or By-Laws.

(c)                To the knowledge of such counsel, (i) the Acquiring Trust is registered with the Commission as an open-end management investment company under the 1940 Act, and such registration under the 1940 Act is in full force and effect and is not subject to any stop order; and (ii) all regulatory consents, authorizations, orders, approvals or filings required to be obtained or made by the Acquiring Fund under the federal laws of the United States of America or the laws of the State of Delaware for the issuance of Acquiring Fund Shares and all other transactions pursuant to this Agreement have been obtained or made.

8.9               The Acquiring Fund shall have received an opinion from Blank Rome, LLP, dated as of the Closing Date, substantially to the effect that:

(a)                The Target Trust is a validly existing voluntary association with shares of beneficial interest commonly referred to as a “Delaware statutory trust,” and is existing under the laws of the State of Delaware.

(b)                The execution and delivery of this Agreement by the Target Trust, on behalf of the Target Fund, did not, and the exchange of the Target Fund’s assets for Acquiring Fund Shares pursuant to this Agreement will not, violate the Target Trust’s Declaration of Trust or By-Laws.

(c)                To the knowledge of such counsel, (i) the Target Trust is registered with the Commission as an open-end management investment company under the 1940 Act, and such registration under the 1940 Act is in full force and effect and is not subject to any stop order; and (ii) all regulatory consents, authorizations, orders, approvals or filings required to be obtained or made by the Target Fund under the federal laws of the United States of America or the laws of the State of Delaware for the transfer of the Target Fund’s assets and liabilities in exchange for

Acquiring Fund Shares and all other transactions pursuant to this Agreement have been obtained or made.

8.10           The Funds shall have received an opinion of Vedder Price P.C., dated as of the Closing Date and addressed to the Acquiring Fund and the Target Fund, substantially to the effect that for federal income tax purposes:

(a)                The transfer by the Target Fund of substantially all its assets to the Acquiring Fund solely in exchange for Acquiring Fund Shares, plus cash in lieu of fractional Acquiring Fund Shares, and the assumption by the Acquiring Fund of all the liabilities of the Target Fund, immediately followed by the complete liquidation of the Target Fund by the distribution of (i) all the Acquiring Fund Shares, plus cash in lieu of fractional Acquiring Fund Shares, so received by the Target Fund to the Target Fund Shareholders of record and (ii) cash to the Direct IRA Shareholders of the Target Fund of record and the termination of the Target Fund promptly thereafter under applicable state law, will constitute a “reorganization” within the meaning of Section 368(a)(1) of the Code, and the Acquiring Fund and the Target Fund will each be a “party to a reorganization,” within the meaning of Section 368(b) of the Code, with respect to the Reorganization.

(b)                No gain or loss will be recognized by the Acquiring Fund upon the receipt of substantially all the Target Fund’s assets solely in exchange for Acquiring Fund Shares, plus cash in lieu of fractional Acquiring Fund Shares, and the assumption by the Acquiring Fund of all the liabilities of the Target Fund.

(c)                No gain or loss will be recognized by the Target Fund upon the transfer of substantially all its assets to the Acquiring Fund solely in exchange for Acquiring Fund Shares, plus cash in lieu of fractional Acquiring Fund Shares, and the assumption by the Acquiring Fund of all the liabilities of the Target Fund or upon the distribution (whether actual or constructive) of such Acquiring Fund Shares, plus cash in lieu of fractional Acquiring Fund Shares, to the Target Fund Shareholders and cash to the Direct IRA Shareholders solely in exchange for such shareholders’ shares of the Target Fund in complete liquidation of the Target Fund.

(d)                No gain or loss will be recognized by the Target Fund Shareholders upon the exchange, pursuant to the Reorganization, of all their shares of the Target Fund solely for Acquiring Fund Shares, except to the extent the Target Fund Shareholders receive cash in lieu of a fractional Acquiring Fund Share.

(e)                The aggregate basis of the Acquiring Fund Shares received by the Target Fund Shareholder pursuant to the Reorganization will be the same as the aggregate basis of the Target Fund shares exchanged therefor by such shareholder (reduced by the amount of any basis allocable to a fractional Acquiring Fund Share for which cash is received).

(f)                 The holding period of the Acquiring Fund Shares received by the Target Fund Shareholder in the Reorganization will include the period during which the shares of the Target Fund exchanged therefor were held by such shareholder, provided the Target Fund shares are held as capital assets at the effective time of the Reorganization.

(g)                The basis of the assets of the Target Fund received by the Acquiring Fund will be the same as the basis of such assets in the hands of the Target Fund immediately before the effective time of the Reorganization.

(h)                The holding period of the assets of the Target Fund received by the Acquiring Fund will include the period during which those assets were held by the Target Fund.

No opinion will be expressed as to (1) the effect of the Reorganization on the Target Fund, the Acquiring Fund or any Target Fund Shareholder with respect to any asset (including, without limitation, any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code) as to which any gain or loss is required to be recognized under federal income tax principles (a) at the end of a taxable year (or on the termination thereof) or (b) upon the transfer of such asset regardless of whether such transfer would otherwise be a non-taxable transaction under the Code, (2) the effect of the Reorganization on a Direct IRA Shareholder of the Target Fund, (3) the effect of the Reorganization on any direct or indirect shareholder of the Target Fund that is a corporation under the alternative minimum tax imposed under Section 55 of the Code, or (4) any other federal tax issues (except those set forth above) and all state, local or foreign tax issues of any kind.

Such opinion shall be based on customary assumptions and such representations as Vedder Price P.C. may reasonably request of the Trusts and the Funds, and each Trust and each Fund will cooperate to make and certify the accuracy of such representations. Notwithstanding anything herein to the contrary, no Fund may waive the conditions set forth in this Section 8.10.

Article IX

EXPENSES

9.1               The expenses incurred in connection with the Reorganization (“Reorganization Expenses”) will be borne by the Adviser. Reorganization Expenses include, without limitation: (a) expenses associated with the preparation and filing of the Registration Statement and other Shareholder Materials; (b) postage; (c) printing; (d) accounting fees; (e) legal fees incurred by each Fund; (f) proxy solicitation costs; and (g) other related administrative or operational costs. If the Reorganization is not approved or completed, the Adviser or an affiliate will bear the Reorganization Expenses. For the purposes of this Section 9.1, Reorganization Expenses do not include commissions or other transaction costs in connection with any repositioning of the portfolios of the Funds, and each Fund shall bear its own such costs.

9.2               Each party represents and warrants to the other parties that there is no person or entity entitled to receive any broker’s fees or similar fees or commission payments in connection with structuring the transactions provided for herein.

9.3               Notwithstanding the foregoing, Reorganization Expenses will in any event be paid by the party directly incurring such Reorganization Expenses if and to the extent that the payment by another party of such Reorganization Expenses would result in the disqualification of the Target Fund or the Acquiring Fund, as the case may be, as a RIC under the Code.

Article X

ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1           The parties agree that no party has made to any other party any representation, warranty, or covenant not set forth herein and that this Agreement constitutes the entire agreement among the parties.

10.2           The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant to or in connection with this Agreement will not survive the consummation of the transactions contemplated hereunder.

Article XI

TERMINATION

11.1           This Agreement may be terminated by the mutual agreement of the parties, and such termination may be effected by the President or any Vice President of each Trust without further action by the Target Trust Board or the Acquiring Trust Board. In addition, any Fund may at its option terminate the Agreement with respect to that Fund and the corresponding Target Fund or Acquiring Fund, as the case may be, at or before the Closing due to:

(a)                a breach by the non-terminating party of any representation, warranty, or agreement to be performed at or before the Closing, if not cured within 30 days of the breach and prior to the Closing;

(b)                a condition precedent to the obligations of the terminating party that has not been met or waived and it reasonably appears that it will not or cannot be met; or

(c)                a determination by the Target Trust Board or the Acquiring Trust Board that the consummation of the transactions contemplated herein is not in the best interests of its respective Fund involved in the Reorganization(s).

11.2           In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of the Trusts or the Funds. Notwithstanding any other provision of this Agreement to the contrary, the termination of this Agreement with respect to a Fund will have no effect on the obligation of that Fund to bear the portion of Reorganization expenses allocated to it as provided in Section 9.3.

Article XII

AMENDMENTS

12.1           This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the officers of each Trust subject to the prior review of each Fund’s counsel and the authorization of each Trust’s Board of Trustees; provided, however, that following any meeting of the shareholders of the Target Fund called by the Fund pursuant to Section 5.2 of this Agreement, no such amendment, modification or supplement may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the Target Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

Article XIII

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;
LIMITATION OF LIABILITY

13.1           The article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. The use of the terms “including” or “include” in this Agreement shall in all cases herein mean “including, without limitation” or “include, without limitation,” respectively.

13.2           This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. The execution and delivery of this Agreement may occur by facsimile or by email in portable document format (PDF) or by other means of electronic signature and electronic transmission, including DocuSign or other similar method, and originals or copies of signatures executed and delivered by such methods shall have the full force and effect of the original signatures.

13.3           This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

13.4           This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, and no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

13.5           Each Trust is a Delaware statutory trust organized in series of which its respective Fund constitutes one such series, and each Trust is executing this Agreement with respect to its respective Fund only. Pursuant to the Declaration of Trust of each Trust and Section 3804(a) of the Act, there is a limitation on liabilities of each series such that (a) the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to a Fund are enforceable against the assets of such Fund only, and not against the assets of a Trust generally or the assets of any other series thereof and (b) none of the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to a Trust generally or any other series thereof are enforceable against the assets of a Fund.

13.6           Notice is hereby given that this instrument is executed and delivered on behalf of each Trust’s trustees solely in their capacities as trustees, and not individually, and that each Trust’s obligations under this instrument are not binding on or enforceable against any of its trustees, officers, shareholders, or series other than its Fund, but are only binding on and enforceable against its property attributable to and held for the benefit of its Fund (“Fund’s Property”) and not its property attributable to and held for the benefit of any other series thereof. Each Trust, in asserting any rights or claims under this Agreement on its or its Fund’s behalf, shall look only to the other Fund’s Property in settlement of those rights or claims and not to the property of any other series of the other Trust or to those trustees, officers, or shareholders.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

VALUED ADVISERS TRUST, on its own behalf and on behalf of Kovitz Core Equity ETF By: Name: Title:

EXCHANGE PLACE ADVISORS TRUST, on its own behalf and on behalf of Fort Pitt Capital Total Return Fund By: Name: Title:

The undersigned is a party to this Agreement for the purposes of Section 9.1 only: FOCUS WEALTH PARTNERS, LLC By: Name: Title:

Appendix C

form of New Advisory Agreement

INVESTMENT ADVISORY AGREEMENT
with
Focus Partners Wealth, LLC

THIS INVESTMENT ADVISORY AGREEMENT is made as of the [   ] day of [   ], [   ], by and between Exchange Place Advisors Trust, a Delaware statutory trust (the “Trust”), on behalf of the series of the Trust indicated on Schedule A, which may be amended from time to time (each, the “Fund”), and the investment adviser of the Fund, Focus Partners Wealth, a Delaware limited liability company (the “Advisor”).

WITNESSETH:

WHEREAS, the Trust is an open-end management investment company, registered as such under the Investment Company Act of 1940, as amended (the “Investment Company Act”); and

WHEREAS, each Fund listed on Schedule A is a series of the Trust having separate assets and liabilities; and

WHEREAS, the Advisor is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and is engaged in the business of supplying investment advice as an independent contractor; and

WHEREAS, the Trust desires to retain the Advisor to render advice and services to the Fund pursuant to the terms and provisions of this Agreement, and the Advisor desires to furnish said advice and services;

NOW, THEREFORE, in consideration of the covenants and the mutual promises hereinafter set forth, the parties to this Agreement, intending to be legally bound hereby, mutually agree as follows:

1.            APPOINTMENT OF ADVISOR. The Trust hereby employs the Advisor and the Advisor hereby accepts such employment, to render investment advice and related services with respect to the assets of the Fund for the period and on the terms set forth in this Agreement, subject to the supervision and direction of the Trust’s Board of Trustees (the “Board of Trustees” or “Board”).

2.	DUTIES OF ADVISOR.

(a)       GENERAL DUTIES. The Advisor shall act as investment adviser to the Fund and shall supervise investments of the Fund on behalf of the Fund in accordance with the investment objectives, policies and restrictions of the Fund as set forth in the Fund’s and Trust’s governing documents, including, without limitation, the Trust’s Agreement and Declaration of Trust and By-Laws; the Fund’s prospectus, statement of additional information and undertakings; and such other limitations, policies and procedures as the Trustees may impose from time to time and provide in writing to the Advisor (collectively, the “Investment Policies”). In providing such services, the Advisor shall at all times adhere to the provisions and restrictions contained in the federal securities laws, applicable state securities laws, the Internal Revenue Code of 1986, the Uniform Commercial Code and other applicable law.

Without limiting the generality of the foregoing, the Advisor shall: (i) furnish the Fund with advice and recommendations with respect to the investment of the Fund’s assets and the purchase and sale of portfolio securities and other investments for the Fund, including the taking of such steps as may be necessary to implement such advice and recommendations (i.e., placing the orders); (ii) manage and oversee the investments of the Fund, subject to the ultimate supervision and direction of the Trust’s Board of Trustees; (iii) vote proxies for the Fund, and file beneficial ownership reports required by Section 13(d) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), for the Fund; (iv) maintain records relating to the advisory services provided by the Advisor hereunder required to be prepared and maintained by the Advisor or the Fund pursuant to applicable laws; (v) furnish reports, statements and other data on securities, economic conditions and other matters related to the investment of the Fund’s assets which the officers of the Trust may reasonably request; and (vi) render to the Trust’s Board of Trustees such periodic and special reports with respect to the Fund’s investment activities as the Board may reasonably request, including at least one in-person appearance annually before the Board of Trustees. It is understood and agreed that the Advisor shall have no obligation to initiate litigation on behalf of the Fund.

(b)       BROKERAGE. The Advisor shall be responsible for decisions to buy and sell securities for the Fund, for broker-dealer selection, and for negotiation of brokerage commission rates, provided that the Advisor shall not direct orders to an affiliated person of the Advisor without general prior authorization to use such affiliated broker or dealer from the Trust’s Board of Trustees. In selecting a broker-dealer to execute each particular transaction, the Advisor may take the following factors, among others, into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Fund on a continuing basis. The price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

Subject to such policies as the Board of Trustees of the Trust may determine and consistent with Section 28(e) of the 1934 Act, the Advisor shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund to pay a broker or dealer that provides (directly or indirectly) brokerage or research services to the Advisor an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Advisor determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Advisor’s overall responsibilities to clients for which it exercises investment discretion. Subject to the same policies and legal provisions, the Advisor is further authorized to allocate the orders placed by it on behalf of the Fund to such brokers or dealers who also provide research or statistical material, or other services, to the Trust, the Advisor, or any affiliate of either. Such allocation shall be in such amounts and proportions as the Advisor shall determine, and the

Advisor shall report on such allocations regularly to the Trust, indicating the broker-dealers to whom such allocations have been made and the basis therefor.

When the Advisor deems the purchase or sale of a security to be in the best interest of the Fund as well as of other clients, the Advisor, to the extent permitted by applicable laws and regulations, may aggregate orders of the Fund and of those other clients for the purchase or sale of the security. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Advisor in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

3.	REPRESENTATIONS OF THE ADVISOR.

(a)       The Advisor shall use its best judgment and efforts in rendering the advice and services to the Fund as contemplated by this Agreement.

(b)       The Advisor shall maintain all licenses and registrations necessary to perform its duties hereunder in good order.

(c)       The Advisor shall conduct its operations at all times in conformance with the Advisers Act, the Investment Company Act, and any other applicable state and/or self-regulatory organization regulations.

(d)       The Advisor shall maintain errors and omissions insurance in an amount at least equal to that disclosed to the Board of Trustees in connection with their approval of this Agreement.

4.            INDEPENDENT CONTRACTOR. The Advisor shall, for all purposes herein, be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized to do so, have no authority to act for or represent the Trust or the Fund in any way, or in any way be deemed an agent for the Trust or for the Fund. It is expressly understood and agreed that the services to be rendered by the Advisor to the Fund under the provisions of this Agreement are not to be deemed exclusive, and that the Advisor may give advice and take action with respect to other clients, including affiliates of the Advisor, that may be similar or different from that given to the Fund.

5.            ADVISOR’S PERSONNEL. The Advisor shall, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine to be necessary to the performance of its obligations under this Agreement. Without limiting the generality of the foregoing, the staff and personnel of the Advisor shall be deemed to include any compliance staff and personnel required by the Advisor and reasonably requested by the Board of Trustees.

6.	EXPENSES.

(a)       With respect to the operation of the Fund, the Advisor shall be responsible for (i) the Fund’s organizational expenses; (ii) providing the personnel, office space and equipment reasonably necessary to perform its obligations hereunder; (iii) the expenses of printing and distributing extra copies of the Fund’s prospectus, statement of additional information, and sales and advertising materials (but not the legal, auditing or accounting fees attendant thereto) to prospective investors (but not to existing shareholders) to the extent such expenses are not covered by any applicable plan adopted pursuant to Rule 12b-1 under the Investment Company Act (each, a “12b-1 Plan”); (iv) the costs of any special Board of Trustees meetings or shareholder meetings convened for the primary benefit of the Advisor and attendance at required annual Board meeting; (v) the costs associated with any supplements to the Fund’s registration statement created at the Advisor’s request; and (vi) any costs of liquidating or reorganizing the Fund (unless such cost is otherwise allocated by the Board of Trustees). If the Advisor has agreed to limit the operating expenses of the Fund, the Advisor also shall be responsible on a monthly basis for any operating expenses that exceed the agreed upon expense limit, subject to the terms of such agreement.

(b)       The Fund is responsible for and has assumed the obligation for payment of all of its expenses, other than as stated in Subparagraph 6(a) above, including but not limited to: fees and expenses incurred in connection with the issuance, registration and transfer of its shares; brokerage and commission expenses; all expenses of transfer, receipt, safekeeping, servicing and accounting for the cash, securities and other property of the Trust for the benefit of the Fund including all fees and expenses of its custodian, shareholder services agent and accounting services agent; interest charges on any borrowings; costs and expenses of pricing and calculating its daily net asset value and of maintaining its books of account required under the Investment Company Act; taxes, if any; a pro rata portion of expenditures in connection with meetings of the Fund’s shareholders and the Board of Trustees that are properly payable by the Fund; salaries and expenses of officers of the Trust, including without limitation the Trust’s Chief Compliance Officer, and fees and expenses of members of the Board of Trustees or members of any advisory board or committee who are not members of, affiliated with or interested persons of the Advisor; insurance premiums on property or personnel of the Fund which inure to its benefit, including liability and fidelity bond insurance; the cost of preparing and printing reports, proxy statements, prospectuses and statements of additional information of the Fund or other communications for distribution to existing shareholders which are covered by any 12b-1 Plan; legal, auditing and accounting fees; all or any portion of trade association dues or educational program expenses determined appropriate by the Board of Trustees; fees and expenses (including legal fees) of registering and maintaining registration of its shares for sale under applicable securities laws; all expenses of maintaining and servicing shareholder accounts, including all charges for transfer, shareholder recordkeeping, dividend disbursing, redemption, and other agents for the benefit of the Fund, if any; and all other charges and costs of its operation plus any extraordinary and non-recurring expenses, except as herein otherwise prescribed.

(c)       The Advisor may voluntarily or contractually absorb certain Fund expenses.

(d)       To the extent the Advisor incurs any costs by assuming expenses which are an obligation of the Fund as set forth herein, the Fund shall promptly reimburse the Advisor for such costs and expenses, except to the extent the Advisor has otherwise agreed to bear such expenses. To the extent the services for which the Fund is obligated to pay are performed by the

Advisor, the Advisor shall be entitled to recover from such Fund to the extent of the Advisor’s actual costs for providing such services. In determining the Advisor’s actual costs, the Advisor may take into account an allocated portion of the salaries and overhead of personnel performing such services.

(e)       To the extent that the Advisor pays fees in addition to any Fund distribution or servicing fees to financial intermediaries, including without limitation banks, broker-dealers, financial advisors, or pension administrators, for sub-administration, sub-transfer agency or any other shareholder servicing or distribution services associated with shareholders whose shares are held in omnibus or other group accounts, the Advisor shall report such payments regularly to the Trust on the amounts paid and the relevant financial institutions.

7.	INVESTMENT ADVISORY AND MANAGEMENT FEE.

(a)       The Fund shall pay to the Advisor, and the Advisor agrees to accept, as full compensation for all services furnished or provided to such Fund pursuant to this Agreement, an annual management fee at the rate set forth in Schedule A to this Agreement.

(b)       The management fee shall be accrued daily by the Fund and paid to the Advisor on the first business day of the succeeding month.

(c)       The initial fee under this Agreement shall be payable on the first business day of the first month following the effective date of this Agreement and shall be prorated as set forth below. If this Agreement is terminated prior to the end of any month, the fee to the Advisor shall be prorated for the portion of any month in which this Agreement is in effect which is not a complete month according to the proportion which the number of calendar days in the month during which the Agreement is in effect bears to the number of calendar days in the month, and shall be payable within ten (10) days after the date of termination.

(d)       The fee payable to the Advisor under this Agreement will be reduced to the extent of any receivable owed by the Advisor to the Fund and as required under any expense limitation applicable to a Fund.

(e)       The Advisor voluntarily may reduce any portion of the compensation or reimbursement of expenses due to it pursuant to this Agreement and may agree to make payments to limit the expenses which are the responsibility of the Fund under this Agreement. Any such reduction or payment shall be applicable only to such specific reduction or payment and shall not constitute an agreement to reduce any future compensation or reimbursement due to the Advisor hereunder or to continue future payments. Any such reduction will be agreed to prior to accrual of the related expense or fee and will be estimated daily and reconciled and paid on a monthly basis.

(f)       Any such reductions made by the Advisor in its fees or payment of expenses which are the Fund’s obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in any subsequent month in the three year period from the date of the management fee reduction and expense payment if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) will not cause the Fund to exceed the lesser of: (1) the expense limitation in place at the time of the management fee reduction and expense payment; or (2) the expense limitation in place at the time of the reimbursement Any such reimbursement is contingent upon the review, approval and/or ratification of such reimbursement by the Board of Trustees of the Trust. Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses.

(g)       The Advisor may agree not to require payment of any portion of the compensation or reimbursement of expenses otherwise due to it pursuant to this Agreement. Any such agreement shall be applicable only with respect to the specific items covered thereby and shall not constitute an agreement not to require payment of any future compensation or reimbursement due to the Advisor hereunder.

8.            NO SHORTING; NO BORROWING. The Advisor agrees that neither it nor any of its officers or employees shall take any short position in the shares of the Fund. This prohibition shall not prevent the purchase of such shares by any of the officers or employees of the Advisor or any trust, pension, profit-sharing or other benefit plan for such persons or affiliates thereof, at a price not less than the net asset value thereof at the time of purchase, as allowed pursuant to rules promulgated under the Investment Company Act. The Advisor agrees that neither it nor any of its officers or employees shall borrow from the Fund or pledge or use the Fund’s assets in connection with any borrowing not directly for the Fund’s benefit. For this purpose, failure to pay any amount due and payable to the Fund for a period of more than thirty (30) days shall constitute a borrowing.

9.            CONFLICTS WITH TRUST’S GOVERNING DOCUMENTS AND APPLICABLE LAWS. Nothing herein contained shall be deemed to require the Trust or the Fund to take any action contrary to the Trust’s Agreement and Declaration of Trust, Amended and Restated By-Laws, or any applicable statute or regulation, or to relieve or deprive the Board of Trustees of its responsibility for and control of the conduct of the affairs of the Trust and Fund. In this connection, the Advisor acknowledges that the Trustees retain ultimate plenary authority over the Fund and may take any and all actions necessary and reasonable to protect the interests of shareholders.

10.          REPORTS AND ACCESS; APPROVAL.

(a)       The Advisor agrees to supply such information to the Fund’s administrator and to permit such compliance inspections by the Fund’s administrator as shall be reasonably necessary to permit the administrator to satisfy its obligations and respond to the reasonable requests of the Board of Trustees.

(b)       The Trust agrees to provide the Advisor such information about the Trust and the Fund as is necessary and appropriate for the Advisor to perform its services hereunder. Such information includes, but is not limited to, the Trust’s Agreement and Declaration of Trust and Amended and Restated By-Laws and all compliance policies and procedures of the Trust. The Trust agrees to provide to the Advisor promptly any amendment to the foregoing and, if any such amendment would materially affect the services to be provided by the Advisor hereunder, the Trust agrees to provide the amendment to the Advisor prior to its adoption by the Board of Trustees.

(c)       The Trust represents and warrants that this Agreement has been authorized by the Board of Trustees and by shareholders in accordance with applicable law.

11.	ADVISOR’S LIABILITIES AND INDEMNIFICATION.

(a)       The Advisor shall have responsibility for the accuracy and completeness (and liability for the lack thereof) of the statements in the Fund’s offering materials (including the prospectus, the statement of additional information, advertising and sales materials), relating to (i) the Advisor and its affiliates, (ii) the Fund’s investment strategies and related risks, and (iii) other information, in each case only if supplied by the Advisor for inclusion therein.

(b)       Except as otherwise provided herein, the Advisor shall be liable to the Fund for any loss (including brokerage charges) incurred by the Fund as a result of any improper investment made by the Advisor in contradiction of the Investment Policies, other than losses or damages relating to lost profits.

(c)       In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of the obligations or duties hereunder on the part of the Advisor, the Advisor shall not be subject to liability to the Trust or the Fund or to any shareholder of the Fund for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security by the Fund. Notwithstanding the foregoing, federal securities laws and certain state laws impose liabilities under certain circumstances on persons who have acted in good faith, and therefore nothing herein shall in any way constitute a waiver or limitation of any rights which the Trust, the Fund or any shareholder of the Fund may have under any federal securities law or state law.

(d)       Each party to this Agreement shall indemnify and hold harmless the other party and the shareholders, directors, members, managers, agents, officers and employees of the other party (any such person, an “Indemnified Party”) against any loss, liability, claim, damage or expense (including the reasonable cost of investigating and defending any alleged loss, liability, claim, damage or expenses and reasonable counsel fees incurred in connection therewith) (collectively, “Losses”) arising out of the Indemnifying Party’s willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties hereunder; provided, however, that nothing herein shall be deemed to protect any Indemnified Party against any Loss to which such Indemnified Party would otherwise be subject by reason of such party’s willful misfeasance, bad faith or negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties under this Agreement.

(e)       No provision of this Agreement shall be construed to protect any Trustee or officer of the Trust, or officer of the Advisor, from liability in violation of Sections 17(h) and (i) of the Investment Company Act.

12.          NON-EXCLUSIVITY; TRADING FOR ADVISOR’S OWN ACCOUNT. The Trust’s employment of the Advisor is not an exclusive arrangement. The Trust may from time to time employ other individuals or entities to furnish it with the services provided for herein. Likewise, the Advisor may act as investment adviser for any other person, and shall not in any way be limited or restricted from buying, selling or trading any securities for its or their own accounts or the accounts of others for whom it or they may be acting, provided, however, that the Advisor expressly represents that it will undertake no activities which, in its judgment, will adversely affect the performance of its obligations to the Fund under this Agreement; and provided further that the Advisor will adopt a code of ethics governing employee trading and trading for proprietary accounts that conforms to the requirements of the Investment Company Act and the Advisers Act and has been approved by the Board of Trustees.

13.          TRANSACTIONS WITH OTHER INVESTMENT ADVISERS. The Advisor is not an affiliated person of any investment adviser responsible for providing advice with respect to any other series of the Trust, or of any promoter, underwriter, officer, director, member of an advisory board or employee of any other series of the Trust. The Advisor shall not consult with the investment adviser of any other series of the Trust concerning transactions for the Fund or any other series of the Trust.

14.          TERM. This Agreement shall become effective at the time the Fund receives an affirmative vote of a majority of the outstanding voting securities of the Fund and shall remain in effect for a period of two (2) years from the latter of the date of approval by (i) the Board of Trustees of the Trust (including the vote of a majority of the Trustees of the Trust who are not interested persons of the Fund or the Advisor), cast in person at a meeting called for the purpose of voting on such approval or, (ii) the vote of a majority of the outstanding voting securities of the Fund. This Agreement shall continue in effect thereafter for additional periods not exceeding one (l) year so long as such continuation is approved for the Fund at least annually by (i) the Board of Trustees of the Trust (including the vote of a majority of the Trustees of the Trust who are not interested persons of the Fund or the Advisor) at a meeting called for the purpose of voting on such approval or, (ii) if conducted, the vote of a majority of the outstanding voting securities of the Fund. The terms “majority of the outstanding voting securities” and “interested persons” shall have the meanings set forth in the Investment Company Act.

15.          RIGHT TO USE NAME. The Advisor warrants that the Fund’s name is not deceptive or misleading and that the Advisor has rights to any distinctive name used by the Fund. Any concern regarding copyright, trademark, or patent infringement with respect to the name used by the Fund shall be resolved by the Advisor. The Fund acknowledges that its use of any distinctive name is derivative of its relationship with the Advisor. The Fund may use the name connected with the Advisor or any name derived from or using the name of the Advisor only for so long as this Agreement or any extension, renewal or amendment hereof remains in effect. Within sixty (60) days from such time as this Agreement shall no longer be in effect, the Trust and Fund shall cease to use such a name or any other name connected with the Advisor.

It is understood and hereby agreed that the name “Exchange Place Advisors Trust” is the property of the Trust for copyright and all other purposes. The Advisor undertakes and agrees that, in the event that the Advisor shall cease to act as investment adviser to the Fund, the Advisor shall promptly take all necessary and appropriate action to discontinue use of the Trust’s name and will further refrain from using the Trust’s name; provided, however, that the Advisor may continue to use the Trust’s name for the sole purpose of identifying the Trust as an account formerly managed by the Advisor or as otherwise consented to by the Trust in writing prior to such use.

It is additionally understood and hereby agreed that the name “Fort Pitt”, “Fort Pitt Capital”, “FPW”, “Focus Partners Wealth” or any reasonable derivation of the same, is the property of the Advisor for copyright and all other purposes. The Trust undertakes and agrees that, in the event that the Advisor shall cease to act as investment adviser to the Funds, the Trust shall promptly take all necessary and appropriate action to discontinue use of the Advisor’s name and will further refrain from using the Advisor’s name; provided, however, that the Trust may continue to use the Advisor’s name for the sole purpose of identifying the Trust as an account formerly managed by the Advisor or as otherwise consented to by the Advisor in writing prior to such use.

16.	TERMINATION; NO ASSIGNMENT.

(a)       This Agreement may be terminated by the Trust on behalf of the Fund, or by vote of a majority of the outstanding voting securities of the Fund, at any time, with or without cause, and without payment of any penalty. This Agreement may also be terminated by the Advisor, with or without cause, and without payment of any penalty, upon sixty (60) days’ written notice to the Fund. In the event of a termination or non-renewal of this Agreement, the Advisor shall cooperate in the orderly transfer of the Fund’s affairs and, at the request of the Board of Trustees, transfer, at the Fund’s expense, any and all books and records of the Fund maintained by the Advisor on behalf of the Fund to the Fund or its delegate.

(b)       This Agreement shall terminate automatically in the event of any assignment thereof, as defined in the Investment Company Act.

17.          NONPUBLIC PERSONAL INFORMATION. Notwithstanding any provision herein to the contrary, the Advisor agrees on behalf of itself and its managers, members, officers, and employees (1) to treat confidentially and as proprietary information of the Trust (a) all records and other information relative to the Fund’s prior, present, or potential shareholders (and clients of said shareholders) and (b) any Nonpublic Personal Information, as defined under Section 248.3(t) of Regulation S-P (“Regulation S-P”), promulgated under the Gramm-Leach-Bliley Act (the “G-L-B Act”); and (2) except after prior notification to and approval in writing by the Trust, not to use such records and information for any purpose other than the performance of its responsibilities and duties hereunder, or as otherwise permitted by Regulation S-P or the G-L-B Act, and if in compliance therewith, the privacy policies adopted by the Trust and communicated in writing to the Advisor. Such written approval shall not be unreasonably withheld by the Trust and may not be withheld where the Advisor may be exposed to civil or criminal contempt or other proceedings for failure to comply after being requested to divulge such information by duly constituted authorities.

18.          ANTI-MONEY LAUNDERING COMPLIANCE. The Advisor acknowledges that, in compliance with the Bank Secrecy Act, as amended, the USA PATRIOT Act, and any implementing regulations thereunder (together, “AML Laws”), the Trust has adopted an Anti-

Money Laundering Policy. The Advisor agrees to comply with the Trust’s Anti-Money Laundering Policy and the AML Laws, as the same may apply to the Advisor, now and in the future; provided, however, that the Advisor shall not be liable in respect of any failure by it to comply with changes to the Trust’s Anti-Money Laundering Policy of which it has not been notified in writing by the Trust a reasonable time in advance of the effectiveness of such changes. The Advisor further agrees to provide to the Trust and/or the administrator such reports, certifications and contractual assurances as may be reasonably requested by the Trust. The Trust may disclose information regarding the Advisor to governmental and/or regulatory or self-regulatory authorities to the extent required by applicable law or regulation and may file reports with such authorities as may be required by applicable law or regulation.

19.          CERTIFICATIONS; DISCLOSURE CONTROLS AND PROCEDURES. The Advisor acknowledges that, in compliance with the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), and the implementing regulations promulgated thereunder, the Trust and the Fund are required to make certain certifications and have adopted disclosure controls and procedures. To the extent reasonably requested by the Trust, the Advisor agrees to use its best efforts to assist the Trust and the Fund in complying with the Sarbanes-Oxley Act and implementing the Trust’s disclosure controls and procedures. The Advisor agrees to inform the Trust of any material development related to the Fund that the Advisor reasonably believes is relevant to the Fund’s certification obligations under the Sarbanes-Oxley Act.

20.          SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute or rule, or shall be otherwise rendered invalid, the remainder of this Agreement shall not be affected thereby.

21.          CAPTIONS. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

22.          GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware without giving effect to the conflict of laws principles thereof; provided that nothing herein shall be construed to preempt, or to be inconsistent with, any federal law, regulation or rule, including the Investment Company Act and the Advisers Act and any rules and regulations promulgated thereunder.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized officers, all on the day and year first above written.

EXCHANGE PLACE ADVISORS TRUST on behalf of the series listed on Schedule A	FOCUS PARTNERS WEALTH, LLC

By:	By:
Name:	Name:
Title:	Title:

SCHEDULE A
to the Investment Advisory Agreement

Series or Fund of Exchange Place Advisors Trust	Annual Fee Rate as a Percentage of Average Daily Assets

Fort Pitt Capital Total Return Fund	0.76%

The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

Subject to completion, dated January [•], 2026

STATEMENT OF ADDITIONAL INFORMATION
DATED February [•], 2026

Kovitz Core Equity ETF,
A Series of Valued Advisers Trust

Relating to the Acquisition of the Assets and Liabilities of
FORT PITT CAPITAL TOTAL RETURN FUND
c/o Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246
1-866-688-8775

This statement of additional information (“SAI”) contains information that may be of interest to shareholders of Fort Pitt Capital Total Return Fund (the “Target Fund”), a series of Exchange Place Advisors Trust, that is not included in the Combined Proxy Statement/Prospectus dated [•], 2026 (the “Combined Proxy Statement/Prospectus”) but which relates to the reorganization of the Target Fund into Kovitz Core Equity ETF (the “Acquiring Fund”), a series of Valued Advisers Trust (the “Acquiring Trust”). This SAI is not a prospectus and should be read in conjunction with the Combined Proxy Statement/Prospectus. As described in the Combined Proxy Statement/Prospectus, the Reorganization would involve the transfer of substantially all the assets of the Target Fund to the Acquiring Fund in exchange for shares of the Acquiring Fund, plus cash in lieu of fractional shares, and the assumption by the Acquiring Fund of all liabilities and obligations of the Target Fund. The Target Fund would distribute in complete liquidation of the Target Fund (i) the Acquiring Fund shares, plus cash in lieu of fractional shares, to the Target Fund’s shareholders, other than Target Fund shareholders who hold their Target Fund shares through a fund direct individual retirement account (“Direct IRA Shareholders”) who did not transfer such shares to a brokerage account, and (ii) cash to such Direct IRA Shareholders. The Combined Proxy Statement/Prospectus has been filed with the Securities and Exchange Commission and is available upon request and without charge at compliance@kovitz.com, by calling toll-free 866-796-1285 or by writing (regular mail) to Focus Partners Wealth, LLC, 190 Carondelet Plaza, Suite 600, St. Louis, Missouri 63105.

TABLE OF CONTENTS

Page

Incorporation by Reference	S-1
Independent Registered Public Accounting Firm	S-1
Supplemental Financial Information	S-2

i

Incorporation by Reference
INTO THE STATEMENT OF ADDITIONAL INFORMATION

The Acquiring Fund is a series of Acquiring Trust. This Statement of Additional Information incorporates by reference the following documents, which have been filed with the U.S. Securities and Exchange Commission and will be sent to any shareholder requesting this Statement of Additional Information:

1.       The Prospectus of Fort Pitt Capital Total Return Fund, dated February 28, 2025, as supplemented to date (File Nos. 333-226989; 811-23373) (Accession No. 0001580642-25-001259).

2.       The Statement of Additional Information of Fort Pitt Capital Total Return Fund, dated February 28, 2025, as supplemented to date (File Nos. 333-226989; 811-23373) (Accession No. 0001580642-25-001259).

3.       The audited financial statements included in the Annual Report to Shareholders of Fort Pitt Capital Total Return Fund for the fiscal year ended October 31, 2025 (File No. 811-23373) (Accession No. 0001580642-26-000126).

4.       The Prospectus of Kovitz Core Equity ETF, dated March 1, 2025 (File Nos. 333-151672; 811-22208) (Accession No. 0001580642-25-001237).

5.       The Statement of Additional Information of Kovitz Core Equity ETF, dated March 1, 2025 (File Nos. 333-151672; 811-22208) (Accession No. 0001580642-25-001237).

6.       The audited financial statements included in the Annual Report to Shareholders of Kovitz Equity ETF for the fiscal year ended October 31, 2025 (File No. 811-22208) (Accession No. 0001580642-26-000038).

The audited financial statements and related independent registered public accounting firm’s report for the Target Fund and Acquiring Fund, for the fiscal year ended October 31, 2025 are incorporated herein by reference only insofar as they relate to such Fund. No other parts of the Annual Report of each of the Target Fund and the Acquiring Fund are incorporated by reference herein.

Copies of any of the above-referenced documents may be viewed online or downloaded without charge on the EDGAR database on the SEC’s website at www.sec.gov. Copies of these reports, as well as proxy materials and other information, may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov. In addition, copies of the above-referenced documents relating to the Target Fund may be obtained at no charge on the Target Fund’s website at www.fortpittcapitalfunds.com or by calling 866-688-8775.

Independent Registered Public Accounting Firm

The audited financial statements for the Target Fund and Acquiring Fund incorporated by reference into the Combined Proxy Statement/Prospectus have been so included and incorporated in reliance upon the reports of Cohen & Company, Ltd., the independent registered public accounting firm, given their authority as experts in auditing and accounting.

Supplemental Financial Information

A table showing the fees of the Target Fund and the Acquiring Fund, and the fees and expenses of the Acquiring Fund on a pro forma basis after giving effect to the Reorganization, is included in the “Comparison of the Target Fund and the Acquiring Fund—Fees and Expenses” section of the Combined Proxy Statement/Prospectus.

The Reorganization will not result in a material change to the Target Fund’s investment portfolio due to the investment restrictions of its Acquiring Fund. As a result, schedules of investments of the Target Fund modified to show the effects of the Reorganization are not required and are not included. Notwithstanding the foregoing, changes may be made to the Acquiring Fund’s portfolio following the Reorganization as described in the Combined Proxy Statement/Prospectus.

The Acquiring Fund will be the accounting and performance survivor if shareholders approve the Reorganization. There are no material differences in accounting policies of the Acquiring Fund as compared to those of the Target Fund.

PROXY CARD

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.

PLEASE CAST YOUR PROXY VOTE TODAY!

Fort Pitt Capital Total Return Fund (the “Fund”)
A Series of Exchange Place Advisors Trust (the “Trust”)
Proxy for the Special Meeting of Shareholders to be Held on March 31, 2026

The undersigned, revoking prior proxies, hereby appoints Ian Martin and Karen Jacoppo-Wood, and each of them, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote all shares held in the name(s) of the undersigned on the record date at the Special Meeting of Shareholders of the Fund to be held on March 31, 2026, at [•] Eastern time, at the offices of the offices of Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246. Shareholders will vote upon the Proposal described in the Notice of Special Meeting of Shareholders and accompanying Proxy Statement, which have been received by the undersigned.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt of the Notice of Special Meeting of Shareholders and of the accompanying Proxy Statement. Your signature(s) on this proxy card should be exactly as your name(s) appear on the reverse side of this proxy card. If the shares are held jointly, either owner may sign this proxy card. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

SIGNATURE (AND TITLE IF APPLICABLE)

DATE

SIGNATURE (IF HELD JOINTLY)

DATE

This proxy is solicited on behalf of the Target Trust’s Board of Trustees. If you specify a vote for a Proposal, your proxy will be voted as you indicate. If you simply sign and date the proxy card, but don’t specify a vote for a Proposal, your shares will be voted “FOR” such Proposal. The proxy will be voted in accordance with the proxy holders’ discretion as to any other business that may properly come before the Special Meeting of Shareholders or before any adjournments or postponements thereof. No Proposal’s passage is contingent upon the passage of another.

THE FUND’S BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSALS LISTED BELOW.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example:	●

		FOR	AGAINST	ABSTAIN
1.	To approve the Agreement and Plan of Reorganization by and among Fort Pitt Capital Total Return Fund (the “Target Fund”), a series of Exchange Place Advisors Trust, and Kovitz Core Equity ETF (the “Acquiring Fund”), a series of Valued Advisers Trust, pursuant to which the Target Fund would (A) transfer substantially all of its assets to the Acquiring Fund, in exchange solely for newly issued shares of beneficial interest of the Acquiring Fund, plus cash in lieu of fractional shares, and the Acquiring Fund’s assumption of all of the liabilities of the Target Fund; and (B) completely liquidate by distributing (i) Acquiring Fund shares, plus cash in lieu of fractional shares, if any, to the shareholders of the Target Fund, other than shareholders of the Target Fund who hold their Target Fund shares through a fund direct individual retirement account (“Direct IRA Shareholders”) who did not transfer such shares to a brokerage account and (ii) cash to such Direct IRA Shareholders, and terminating the Target Fund thereafter.	○	○	○

2.	To approve a new investment advisory agreement between the Target Trust, on behalf of the Target Fund, and Focus Partners Wealth, LLC.	○	○	○

THANK YOU FOR VOTING

PART C
OTHER INFORMATION

ITEM 15. INDEMNIFICATION.

Reference is made to the Registrant’s Declaration of Trust, is incorporated by reference herewith. The following is a summary of certain indemnification provisions therein.

A person who is or was a Trustee, officer, employee or agent of the Registrant, or is or was serving at the request of the Trustees as a director, trustee, partner, officer, employee or agent of a corporation, trust, partnership, joint venture or other enterprise shall be indemnified by the Trust to the fullest extent permitted by the Delaware Statutory Trust Act, as such may be amended from time to time, the Registrant’s Bylaws and other applicable law. In case any shareholder or former shareholder of the Registrant shall be held to be personally liable solely by reason of his being or having been a shareholder of the Registrant or any series or class of the Registrant and not because of his acts or omissions or for some other reason, the shareholder or former shareholder (or his heirs, executors, administrators or other legal representatives, or, in the case of a corporation or other entity, its corporate or general successor) shall be entitled, out of the assets belonging to the applicable series (or allocable to the applicable class), to be held harmless from and indemnified against all loss and expense arising from such liability in accordance with the Registrant’s Bylaws and applicable law.

Insofar as indemnification for liability arising under the Securities Act of 1933 (the “1933 Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defenses of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

ITEM 16. EXHIBITS.

(1)	Charter Document.
(a)	Registrant’s Certificate of Trust is incorporated by reference to the Registration Statement on Form N-1A filed with the Securities & Exchange Commission (“SEC”) on June 16, 2008 (File No. 811-22208).
(b)	Registrant’s Agreement and Declaration of Trust is incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A filed with the SEC on October 6, 2008 (File No. 811-22208).

(c)	Amended Schedule A to the Registrant’s Agreement and Declaration of Trust is incorporated by reference to Post-Effective Amendment No. 359 to the Registration Statement on Form N-1A filed with the SEC on November 17, 2021 (File No. 811-22208).
(2)	By-laws.
(a)	Registrant’s By-Laws are incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A filed with the SEC on October 6, 2008 (File No. 811-22208).
(b)	Amendment to the Registrant’s By-Laws is incorporated by reference to Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A filed with the SEC on March 16, 2010 (File No. 811-22208).
(3)	Voting Trust Agreements. None.
(4)	Agreement of Reorganization. Form of Agreement and Plan of Reorganization is filed herewith as Appendix B to the Proxy Statement/Prospectus.
(5)	Instruments Defining Rights of Security Holders. None other than in the Declaration of Trust and By-Laws of the Registrant.
(6)	Investment Advisory Contracts. To be filed by amendment.
(7)	Underwriting Contracts. Distribution Agreement between the Acquiring Trust and Northern Lights Distributors, LLC is incorporated by reference to Post-Effective Amendment No. 359 to the Registration Statement on Form N-1A filed with the SEC on November 17, 2021 (File No. 811-22208).
(8)	Bonus or Profit Sharing Contracts. None.
(9)	Custodial Agreement. Custodian and Transfer Agent Agreement between the Acquiring Trust and Brown Brothers Harriman & Co. – Incorporated by reference to Post-Effective Amendment No. 359 to the Registration Statement on Form N-1A filed with the SEC on November 17, 2021 (File No. 811-22208).
(10)	Rule 12b-1 Plans and Rule 18f-3 Plans. None.
(11)	Opinion and Consent of Counsel. To be filed by amendment.
(12)	Opinion and Consent of Counsel regarding tax matters. To be filed by post-effective amendment.
(13)	Other Material Contracts. ETF Master Services Agreement between the Acquiring Trust and Ultimus Fund Solutions, LLC is incorporated by reference to Post-Effective Amendment No. 359 to the Registration Statement on Form N-1A filed with the SEC on November 17, 2021 (File No. 811-22208).
(14)	Other Opinions. Consent of Auditors is filed herewith.

(15)	Omitted Financial Statements. None.
(16)	Powers of Attorney. None.
(17)	Other. None.

ITEM 17. UNDERTAKINGS.

(1)	The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, as amended, the reoffering prospectus will contain the information called for by the applicable registration form for re-offerings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.
(2)	The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to this registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.
(3)	The undersigned Registrant agrees to file by post-effective amendment the opinion of counsel regarding the tax consequences of the proposed reorganization required by Item 16(12)a of Form N-14 within a reasonable time after receipt of such opinion.

SIGNATURES

As required by the Securities Act of 1933, as amended, this Registration Statement has been signed on behalf of the Registrant, in the City of Cincinnati and State of Ohio, on the 20th day of January 2026.

VALUED ADVISERS TRUST

By: /s/ Matthew J. Miller

Matthew J. Miller

President

As required by the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities indicated on the 20th day of January 2026.

Name	Title
/s/ Martin A. Burns Martin A. Burns	Trustee
/s/ Ira P. Cohen Ira P. Cohen	Trustee
/s/ Andrea N. Mullins Andrea N. Mullins	Trustee
/s/ Susan J. Templeton Susan J. Templeton	Trustee
/s/ Zachary P. Richmond Zachary P. Richmond	Treasurer, Principal Financial Officer, and Principal Accounting Officer

INDEX TO EXHIBITS

Exhibit Number	Description
14	Consent of Auditors